AGREEMENT

            This Agreement (the "Agreement"), dated as of January 15, 2003, is made and entered into by and among Presidio Capital Investment Company, LLC, a Delaware limited liability company ("PCIC"), certain subsidiaries of PCIC listed on the signature pages hereto (the "PCIC Subsidiaries"), NorthStar Capital Investment Corp., a Maryland corporation ("NCIC"), Shelbourne Management LLC, a Delaware limited liability company ("Management Company"), Shelbourne Properties I, Inc., a Delaware corporation ("Shelbourne I"), Shelbourne Properties II, Inc., a Delaware corporation ("Shelbourne II"), and Shelbourne Properties III, Inc., a Delaware corporation ("Shelbourne III" and, together with Shelbourne I and Shelbourne II, the "Companies" and individually, a "Company"), Shelbourne Properties I, L.P., a Delaware limited partnership ("Shelbourne I OP"), Shelbourne Properties II, L.P., a Delaware limited partnership ("Shelbourne II OP"), Shelbourne Properties III, L.P., a Delaware limited partnership ("Shelbourne III OP", and, together with Shelbourne I OP and Shelbourne II OP, the "OPs" and, individually, an "OP") and HX Investors, L.P., a Delaware limited partnership ("HX").

                               W I T N E S S E T H

            WHEREAS, the OPs intend to form a new Delaware limited liability company that will be owned 32.51% by Shelbourne I OP, 40.60% by Shelbourne II OP and 26.89% by Shelbourne III OP (the "JV");

            WHEREAS, the OPs, through the JV, intend to acquire one hundred percent (100%) of the ownership interests in Accotel Equity Investors, LLC ("Accotel Equity"), the sole member of Accotel Property Investors LLC ("Accotel Property"), the owner of certain triple net-leased properties (the "ACCOR Property"), subject to certain existing mortgage indebtedness related to the ACCOR Property in the current principal amount of approximately $74,221,000 (the "ACCOR Indebtedness"), pursuant to the documents identified on the closing checklist attached as Exhibit A-1 hereto (the "ACCOR Checklist," and the transaction, the "ACCOR Transaction");

            WHEREAS, Management Company is the holder of all of the issued and outstanding preferred partnership units in each OP designated as "5% Class A Preferred Partnership Units", $1,000 liquidation preference per unit" (the "Preferred Units"), and the OPs and Management Company desire to redesignate the Preferred Units as "5% Class A Preferred Partnership Units" (no liquidation preference) (the "Class A Units") and provide for the terms of such redesignated units, effective upon the closing of the ACCOR Transaction;

            WHEREAS, the parties hereto are parties to a Purchase and Contribution Agreement, dated February 14, 2002 (the "Contribution Agreement"), and desire to terminate the effectiveness of certain provisions of the Contribution Agreement and, in lieu thereof, enter into certain agreements relating to the Class A Units, effective upon the closing of the ACCOR Transaction;

            WHEREAS, each OP, on the one hand, and each Company and the General Partner of such OP, on the other hand, are parties to an advisory agreement, dated as of April 17, 2001 (each, an "Advisory Agreement" and collectively, the "Advisory Agreements"), and desire to amend the Advisory Agreements, in certain respects, effective upon closing of the ACCOR Transaction;

            WHEREAS, Management Company, PCIC, the Companies and HX, among others, are parties to a Settlement Agreement and Mutual Release, dated July 1, 2002 (as hereinafter amended, the "Settlement Agreement"), and desire to amend certain provisions of the Settlement Agreement, effective upon the closing of the ACCOR Transaction; and

            WHEREAS, this Agreement shall become effective upon the closing of the ACCOR Transaction.

            NOW, THEREFORE, in consideration of the foregoing, and the mutual agreements herein contained, the parties agree as follows:

      1. The JV and the ACCOR Transaction.

            (a) Prior to the closing of the ACCOR Transaction, (i) the OPs shall form the JV and shall appoint Management Company as the manager (in its capacity as manager of the JV, the "Manager") of the JV, and the Companies as the special manager of the JV (in their capacity as special manager of the JV, the "Special Manager") with the power and authority described in Section 5(b), and (ii) the JV shall enter into the option agreement with Accotel Remainder Equity LLC ("Remainder") attached hereto as Exhibit A-2, and the agreement with Remainder attached hereto as Exhibit A-3. Each OP hereby appoints the Manager as its attorney-in-fact, which shall be coupled with an interest, to take all actions on behalf of and in the name of the JV subject to the terms of this Agreement. Neither the Manager nor the Special Manager shall have any profits or capital interest in or receive any distributions or any allocations of taxable income or loss by the JV. The certificate of formation and limited liability company agreement of the JV shall be in the forms attached hereto as Exhibits B-1 and B-2.

            (b) The OPs represent, warrant and covenant that, upon the closing of the ACCOR Transaction, (i) the ACCOR Indebtedness shall be a non-recourse obligation of Accotel Property (except as provided in the documents identified in the ACCOR Checklist) in the principal amount of approximately $74,221,000 and collateralized by first mortgage liens on the ACCOR Property, (ii) the cash purchase price payable for the ACCOR Transaction shall be $2,700,000 and the ACCOR Transaction shall be closed on terms that are consistent in all material respects with terms specified in the form of the documents identified on the ACCOR Checklist that were delivered to Management Company on or before the date of this Agreement, except for changes made at the request of Management Company, and the form of the purchase agreement that is attached hereto as Exhibit C,
(iii) the foreclosure guarantee (in the form attached hereto as Exhibit D) shall have been delivered to and accepted by the ACCOR Indebtedness lender, and (iv) the JV shall be treated as a partnership for United States federal income tax purposes and Accotel Equity and Accotel Property shall each be treated as a disregarded entity for United States federal income tax purposes.

      2. Preferred Units. Upon the effectiveness of this Agreement, the Preferred Units in each OP shall be redesignated as Class A Units and shall have the terms set forth in the Amended and Restated Partnership Unit Designation for each OP (each, an "Amended Designation") attached hereto as Exhibits E-1, E-2, and E-3.

      3. Contribution Agreement. Upon the effectiveness of this Agreement, Sections 5.3 and 5.5 of the Contribution Agreement shall be terminated and no party to the Contribution Agreement shall thereupon have any rights or obligations under said Sections.

      4. Certain Agreements with Respect to the Class A Units.

            (a) Subject to Section 4(c) hereof, if, and only if, a "Put Event" (as hereinafter defined) shall have occurred, then in lieu of any liability for damages, each OP shall reacquire the Class A Units issued by such OP at a price equal to the sum of (i) the Applicable Amount (which for Shelbourne I OP shall mean $812,674, for Shelbourne II OP shall mean $1,015,148 and for Shelbourne III OP shall mean $672,178), (ii) any accrued and unpaid distributions on the Class A Units through the date of reacquisition and (iii) the additional amount indicated opposite such OP's name on Exhibit F hereto. The amount so required to be paid under the immediately preceding sentence (the "Reacquisition Price") shall be payable by each OP, in cash, within fifteen business days following receipt of written notice from Management Company that a Put Event has occurred.

            (b) A "Put Event" shall mean the first occurrence (if any) prior to the Complete Redemption (as hereinafter defined), of:

                  (i) subject to Section 9(a) hereof, amendment, termination, distribution, transfer or other disposition of an Advisory Agreement or any rights therein by a Company or by an OP while any Class A Units are outstanding; provided, that, with five business days' prior written notice to Management Company, the Companies and the OPs may amend the Advisory Agreements if the Companies deliver to Management Company at the time of such notice an opinion of counsel upon which Management Company is expressly permitted to rely from a nationally recognized law firm that such amendment, by itself, would not be treated as a disposition or distribution of such Advisory Agreements for United States federal income tax purposes;

                  (ii) the making of any election by any of the OPs to treat the
            JV, Accotel Equity or Accotel Property as a corporation for United States federal income tax purposes;

                  (iii) the issuing of any guarantee with respect to the
            Restricted Indebtedness (as hereinafter defined) or any indemnity to the JV, Accotel Equity, Accotel Property, or any obligee of the Restricted Indebtedness, by any Company, any OP, any partner of any OP (other than Management Company, PCIC or any New Partner admitted pursuant to Section 9(d) hereof or any related person within the meaning of Treasury Regulation Section 1.752-4(b)), or any related person to such partner within the meaning of Treasury Regulation
            Section 1.752-4(b), other than the "U.S. Realty Guarantee" and the "Companies Guarantee" (each as hereinafter defined), any other guarantee or indemnity identified on the ACCOR Checklist, and any guarantee or indemnity made concurrently with a sale or transfer pursuant to Sections 5(a), 5(b) or 5(d) hereof or upon exercise of rights under the agreements attached as Exhibits A-2 and A-3, respectively, in substitution for the U.S. Realty Guarantee, the Companies Guarantee or any of the other documents identified in the ACCOR Checklist;

                  (iv) the failure of an OP, by not later than October 29, 2004, to (a) complete the Complete Redemption, (b) repay, discharge or cause such OP and its subsidiaries to be released from all indebtedness of such OP and its subsidiaries (other than the Restricted Indebtedness), and (c) cause all liabilities of such OP and its subsidiaries (other than liabilities relating to the Excluded Properties (as hereinafter defined)) to be assumed by a liquidating trust that acquires all of the assets of such OP (other than the Excluded Properties and the Advisory Agreement);

                  (v) except as required by Section 5(a) hereof or permitted by
            Section 5(b) hereof, the taking by an OP or the Special Manager of any affirmative voluntary action with respect to the JV, Accotel Equity, Accotel Property or the Restricted Assets or the Restricted Indebtedness without the prior written approval of the Management Company;

                  (vi) the failure by the OPs to make the payment provided in
            Section 5(c) hereof;

                  (vii) a voluntary filing by any OP or the Special Manager of any case, action or proceeding under any bankruptcy, insolvency or similar law, or the collusive filing by any Company or any affiliate thereof of a bankruptcy, insolvency or similar action or proceeding against any OP, the JV, Accotel Equity or Accotel Property; and

                  (viii) a breach by any OP or any Company of its
            representations, warranties, obligations or covenants in Sections 1, 4(d), 4(e), 4(f), 5(b), 6(b), 9(a) or 9(d) hereof and with respect to a breach by any OP or any Company of its obligations pursuant to Sections 4(f) or 9(d), such breach is not cured within 30 days after delivery of written notice thereof.

The Companies hereby guaranty the payment and performance of the obligations of the OPs pursuant this Section.

            (c) Notwithstanding anything to the contrary herein, no OP shall have any obligations whatsoever under Section 4(a) hereof from and after the first occurrence (if any) of a breach by the Manager of covenants in Sections 6(c)(iv) or 6(c)(vii) hereof if such breach is not cured within 30 days after delivery of written notice thereof.

            (d) The Companies and the OPs shall cause the Amended and Restated Limited Partnership Agreement of each OP to be amended to provide that any income or deductions attributable to (i) the ACCOR Property, for the period that it is a Restricted Asset, and (ii) from and after the closing of the New Transaction and the acquisition of the New Property subject to the New Indebtedness, the New Property, will be allocated to Management Company for each calendar year for which Management Company shall have delivered a notice to each OP electing such allocation, it being agreed that such allocation shall not be made unless such notice shall be delivered to each OP prior to December 31 of such calendar year.

            (e) The Companies and the OPs shall cause the Amended and Restated Limited Partnership Agreement of each of the OPs to be amended to specify that, to the extent permitted by Treasury Regulation Section 1. 752-3(a)(3), any excess nonrecourse liabilities attributable to (i) the ACCOR Property for the period that it is a Restricted Asset, and (ii) from and after the closing of the New Transaction and the acquisition of the New Property subject to the New Indebtedness, the New Property, shall be allocated by the OPs to Management Company.

            (f) The OPs shall distribute all cash flow and proceeds from the New Property distributed to it by the JV, to the holders of the Class A Units.

            (g) As used in this Agreement: "Restricted Assets" shall mean, until the Complete Redemption by the OPs, (i) the ACCOR Property, until the JV's transfer of its membership interests in Accotel Equity pursuant to Sections 5(a) or 5(b) hereof, and (ii) the New Property, from and after the closing of the New Transaction. As used in this Agreement: "Restricted Indebtedness" shall mean (i) the ACCOR Indebtedness, during the period described in clause (i) of the definition of "Restricted Assets" and (ii) the New Indebtedness, during the period described in clause (ii) of the definition of "Restricted Assets."

      5. New Acquisition Right. (a) Prior to the Complete Redemption by each OP, the Manager shall have the right, power and authority (the "New Acquisition Right"), exercisable by delivery of written notice to the Special Manager on or before July 28, 2004 (each, a "New Acquisition Notice"), to cause the JV to acquire the real property, personal property or other property designated by Management Company in the New Acquisition Notice (the "New Property"), to incur indebtedness with respect thereto that is designated in the New Acquisition Notice (the "New Indebtedness"), and, subject to Section 5(c) below, to require the OPs to expend the Maximum Amount in respect thereof (the "New Transaction"), on or before the closing date specified by the Manager in the New Acquisition Notice, provided that no OP shall be required to expend any funds until the earlier of (x) the date that is four (4) months after the date of delivery of the New Acquisition Notice, if delivered on or before June 28, 2004, and otherwise three (3) months after the date of delivery of the New Acquisition Notice, and (y) the date of the closing of the sale to a third party of the membership interests in Accotel Equity pursuant to Section 5(b) hereof, and the OPs shall take such actions.

      In addition, prior to the Complete Redemption by each OP, the Manager shall have the right (the "Put Right"), exercisable by delivery of written notice to the Special Manager on or before the Complete Redemption (the "ACCOR Put Notice"), to require that the OPs (or their designees) acquire for no cash consideration, the membership interests in Accotel Equity, and the OPs (or their designees) shall acquire such equity interests, within ten (10) business days after the ACCOR Indebtedness lender has consented to such acquisition (if consent is required) and otherwise within thirty (30) days after the Manager's delivery of written notice. Following the receipt of the ACCOR Put Notice, the OPs shall use commercially reasonable efforts to obtain the consent of the ACCOR Indebtedness lender to transfer the membership interests in Accotel Equity to the OPs or their designees, provided that neither the OPs (nor their designees) nor the Special Manager shall have any obligation to pay any lender consent or transfer fees in order to obtain the ACCOR Indebtedness lender's consent, provided, further, that such acquisition shall not be consummated unless the "NorthStar Guarantee" (as hereinafter defined) expires by its terms or is terminated concurrently with such acquisition (except as to any obligation or liability arising thereunder for prior periods). If such acquisition does not occur within the aforesaid period solely as a result of a willful failure by the OPs (or their designees) to sign a guarantee in substantially the same form as the NorthStar Guarantee in favor of the makers (collectively, the "U.S. Realty Guarantors") of those certain guarantees in favor of the ACCOR Indebtedness lender annexed hereto as Exhibit G-1 (collectively, the "U.S. Realty Guarantee"), then (x) such failure shall not constitute a "Put Event" under Section 4(b) hereof, (y) the Manager shall have the right in its sole and absolute discretion to cause the JV to sell and transfer the membership interests in Accotel Equity to any person or entity designated by the Management Company without the consent or approval of any other party to this Agreement, and (z) the Special Manager shall have no right to sell or transfer the membership interests in Accotel Equity. A sale or transfer of the membership interests in Accotel Equity pursuant to this Section 5(a) shall not relieve the OPs of their obligation to expend funds on account of a New Transaction in accordance with and subject to the provisions of this
Section 5(a). The "NorthStar Guarantee" shall mean the guarantee delivered by NorthStar Partnership, L.P. ("NorthStar"), PCIC and NCIC to the U.S. Realty Guarantors in the form attached as Exhibit G-2.

      Notwithstanding the foregoing: (1) the Manager shall not be entitled either to cause the OPs to expend any funds pursuant to this Section 5(a) or to require that the OPs (or their designees) acquire the membership interests in Accotel Equity if there is a breach of the covenants in Section 6(c) hereof that is not cured within 30 days after delivery of written notice thereof; and (2) the Manager shall not have the right to cause the JV to acquire the New Property or incur the New Indebtedness, in each case if consummating the applicable transaction would:

                  (i) (A) cause any Company to fail to qualify as a real estate investment trust within the meaning of Section 856(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), cause any Company to have additional assets at the close of any calendar quarter of any taxable year of such Company ("Additional Assets") unless at least 95% of such Additional Assets are described in Section 856(c)(4)(A) of the Code or cause any Company to have additional gross income for purposes of Section 856(c) of the Code for any taxable year of the Company ("Additional Gross Income") unless at least 87.5% of such Additional Gross Income is derived from items of gross income listed in
Section 856(c)(3) of the Code and the balance of such Additional Gross Income is derived from items of gross income listed in Section 856(c)(2) of the Code (such restrictions identified in this clause (A), the "REIT Tax Restrictions"), (B) prevent any Company during the Liquidation Period (as hereinafter defined) from forming any trust that is a "liquidating trust" for federal income tax purposes or transferring any property (other than the Excluded Properties) to any trust that is a "liquidating trust" for federal income tax purposes or (C) cause any trust to which a Company transfers its remaining assets to fail to qualify as a "liquidating trust" for federal income tax purposes; or

                  (ii) expose any OP to liability or costs in excess of the Maximum Amount for which such OP, in such OP's reasonable judgment, is not adequately indemnified.

            As used herein the "Liquidation Period", with respect to the Companies, shall mean the period from the date hereof through October 29, 2004.

            (b) Following the expiration of a period of ninety (90) days commencing on the date of delivery of a New Acquisition Notice, if delivered on or before June 28, 2004, and otherwise sixty (60) days after the date of delivery of a New Acquisition Notice (or, in either case, earlier with the written consent of Management Company), if the New Acquisition Notice has not been withdrawn pursuant to Section 5(c) hereof or if the OPs have been required by the Manager to expend any funds with respect to a New Transaction (whether or not the New Acquisition Notice has been withdrawn or such New Transaction has closed), the Special Manager shall have the right to sell or transfer the membership interests in Accotel Equity to any person, provided that (i) the Special Manager shall provide the Management Company with (A) at least five (5) business days prior written notice before executing any binding commitment or other binding agreement (which may contain financing and other conditions precedent) with respect to the sale of the membership interests in Accotel Equity (it being agreed that a binding commitment or agreement may be executed during such 90-day or 60-day period, as applicable, if the New Acquisition Notice has not been withdrawn pursuant to Section 5(c)) and (B) at least ten
(10) business days prior written notice before the closing of the sale of the membership interests in Accotel Equity, (ii) such sale or transfer shall be made in compliance with the transfer restrictions imposed by the provisions of the ACCOR Indebtedness, and (iii) such sale or transfer shall not be made unless the NorthStar Guarantee expires by its terms or is terminated concurrently with such sale or transfer (except as to any liability or obligation arising thereunder for prior periods). The failure to effectuate such sale or transfer solely as a result of an inability to satisfy the condition imposed by clause (iii) of the immediately preceding sentence shall not relieve the OPs of their obligation to expend funds on account of a New Transaction in accordance with and subject to the provisions of Section 5(a), and shall not deprive the Special Manager of its rights under Section 5(b). Following the delivery of a New Acquisition Notice, the Special Manager shall have the right to market the interests in Accotel Equity, and the Special Manager and the Manager shall exercise commercially reasonable efforts to coordinate simultaneous closings of the sale of the membership interests in Accotel Equity and the acquisition of the New Property. The Manager hereby appoints the Special Manager as its attorney-in-fact, which shall be coupled with an interest, to take all actions on behalf of and in the name of the JV to effectuate such sale or transfer. Notwithstanding any provision of this Agreement to the contrary, the Special Manager shall have no right, power or authority to take any action or cause the JV to take any action, and shall not take any affirmative action or cause the JV to take any affirmative action, that could give rise to any liability or obligation for payment under the NorthStar Guarantee.

            (c) The Manager shall be permitted to deliver a New Acquisition Notice one or more times (by not later than July 28, 2004), provided that (i) Manager shall have the right to withdraw any New Acquisition Notice any time prior to the close of the fifth business day following the delivery by the Special Manager of a notice pursuant to Section 5(b)(i)(A) hereof, (ii) the JV shall only be permitted to consummate one New Transaction, (iii) the OPs shall not be required to expend (on account of acquisition costs and expenses, including reasonable attorneys' fees), in the aggregate, a cumulative amount greater than $2,500,000 (the "Maximum Amount") in respect of all New Transactions, and (iv) the New Acquisition Right shall be terminated (and the JV shall not be permitted to consummate any New Transaction) at such time as the OPs shall have expended the Maximum Amount unless Management Company shall contribute to each OP, as required, an amount in cash equal to the amount in excess of the Maximum Amount that is required to close the New Transaction multiplied by such OP's percentage ownership interest in the JV. Notwithstanding any provision of this Agreement to the contrary, the Manager shall have no right, power or authority to take any action or cause the JV to take any action, and shall not take any affirmative action or cause the JV to take any affirmative action, that could give rise to any liability or obligation for payment under the guarantee delivered by the Companies to the U.S. Realty Guarantors in the form attached as Exhibit G-3 (the "Companies Guarantee").

            (d) Simultaneous with a sale or transfer of the membership interests in Accotel Equity pursuant to Sections 5(a) or 5(b) hereof, the Manager shall cause the JV to assign the option agreement annexed hereto as Exhibit A-2 and the agreement annexed hereto as Exhibit A-3 to the Special Manager or its designees. Such obligation shall survive the Complete Redemption by the OPs.

      6. Restricted Actions. (a) Without the prior written consent of the holders of the Class A Units, neither any OP nor the Special Manager shall (i) except as required by Section 5(a) or as expressly permitted in Section 5(b) hereof, take any affirmative voluntary action with respect to the JV, Accotel Equity, Accotel Property, the Restricted Assets or the Restricted Indebtedness,
(ii) admit any new partner to any OP, other than a New Partner (as hereinafter defined) admitted pursuant to Section 9(d) unless the partnership or other beneficial interests of such new partner (other than any New Partner) are completely redeemed by not later than October 29, 2004, or (iii) cause or permit any OP or any of its subsidiaries to directly or indirectly incur any new or additional indebtedness, other than the ACCOR Indebtedness and the New Indebtedness, unless such indebtedness (other than the Restricted Indebtedness) is repaid or discharged or the OP and its subsidiaries are released therefrom on or before the earlier of (x) October 29, 2004 and (y) the date of the Complete Redemption by such OP.

            (b) Until the earlier to occur of an event described in Section 4(c) hereof that is not cured within the 30-day period specified therein or the Complete Redemption by an OP, such OP shall maintain a net asset value (taking into account in determining net asset value, the amount of all liabilities and claims payable by such OP or its subsidiaries (other than the Restricted Indebtedness and claims and liabilities related to the Excluded Properties)) that is at least equal to the sum of (i) the Reacquisition Price that would be payable by such OP in the event a Put Event occurs plus (ii) $1,625,500 for Shelbourne I OP, $2,030,000 for Shelbourne II OP, and $1,344,500 for Shelbourne III OP. On or before the tenth business day of each calendar quarter, the chief executive officer of each Company shall deliver a written certification to Management Company that, to the actual knowledge of such chief executive officer, the applicable OP has at least the net asset value required by the immediately preceding sentence. If any OP shall breach or fail to comply with the covenant provided in the first sentence of this Section 6(b) or if the certification required by the second sentence of this Section 6(b) is not delivered, then in either case, a Put Event shall not be considered to have occurred and no OP shall have any liability for damages if, within 20 days after an OP's receipt of written notice from Management Company that such OP has breached or failed to comply with the covenant provided in the first sentence of this Section 6(b) (which notice shall specify in reasonable detail the basis therefor) or within 20 days after the certification required by the second sentence of this Section 6(b) is not delivered, such OP deposits into an escrow account with an independent escrow agent reasonably acceptable to Management Company, or provides for a letter of credit reasonably acceptable to Management Company in favor of Management Company in, an amount equal to the Reacquisition Price that would be payable by such OP in the event a Put Event occurs. The escrow agreement or letter of credit shall provide for payment to the Management Company of the applicable Reacquisition Price upon the occurrence of a Put Event, and shall permit or provide for quarterly withdrawals by the applicable OP from the escrow account or quarterly reductions in the letter of credit amount, as applicable, to the extent of the scheduled reductions in the Reacquisition Price and shall also permit or provide for a complete withdrawal of all remaining funds in the escrow account or a termination of the letter of credit, as applicable, at the time of a Complete Redemption or earlier occurrence of an event described in Section 4(c) hereof that is not cured within the 30-day period specified therein.


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

            (c) Without the prior written consent of the Special Manager, the Manager shall not (i) except as expressly permitted in Section 5(b) hereof, and except as necessary to avoid any liability or the obligation to make any payment under the NorthStar Guarantee, take any affirmative voluntary action with respect to the JV, Accotel Equity, Accotel Property or the ACCOR Indebtedness, other than an action required by the terms of the ACCOR Indebtedness or any lease or other agreement relating to the ACCOR Property, or knowingly breach any provisions of the ACCOR Indebtedness or the ACCOR Property master lease unless such breach arises from any default by the tenant under the master lease or any insufficiency of funds generated from the ownership of the ACCOR Property, (ii) admit any new partner to the JV, (iii) cause or permit the JV or any of its subsidiaries to directly or indirectly incur any new or additional indebtedness, other than the ACCOR Indebtedness and the New Indebtedness, (iv) make any election to treat the JV, Accotel Equity or Accotel Property as a corporation for United States federal income tax purposes, (v) cause a voluntary filing by any of the JV, Accotel Equity or Accotel Property of any case, action or proceeding under any bankruptcy, insolvency or similar law, or engage in a collusive filing of a bankruptcy, insolvency or similar action or proceeding against any of the JV, Accotel Equity or Accotel Property, (vi) cause any of the JV, Accotel Equity or Accotel Property to take any action that would cause the existence of a "Material Event" (as defined in the Amended Designations), or
(vii) cause any of the JV, Accotel Equity or Accotel Property to acquire any additional property or assets except as expressly permitted by Section 5(a) hereof. In the event the Manager breaches any of the covenants in the foregoing Sections 6(c)(i), (ii), (iii) or (v), the sole and exclusive remedy of the parties hereto with respect to such breach shall be the release and discharge of the OPs' obligations to expend funds and/or acquire the membership interests in Accotel Equity pursuant to Section 5(a) hereof.

      7. Advisory Agreements. Notwithstanding any provisions of the Advisory Agreements to the contrary, the fees and reimbursements payable to the "Advisor" thereunder shall not apply to the Restricted Assets or to any assets acquired by any OP from and after the date hereof, and the term of the Advisory Agreements shall end upon the sale, transfer or other disposition by the OPs of all properties other than the Restricted Assets.

      8. Settlement Agreement. Upon the effectiveness of this Agreement, Section 11(a) of the Settlement Agreement is hereby amended and restated to read in its entirety as follows:

            "(a) (1) Upon the later of (i) the date on which Management receives a final settlement or dismissal of all existing litigation pending against the Companies identified in Section 4.09 of the Disclosure Schedule, including, but not limited to (1) Hudson v. NorthStar Capital Investment Corp., et al., Consol. C.A. No. 19442, in the Court of Chancery of the State of Delaware in and for New Castle County, and (2) HX Investors, L.P., et al. v. Shelbourne Properties I, Inc., et al., C.A. No. 19644 NC, in the Court of Chancery of the State of Delaware in and for New Castle County; and
            (ii) the complete redemption of all partnership and other beneficial interests in the Limited Partnerships (other than the partnership interests held by Management and any new partner of any Limited Partnership that has been designated by Management), and provided that no Put Event (as defined in that certain Agreement, dated as of January 15, 2003 (the "Global Agreement"), among Presidio, certain subsidiaries of Presidio listed on the signature pages thereto, NorthStar Capital Investment Corp., Management, Shelbourne Properties I, Inc., Shelbourne Properties II, Inc., Shelbourne Properties III, Inc., Shelbourne Properties I, L.P., Shelbourne Properties II, L.P. and Shelbourne Properties III, L.P.) has occurred for which the Reacquisition Price (as defined in the Global Agreement) has not been paid by each of the Limited Partnerships to Management, Management shall pay to HX, in cash, an amount equal to $1,050,000.

                  (2) Upon satisfaction of the conditions set forth in Section
            11(a)(1)(i) above and provided that no Put Event has occurred for which the Reacquisition Price has not been paid by each of the Limited Partnerships to Management, Management shall pay to HX, in cash, an aggregate amount equal to 42% of all distributions paid to the holders of the Class A Preferred Units and the holders of the Class A Units (other than amounts paid by any Limited Partnership as the Reacquisition Price (as defined in the Global Agreement)) from their respective dates of issuance, and thereafter Management shall pay to HX in cash, 42% of all distributions paid to the holders of the Class A Units through the date of complete redemption of all partnership and other beneficial interests in the Limited Partnerships (other than the partnership interests held by Management and any new partner of any Limited Partnership that has been designated by Management). Payment shall be made at the time of satisfaction of the conditions set forth in Section 11(a)(1)(i) above, and thereafter, at the time that distributions are made to the holders of the Class A Units."

      9. Complete Redemption of Partnership Common Units. (a) Each OP shall at all times be permitted to distribute its assets (other than the Advisory Agreements, the Excluded Properties and the assets required to be maintained by the OPs pursuant to Section 6(b) hereof) in partial redemption of all partnership and other beneficial interests in such OP (other than the partnership interests in such OP held by Management Company and any New Partner), provided that no OP shall completely redeem all partnership and other beneficial interests in such OP (other than the partnership interests held by Management Company and any New Partner) by distributing all of its remaining assets other than its Advisory Agreement and the Excluded Properties (the "Complete Redemption") prior to the earlier of (x) August 29, 2004 and (y) the date of the closing of a New Transaction. Notwithstanding anything herein to the contrary, each OP shall have the right to effectuate a Complete Redemption at any time from and after the earlier of August 29, 2004 and the date of the closing of New Transaction provided that such OP satisfies the requirements of
Section 4(b)(iv) at the time of the Complete Redemption. The Amended and Restated Limited Partnership Agreement of each of the OPs shall be amended to permit said distributions. The distribution of assets of the OPs in redemption of the OP interests of such partners shall not constitute a "Put Event" under
Section 4(b)(i) of this Agreement.

            (b) In the event the OPs and the JV have not closed the New Transaction, then, immediately prior to the Complete Redemption by each OP, upon five business days' notice by the OPs, Management Company shall contribute to the capital of the OPs (for distribution to the Companies), an aggregate cash amount equal to the sum of (i) $200,000, plus (ii) up to $25,000 of third-party costs and expenses, including reasonable attorney fees (other than those of counsel for the OPs), in excess of $15,000 that are expended by the OPs to close the ACCOR Transaction, plus (iii) any payments theretofore made by the OPs on account of the Maximum Amount. If the required contribution is not made in full within the aforesaid five-day period, then the unpaid amount shall bear interest at the rate of 7.5% per annum, compounded quarterly, until paid to the Companies or their successors in interest. This Section 9(b) shall survive the Complete Redemption and any dissolution of the OPs or the Companies.

            (c) Provided that a Put Event shall not have occurred, upon the Complete Redemption by each OP, none of the Companies or any of their affiliates shall have any obligations whatsoever under this Agreement other than as provided in Sections 9(b) and 10 hereof, which shall survive such Complete Redemption.

            (d) Prior to the Complete Redemption by each OP, Management Company shall have the right, exercisable by delivery of written notice to the OPs, to require each OP to admit one or more new partners designated by Management Company that are affiliates of NorthStar Partnership, L.P. (any such new partner, a "New Partner") and to accept the contribution of cash or other property to each OP by such New Partners in connection with such admission, provided that:

                  (i) the admission of the New Partner and contribution of cash or other property by such New Partner to an OP would not (A) cause any Company to fail to qualify as a real estate investment trust within the meaning of Section 856(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), cause any Company to have any Additional Assets or Additional Gross Income that does not comply with the REIT Tax Restrictions, (B) prevent any Company during the Liquidation Period (as hereinafter defined) from forming any trust that is a "liquidating trust" for federal income tax purposes or transferring any property (other than the Excluded Properties) to any trust that is a "liquidating trust" for federal income tax purposes, (C) cause any trust to which a Company transfers its remaining assets to fail to qualify as a "liquidating trust" for federal income tax purposes or (D) expose any OP to liability or costs for which such OP, in such OP's reasonable judgment, is not adequately indemnified; and

                  (ii) the New Partner shall not have any profit, loss, economic or other interest in any assets or property of the OPs (other than the Excluded Properties).

The cash or other property contributed to the OPs by any such New Partners shall not be part of the assets distributed by the OPs in a Complete Redemption and shall be retained by the OPs following such Complete Redemption.

      10. Indemnification. Each of the Companies hereby agrees to protect, defend and indemnify PCIC, the PCIC Subsidiaries, NCIC, NorthStar, Management Company and each of their respective current and former directors, officers, employees, members, partners, shareholders and affiliates (collectively, the "Management Indemnified Parties") from and against any and all third party claims asserted against any of the Management Indemnified Parties at any time from and after the closing of the ACCOR Transaction relating to any property owned directly or indirectly by any of the OPs at or following the closing of the ACCOR Transaction but prior to the Complete Redemption by each OP, other than (1) the ACCOR Property for the period that it is a Restricted Asset, (2) the New Property in the event the New Property is acquired by the JV prior to the Complete Redemption by each OP and (3) any property contributed by a New Partner pursuant to Section 9(d) (together with the properties described in (1) and (2), the "Excluded Properties"). Management Company and PCIC hereby agree to protect, defend and indemnify each of the Companies and each of their respective current and former directors, officers, employees, members, partners, shareholders and affiliates (collectively, the "Company Indemnified Parties") from and against any and all third party claims asserted against any of the Company Indemnified Parties relating to any of the Excluded Properties. In addition, each of the Companies hereby agrees to protect, defend and indemnify PCIC, NCIC and NorthStar from and against any and all third party claims at any time arising pursuant to the NorthStar Guarantee that result from any affirmative action taken by the Special Manager, any Company or any OP prior to the Complete Redemption or earlier expiration or termination of the NorthStar Guarantee, and the Management Company and PCIC agree to protect, defend and indemnify the Companies from and against any and all third party claims at any time arising pursuant to the Companies Guarantee that result from any affirmative action taken by NorthStar, Management Company or PCIC prior to the Complete Redemption or earlier expiration or termination of the Companies Guarantee. NorthStar is an express and intended third party beneficiary of the indemnification provided in this Section 10. The Companies, on the one hand, and Management Company and PCIC on the other hand, shall pay all expenses, including, without limitation, reasonable attorneys' fees, that may be incurred by any of Management Indemnified Parties (in the case of the Companies) and the Company Indemnified Parties (in the case of Management Company and PCIC), respectively, in successfully enforcing the indemnity provided for in this Section. The provisions of this Section shall survive the Complete Redemption by each OP.

      11. Additional Capital Contributions. For each year for which Management Company has made an election under Section 4(d) hereof, Management Company shall contribute to the OPs (32.51% to Shelbourne I OP, 40.6% to Shelbourne II OP and 26.89% to Shelbourne III OP), for distribution to the Companies, an aggregate cash amount equal to $105,000. Unless full payment is made by not later than five (5) business days after receipt by Management Company of the distributions required to be paid to Management Company pursuant to the Amended Designations for the calendar year for which such election was made, the related election shall be deemed null and void.

      12. Miscellaneous.

            (a) Expenses. Each party shall bear its own costs and expenses in connection with this Agreement and the transactions contemplated hereby; provided that the OPs shall reimburse Management Company, within five (5) business days after demand therefor from Management Company, for up to $50,000 in the aggregate of its out-of-pocket expenses paid or payable by Management Company to its legal counsel for services rendered in connection with this Agreement, the ACCOR Transaction and any New Transaction.

            (b) Amendment. This Agreement may be amended, modified or supplemented from time to time but only in writing signed by each of the parties hereto.

            (c) Notices. Any notice, request, instruction or other document to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given, when received:

                  (i) If to PCIC or Management Company, addressed as follows:

                           Presidio Capital Investment Company, LLC
                           c/o NorthStar Capital Investment Corp.
                           527 Madison Avenue, 16th floor
                           New York, New York 10022
                           Attention: Richard J. McCready, Esq.
                           Facsimile No.: (212) 319-4557
with a copy to:
                           Skadden, Arps, Slate, Meagher & Flom LLP
                           Four Times Square
                           New York, New York 10036-6522
                           Attention:  Benjamin F. Needell, Esq.
                           Facsimile No.: (212) 735-2000

                  (ii) If to any of the Companies or the OPs, addressed to such individual Company or OP as follows:

                           c/o Katten Muchin Zavis Rosenman
                           575 Madison Avenue
                           New York, New York 10022
                           Attention:  Mark I. Fisher; Todd J. Emmerman
                           Facsimile No.: (212) 935-8405,

or to such other individual or address as a party hereto may designate for itself by notice given as herein provided.

            (d) Waivers. The failure of a party hereto at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by a party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

            (e) Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (f) Interpretation. Consummation of the transactions contemplated herein shall not be deemed a waiver of a breach of or inaccuracy in any representation, warranty or covenant or of any party's rights and remedies with regard thereto. No specific representation, warranty or covenant contained herein shall limit the generality or applicability of a more general representation, warranty or covenant contained herein. A breach of or inaccuracy in any representation, warranty or covenant shall not be affected by the fact that any more general or less general representation, warranty or covenant was not also breached or inaccurate.

            (g) Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without giving effect to the principles of conflicts of law thereof.

            (h) Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective estates, heirs, legal representatives, successors and assigns; provided, however, that no assignment of any rights or obligations shall be made by any party hereto without the written consent of each other party hereto.

            (i) No Third-Party Beneficiaries. Except as expressly provided in
Section 10 hereof, this Agreement is solely for the benefit of the parties hereto and, to the extent provided herein, their respective estates, heirs, successors, Affiliates (as hereinafter defined) and their respective directors, officers, employees, agents and representatives, and no provision of this Agreement shall be deemed to confer upon other third parties any remedy, claim, liability, reimbursement, cause of action or other right.

            As used herein, the term "affiliate" means, with respect to any specified person or entity, (1) any other person or entity which directly or indirectly, controls, is under common control with, or is controlled by, such specified person or entity, (2) any other person or entity which is the beneficial owner of 50 percent or more of any class of securities of the specified person or entity or a person or entity described in clause (1) of this paragraph, and (3) any relative or spouse of the specified person or any of the persons contemplated in this definition.

            (j) Severability. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

            (k) Remedies Cumulative. Unless otherwise specified, the remedies provided in this Agreement shall be cumulative and shall not preclude the assertion or exercise of any other rights or remedies available by law, in equity or otherwise.

            (l) Entire Understanding. This Agreement and the Amended Designations with respect to the Class A Units set forth the entire agreement and understanding of the parties hereto with respect to the subject matter hereof.

            (m) Jurisdiction of Disputes; Waiver of Jury Trial. In the event any party to this Agreement commences any litigation, proceeding or other legal action in connection with or relating to this Agreement or any matters described or contemplated herein, with respect to any of the matters described or contemplated herein, the parties to this Agreement hereby (i) agree under all circumstances absolutely and irrevocably to institute any litigation, proceeding or other legal action in a court of competent jurisdiction located within the Borough of Manhattan in The City of New York, New York, whether a state or federal court; (ii) agree that in the event of any such litigation, proceeding or action, such parties will consent and submit to personal jurisdiction in any such court described in clause (i) above and to service of process upon them in accordance with the rules and statutes governing service of process (it being understood that nothing in this Section 12(m) shall be deemed to prevent any party from seeking to remove any action to a federal court in the Borough of Manhattan in The City of New York, New York); and (iii) agree to waive to the full extent permitted by law any objection that they may now or hereafter have to the venue of any such litigation, proceeding or action in any such court or that any such litigation, proceeding or action was brought in an inconvenient forum.

            (n) REIT Qualification. No provision in this Agreement shall be construed or interpreted in a manner that would adversely affect the qualification of any Company as a real estate investment trust within the meaning of section 856(a) of the Code, the tax treatment of any Company or its shareholders during the Liquidation Period, or the qualification of any trust to which a Company transfers its remaining assets as a "liquidating trust" for federal income tax purposes.

            (o) Settlement Agreement and Contribution Agreement. Except with respect to the amendment to the Settlement Agreement pursuant to Section 8 hereof, which shall be effective only upon the closing of the ACCOR Transaction, the Settlement Agreement is and shall remain in full force and effect. Except with respect to the amendment to the Contribution Agreement pursuant to Section 3 hereof, which shall be effective only upon the closing of the ACCOR Transaction, the Contribution Agreement is and shall remain in full force and effect.

            (p) Effective Time of Agreement. This Agreement shall only become effective upon the closing of the ACCOR Transaction and shall be of no force or effect in the event the ACCOR Transaction does not close on terms and conditions that are consistent in all material respects with the form of purchase contract that is attached hereto as Exhibit C or on such other terms as shall be approved by Management Company in its sole and absolute discretion.

            [The remainder of this page is intentionally left blank.]

            IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first written above.

                                       PRESIDIO CAPITAL INVESTMENT
                                       COMPANY, LLC

                                       By: /s/ Steven B. Kauff
                                           -------------------------------------
                                       Name: Steven B. Kauff
                                       Title: Authorized Signatory


                                       SHELBOURNE MANAGEMENT LLC

                                       By: PRESIDIO CAPITAL INVESTMENT
                                           COMPANY, LLC, its Sole Member

                                       By: /s/ Steven B. Kauff
                                           -------------------------------------
                                       Name: Steven B. Kauff
                                       Title: Authorized Signatory


                                       SHELBOURNE PROPERTIES I, INC.

                                       By: /s/ Peter Braverman
                                           -------------------------------------
                                       Name: Peter Braverman
                                       Title: Executive Vice President


                                       SHELBOURNE PROPERTIES II, INC.

                                       By: /s/ Peter Braverman
                                           -------------------------------------
                                       Name: Peter Braverman
                                       Title: Executive Vice President


                                       SHELBOURNE PROPERTIES III, INC.

                                       By: /s/ Peter Braverman
                                           -------------------------------------
                                       Name: Peter Braverman
                                       Title: Executive Vice President

                                       SHELBOURNE PROPERTIES I, L.P.

                                       By: SHELBOURNE PROPERTIES I GP, LLC.,
                                             its General Partner

                                       By: SHELBOURNE PROPERTIES I, INC.,
                                             its Sole Member

                                       By: /s/ Peter Braverman
                                           -------------------------------------
                                       Name: Peter Braverman
                                       Title: Executive Vice President


                                       SHELBOURNE PROPERTIES II, L.P.

                                       By: SHELBOURNE PROPERTIES II GP, LLC.,
                                             its General Partner

                                       By: SHELBOURNE PROPERTIES II, INC.,
                                             its Sole Member

                                       By: /s/ Peter Braverman
                                           -------------------------------------
                                       Name: Peter Braverman
                                       Title: Executive Vice President


                                       SHELBOURNE PROPERTIES III, L.P.

                                       By: SHELBOURNE PROPERTIES III GP, INC.,
                                             its General Partner

                                       By: /s/ Peter Braverman
                                           -------------------------------------
                                       Name: Peter Braverman
                                       Title: Executive Vice President


                                       MILLENNIUM FUNDING I LLC

                                       By: PRESIDIO CAPITAL INVESTMENT COMPANY,
                                             LLC, its Sole Member

                                       By: /s/ Steven B. Kauff
                                           -------------------------------------
                                       Name: Steven B. Kauff
                                       Title: Authorized Signatory

                                       MILLENNIUM FUNDING II LLC

                                       By: PRESIDIO CAPITAL INVESTMENT COMPANY,
                                             LLC, its Sole Member

                                       By: /s/ Steven B. Kauff
                                           -------------------------------------
                                       Name: Steven B. Kauff
                                       Title: Authorized Signatory


                                       MILLENNIUM FUNDING III LLC

                                       By: PRESIDIO CAPITAL INVESTMENT COMPANY,
                                             LLC, its Sole Member

                                       By: /s/ Steven B. Kauff
                                           -------------------------------------
                                       Name: Steven B. Kauff
                                       Title: Authorized Signatory


                                       MILLENNIUM FUNDING IV LLC

                                       By: PRESIDIO CAPITAL INVESTMENT COMPANY,
                                             LLC, its Sole Member

                                       By: /s/ Steven B. Kauff
                                           -------------------------------------
                                       Name: Steven B. Kauff
                                       Title: Authorized Signatory


                                       Solely with respect to Sections 3 and 12:

                                       NORTHSTAR CAPITAL INVESTMENT CORP.

                                       By: /s/ Steven B. Kauff
                                           -------------------------------------
                                       Name: Steven B. Kauff
                                       Title: Authorized Signatory


                                       Solely with respect to Sections 8 and 12:

                                       HX INVESTORS L.P.

                                       By: EXETER CAPITAL CORPORATION, its
                                             general partner

                                       By: /s/ Peter Braverman
                                           -------------------------------------
                                       Name: Peter Braverman
                                       Title: Executive Vice President

                                                                     Exhibit A-1

                         U.S. REALTY/BERKSHIRE HATHAWAY
                                SALE-LEASEBACK OF
                               MOTEL 6 PROPERTIES

                                      from

                             MOTEL 6 OPERATING L.P.

                                       to

                         ACCOTEL PROPERTY INVESTORS LLC
                              ACCOTEL REMAINDER LLC
                         FIRST BERKSHIRE PROPERTIES, LLC

--------------------------------------------------------------------------------

                                Date of Closing:
                                  July 30, 1999

                               PROSKAUER ROSE LLP
                                  1585 Broadway
                            New York. New York 10036
                                  (212) 969-300

                                   DEFINITIONS

"Motel 6"                           MOTEL 6 OPERATING L.P., Seller

"Owner" ACCOTEL PROPERTY INVESTORS LLC, Estate for Years Owner of the USRA Pool Properties

"Remainderman"                      ACCOTEL REMAINDER LLC, Remainderman Owner of
                                    the USRA Pool Properties

"First Berkshire"                   FIRST BERKSHIRE PROPERTIES, LLC, Fee Owner
                                    of the BH Pool Properties

"UCC VI"                            UNIVERSAL COMMERCIAL CREDIT LEASING VI,
                                    INC., USRA Tenant

"UCC VII"                           UNIVERSAL COMMERCIAL CREDIT LEASING VII,
                                    INC., BH Tenant

"Accor"                             ACCOR S.A., Lease Guarantor

"Lender"                            BERKSHIRE HATHAWAY CREDIT CORPORATION,
                                    Owner's Lender

"FFH" Fried, Frank, Harris, Shriver & Jacobson, Attorney for First Berkshire and Lender

"PR"                                Proskauer Rose LLP, Attorney for Owner and
                                    Remainderman

"T&K"                               Thompson & Knight, Attorney for Seller and
                                    Tenants

"SWLT"                              Southwest Land Title Company, Title Insurer

"USRA Pool"                         The properties listed on Schedule "A"
                                    attached hereto which were acquired by
                                    Owner.

"BH Pool"                           The properties listed on Schedule "B"
                                    attached hereto which were acquired by First
                                    Berkshire.

                                      INDEX

----------------------------------------------------------------------------------------------------------------------
                                DOCUMENT(1)                                                         TAB
                                --------                                                            ---
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Section I - Loan Documents
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Indenture of Mortgage, Deed of Trust, Security Agreement, Fixture Filing, Financing                  1.
Statement and Assignment of Rents and Leases from Owner and Remainderman to Lender

----------------------------------------------------------------------------------------------------------------------
Promissory Note, made by Owner in favor of Lender                                                    2.

----------------------------------------------------------------------------------------------------------------------
Loan Agreement, between Lender and Owner                                                             3.

----------------------------------------------------------------------------------------------------------------------
Assignment of Master Lease and Guaranty from Owner to Lender                                         4.

----------------------------------------------------------------------------------------------------------------------
Assignment of Master Lease and Guaranty Consent Agreement                                            5.
among UCCV, Owner and Lender

----------------------------------------------------------------------------------------------------------------------
Sublease Consent between Motel 6, as Subtenant, UCC VI, as Tenant, Owner and Lender                  6.

----------------------------------------------------------------------------------------------------------------------
Guaranty of Recourse Obligation (Owner's) between AP/RH Holdings LLC, Richard H.                     7.
Adler, David M, Ledy, Laurie A. Hawks, David Silvers, Jonathan M. Molin and Jack
Genede in favor of Lender

----------------------------------------------------------------------------------------------------------------------
Guaranty of Recourse Obligation (Remainderman's) between AP/RH Holdings LLC, Richard                 8.
H. Adler, David M. Ledy, Laurie A. Hawks, David Silvers, Jonathan M. Molin and Jack
Genede in favor of Lender

----------------------------------------------------------------------------------------------------------------------
Guaranty of Payment between AP/RH Holdings LLC, Richard H. Adler, David M. Ledy,                     9.
Laurie A. Hawks, David Silvers, Jonathan M. Molin and Jack Genede in favor of Lender

----------------------------------------------------------------------------------------------------------------------
Collateral Assignment of Agreements, Permits and Contracts between Owner and Lender                  10

----------------------------------------------------------------------------------------------------------------------
Pledge and .Security Agreement (Owner's) between Accotel Equity Investors LLC and                    11.
Lender

----------------------------------------------------------------------------------------------------------------------

----------
(1)   Unless otherwise indicated, all documents are dated as of July 30, 1999.

----------------------------------------------------------------------------------------------------------------------
                                DOCUMENT(1)                                                         TAB
                                --------                                                            ---
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Pledge and Security Agreement (Remainderman) between Accotel Remainder Equity LLC and                12.
Lender

----------------------------------------------------------------------------------------------------------------------
Agreement and Acknowledgment of Pledge (Owner's) executed by   Owner                                 13.

----------------------------------------------------------------------------------------------------------------------
Agreement and Acknowledgement of Pledge (Remainderman) executed by Remainderman                      14.

----------------------------------------------------------------------------------------------------------------------
Forms of UCC-1 Financing Statements (Indenture) filed by Owner and Remainderman in                   15.
favor of Lender

----------------------------------------------------------------------------------------------------------------------
Accor Group Indemnification Agreement among Lender, Accor SA, UCC VI, and Motel 6                    16.

----------------------------------------------------------------------------------------------------------------------
Letter from Motel 6 to Lender re: indemnification for costs and expenses referred to                 17.
in Section 4 of the Loan Agreement

----------------------------------------------------------------------------------------------------------------------
Seller's Closing Statement                                                                           18.

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Section II - Lease Documents for the USRA Pool

----------------------------------------------------------------------------------------------------------------------
Lease Agreement between Owner, as Landlord and UCC VI, as Tenant                                     19.

----------------------------------------------------------------------------------------------------------------------
Sublease Agreement between UCC VI, as Sublessor and Motel 6, as Sublessee                            20.

----------------------------------------------------------------------------------------------------------------------
Assignment of Master Sublease from UCC VI and Assignor to Owner                                      21.

----------------------------------------------------------------------------------------------------------------------
Lease Guaranty between Accor SA and Owner.                                                           22.

----------------------------------------------------------------------------------------------------------------------
Memoranda of Lease between Owner as Lessor and UCC VI, as Lessee for each USRA Pool                  23.
property

----------------------------------------------------------------------------------------------------------------------
Memoranda of Sublease between UCC VI, as Lessor and Motel 6 as Lessee for each USRA                  24.
Pool property

----------------------------------------------------------------------------------------------------------------------
Request for Taxpayer Identification Number and Certification (W-9 Form) for UCC VI                   25.

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                DOCUMENT(1)                                                         TAB
                                --------                                                            ---
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Section III - Lease Documents for the BH Pool

----------------------------------------------------------------------------------------------------------------------
Lease Agreement between First Berkshire, as Landlord and UCC VII, as Tenant                          26.

----------------------------------------------------------------------------------------------------------------------
Sublease agreement between UCC VII, as Sublessor and Motel 6, as Sublessee                           27.

----------------------------------------------------------------------------------------------------------------------
Sublease Consent among Motel 6, as Subtenant, UCC VII, as Tenant and First Berkshire,                28.
as Landlord

----------------------------------------------------------------------------------------------------------------------
Lease Guaranty from Accor, as Guarantor, to First Berkshire, as Beneficiary                          29.

----------------------------------------------------------------------------------------------------------------------
Memoranda of Lease between First Berkshire, as Lessor and UCC VII, as Lessee for each                30.
BH Pool Property

----------------------------------------------------------------------------------------------------------------------
Memoranda of Sublease between UCC VII, as Lessor, and Motel 6, as Lessee for each BH                 31.
Pool Property

----------------------------------------------------------------------------------------------------------------------
Request for Taxpayer Identification Number and Certification (W-9) for UCC VII                       32.

----------------------------------------------------------------------------------------------------------------------
Intentionally Omitted                                                                                33.

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Section IV - Title Documents

----------------------------------------------------------------------------------------------------------------------
Loan Title Policies issued to Lender with respect to the properties in the USRA Pool                 34.

----------------------------------------------------------------------------------------------------------------------
Owner's Title Policies issued to First Berkshire with respect to the properties in                   35.
the BH Pool

----------------------------------------------------------------------------------------------------------------------
Owner's Title Policies issued to Owner, as owner of an estate for years, with respect                36.
to the properties in the USRA Pool

----------------------------------------------------------------------------------------------------------------------
Owner's Title Policies issued to Remainderman, with respect to the properties in                     37.
the USRA Pool

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                DOCUMENT(1)                                                         TAB
                                --------                                                            ---
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Joint Recording Instructions from FFH, as special counsel to Lender, PR, as special                  38.
counsel to Owner and Remainderman, and T & K, as special counsel to Grantor and Tenant to Chicago Title Insurance Company with respect to the BH Pool

----------------------------------------------------------------------------------------------------------------------
Joint Recording Instructions from FFH, as special counsel to Lender, PR, as special                  39.
counsel to Owner and Remainderman, and T &K, as special counsel to Grantor and Tenant to Chicago Title Insurance Company with respect to the BH Pool

----------------------------------------------------------------------------------------------------------------------
Intentionally Omitted                                                                                40.

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Section V - Transfer Documents for USRA Pool for the USRA Pool

----------------------------------------------------------------------------------------------------------------------
Agreement of Purchase and Sale between Motel 6, as Seller, and Owner, as Purchaser                   41.

----------------------------------------------------------------------------------------------------------------------
Statutory Warranty Deeds with respect to Estate for Years and                                        42.
Improvements and Option from Motel 6 as Grantor to Owner, as Grantee for the properties in the USRA Pool

----------------------------------------------------------------------------------------------------------------------
Statutory Warranty Deeds with respect to Remainder Interest Reserving Estate for                     43.
Years, Improvements and Option from Motel 6,
as Grantor, to Remainderman, as Grantee

----------------------------------------------------------------------------------------------------------------------
Bill of Sale and General Assignment between Motel 6, as Grantor and Owner, as                        44.
Granteee, with respect to the properties in the USRA Pool

----------------------------------------------------------------------------------------------------------------------
Certificate of Non-Foriegn Status from Motel 6 with respect to the properties in the                 45.
USRA Pool

----------------------------------------------------------------------------------------------------------------------
Option and Subordination Agreement between Remainderman, as Optionor, and Owner, as                  46.
Optionee with respect to the properties in the USRA Pool

----------------------------------------------------------------------------------------------------------------------
Tripartite Agreement by and among UCC VI, Remainderman and Owner with respect to the                 47.
properties in the USRA Pool

----------------------------------------------------------------------------------------------------------------------
Transfer Tax Forms (USRA Pool)                                                                       48.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                DOCUMENT(1)                                                         TAB
                                --------                                                            ---
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Section VI - Transfer Documents for the BH Pool

----------------------------------------------------------------------------------------------------------------------
Agreement of Purchase and Sale between Motel 6, as Seller and First Berkshire, as                    49.
Purchaser

----------------------------------------------------------------------------------------------------------------------
Statutory Warranty Deeds from Motel 6, as Grantor, to First Berkshire, as Grantee,                   50.
for the properties in the BH Pool

----------------------------------------------------------------------------------------------------------------------
Bill of Sale and General Assignment between Motel 6, as Grantor, and First Berkshire,                51.
as Grantee with respect to the properties in the BH Pool

----------------------------------------------------------------------------------------------------------------------
Certificate of Non-Foreign Status from Motel 6 with respect to the properties in the                 52.
BH Pool

----------------------------------------------------------------------------------------------------------------------
Intentionally Omitted                                                                                53.

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Section VII - Legal Opinions

----------------------------------------------------------------------------------------------------------------------
Proskauer Rose LLP-Due Authorization Opinion (NY)                                                    54.(A)

----------------------------------------------------------------------------------------------------------------------
Proskauer Rose LLP-Enforceability Opinion (NY)                                                       (B)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Richards Leyton and Finger Due Authorization Opinion (Delaware)                                      55.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Thompson and Knight - Due Authorization Opinions (TX)                                                56.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Honig Buffat and Mettatal Opinion, re: (Lease Guarantees)                                            57.

----------------------------------------------------------------------------------------------------------------------
Hunton and Williams-Enforceability Opinions (NY)                                                     58.

----------------------------------------------------------------------------------------------------------------------
Proskauer Rose LLP-Substantive Non-Consolidation Opinion                                             59.

----------------------------------------------------------------------------------------------------------------------
Local Counsel Legal Opinions - USRA Pool                                                             60.

A.       (Alabama) Bradley Arant Rose & White LLP.
B.       (Arizona) Kutak Rock
C.       (California) Proskauer Rose LLP.
D.       (Illinois) Schiff Hardin & Waite
E.       (Indiana) Elrod and Mascher, P.C.
F.       (North Dakota) Wold Johnson, P.C.
G.       (New Mexico) Eastham, Johnson, Monnheimer & Jontz
H.       (Oklahoma) Andrews Davis Legg Bixler Milsten & Price
I.       (Oregon) Parisi & Parisi P.C.
J.       (South Dakota) Davenport, Evans, Hurwitz & Smith L.L.P

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                DOCUMENT(1)                                                         TAB
                                --------                                                            ---
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Local Counsel Legal Opinions - BH Pool                                                               61.

A.       (Alabama) Bradley Arant Rose & White LLP.
B.       (Arkansas) David Law Firm, LTD.
C.       (Connecticut) Brown Rudnick Freed & Gesmer
D.       (Florida) Cohen, Norris, Scherer, Weinberger & Wolrner
E.       (Georgia) Simuel F. Doster, JR.
F.       (Kentucky) Dinsmore & Shohl LLP.
G.       (Louisiana) McGlinchey Stafford LLC.
H.       (Missouri) Armstrong Teasdale LLP
I.       (Mississippi) Watkins Ludlam Winter & Stennis, P.A.
J.       (Ohio) Dinsmore & Shohl LLP.
K.       (Oklahoma) Andrews Davis Legg Bixler Milsten & Price
L.       (Pennsylvania) Ballard Spahr Andrews & Ingersoll, LLP.
M.       (South Carolina) Buist, Moore, Smythe & McGee, P.A.
N.       (Texas) Kutak Rock
M.       (Washington) Preston Gates & Ellis LLP.

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Closing Certificates

----------------------------------------------------------------------------------------------------------------------
Tenant's Certificate from UCC VI with respect to USRA Pool                                           62.

----------------------------------------------------------------------------------------------------------------------
Tenant's Certificate from UCC VII with respect to BH Pool                                            63.

----------------------------------------------------------------------------------------------------------------------
Owner's Certificate                                                                                  64.

----------------------------------------------------------------------------------------------------------------------
Remainderman's Certifcate                                                                            65.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Miscellaneous

----------------------------------------------------------------------------------------------------------------------
Intentionally Omitted                                                                                66.

----------------------------------------------------------------------------------------------------------------------
Intentionally Omitted                                                                                67.

----------------------------------------------------------------------------------------------------------------------
Intentionally Omitted                                                                                68.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Section VIII - Organizational Documents

----------------------------------------------------------------------------------------------------------------------
Remainderman and Accotel Remainder Equity LLC                                                        69.

----------------------------------------------------------------------------------------------------------------------
Owner and Accotel Equity Investors LLC                                                               70.

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                DOCUMENT(1)                                                         TAB
                                --------                                                            ---
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Accor                                                                                                71.

----------------------------------------------------------------------------------------------------------------------
Motel 6 and Motel 6 G.P. Inc.                                                                        72.

----------------------------------------------------------------------------------------------------------------------
UCC VI                                                                                               73.

----------------------------------------------------------------------------------------------------------------------
UCC VII                                                                                              74.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Section IX - Additional Documents

----------------------------------------------------------------------------------------------------------------------
Consent from Berkshire Hathaway Credit Corporation dated January 15, 2003

----------------------------------------------------------------------------------------------------------------------
Reaffirmation to Guaranty of Recourse Obligations (Owner)

----------------------------------------------------------------------------------------------------------------------
Reaffirmation to Guaranty of Payment
----------------------------------------------------------------------------------------------------------------------
Reaffirmation, dated as of January 15, 2003, from Accotel Property Investors LLC, and
Accotel Equity Investors LLC, in favor of Berkshire Hathaway Credit Corporation

----------------------------------------------------------------------------------------------------------------------
Reaffirmation to Guaranty of Recourse Obligations (Remainderman)

----------------------------------------------------------------------------------------------------------------------
Foreclosure Guaranty from Presidio Capital Investment Company LLC and Accotel
Property Investors LLC in favor of Berkshire Hathaway Credit Corporation

----------------------------------------------------------------------------------------------------------------------
Option Agreement from Accotel Remainder Equity LLC to Shelbourne JV LLC

----------------------------------------------------------------------------------------------------------------------
Asset Management Agreement between Accotel Property Investors LLC and US Realty
Advisors LLC

----------------------------------------------------------------------------------------------------------------------
Purchase Agreement between Realty Holdings of America, LLC and Shelbourne JV LLC

----------------------------------------------------------------------------------------------------------------------
Amended and Restated Limited Liability Company Agreement of Accotel Equity Investors
LLC

----------------------------------------------------------------------------------------------------------------------
Guaranty from Shelbourne Properties I, Inc., Shelbourne Properties II, Inc. and
Shelbourne Properties III, Inc. in favor of Realty Holding of America, LLC and certain of its employees and principals
----------------------------------------------------------------------------------------------------------------------
Guaranty from NorthStar Capital Investment Corp. and certain of its affiliates in favor of Realty Holdings of America, LLC and certain of its employees and principals
----------------------------------------------------------------------------------------------------------------------
Letter Agreement, dated as of January 15, 2003, between Accotel Remainder Equity LLC and Shelbourne JV LLC
----------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                        Locations of USRA Pool Properties

                Dothan, AL
                Douglas, AZ
                Casa Grande, AZ
                Woodland, CA
                Vacaville, CA
                Tracy, CA
                Davis, CA
                Corona, CA
                Bakersfield, (E) CA
                Valjo Mrwl, E CA
                Anaheim, CA
                Chgo-Shlr Pk, IL
                Louivl-Jefsn, IN
                Fargo (W), ND
                Las Cruces, NM
                Tucumcari, NM
                Muskogee, OK
                Eug-Sprngfld, OR
                Sioux Falls, SD

                                    EXHIBIT B

                         Locations of BH Pool Properties

                Huntington - MD, AL
                Jonesboro, AR
                Conway, AR
                West Memphis, AR
                Hartford Windsor, CT
                Orlando Wtpk, FL
                Valdosta, GA
                Elizabethtown, KY
                Lafayette, LA
                Monroe, LA
                St. Joseph, MO
                Hattiesburg, MS
                Meridian, MS
                Columbus (E), OH
                Tulsa (2), OK
                Pittsburgh Craf P, PA
                Harrisburg, PA
                Charleston N, SC
                Temple, TX
                Kingsville, TX
                Waco-Bellmead, TX
                Seattle (Kirkland), WA
                Seattle (S), WA

                                                                     EXHIBIT A-2

                                OPTION AGREEMENT

      THIS OPTION AGREEMENT (this "Agreement"), is made as of January __, 2003, among SHELBOURNE JV LLC, a Delaware limited liability company ("Company"), and ACCOTEL REMAINDER EQUITY LLC, a Delaware limited liability company ("Remeq").

                                    RECITALS

      WHEREAS, Accotel Property Investors LLC, a Delaware limited liability company ("EFY Owner"), is the owner of an estate for years in the twenty (20) parcels of real property described on Schedule A attached hereto (each a "Parcel" and, collectively, the "Land") and fee title to the improvements located on the Land (collectively, the "Improvements"; the Land and the Improvements hereinafter collectively referred to as the "Properties" and each a "Property"); provided, however, that, for purposes hereof, if any Property is substituted with a Substitute Property (as defined in the Lease (as hereinafter defined)), (i) the parcel of land which is a part of the Substitute Property and in which EFY Owner acquires an estate for years interest shall be substituted hereunder for the Parcel which is a part of the Property and such parcel of land which is a part of the Substitute Property shall be a part of the Land hereunder, (ii) the Parcel which is a part of the Property will cease to be a Parcel and part of the Land hereunder, and (iii) Schedule A attached hereto shall be amended to reflect such substitution;

      WHEREAS, Accotel Equity Investors LLC, a Delaware limited liability company ("Equity"), is the sole member of EFY Owner;

      WHEREAS, Accotel Remainder LLC, a Delaware limited liability company ("Remainderman"), is the owner of the remainder interest in the Land;

      WHEREAS, Remeq owns 100% of the membership interests in Remainderman (the "Membership Interests");

      WHEREAS, EFY Owner has entered into a net lease of the Properties (as amended, the "Lease") with Universal Commercial Credit Leasing VI, Inc. (the "Tenant");

      WHEREAS, EFY Owner and Remainderman entered into twenty (20) Option and Subordination Agreements, each with respect to one of the Properties (collectively and as amended, the "Option and Subordination Agreements");

      WHEREAS, EFY Owner, Remainderman and Tenant entered into twenty (20) Tripartite Agreements, each with respect to one of the Properties (collectively and as amended, the "Tripartite Agreements");

      WHEREAS, EFY Owner financed the acquisition of its interests in the Properties with a loan (the "Financing") from Berkshire Hathaway Credit Corporation (together with its successors and assigns, the "Lender"), and as security therefor entered into the Indenture of Mortgage, Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Rents and Leases (as amended, the "Mortgage"), and other instruments and documents (collectively, as amended, the "Loan Documents").

      WHEREAS, in connection with the Financing, EFY Owner has delivered or caused to be delivered (a) that certain Guaranty of Recourse Obligations (Owner) dated as of July 30, 1999 by AP/RH Holdings LLC, Richard H. Ader, David M. Ledy, Laurie A. Hawkes, David Silvers, Jonathan M. Molin and Jack Genende (collectively, the "Guarantors") in favor of Lender, as supplemented by Reaffirmation to Guaranty of Recourse Obligations dated as of October 5, 1999 by Guarantors in favor of Lender, as the same may hereafter be further amended, supplemented or reaffirmed from time to time (the "Owner's Recourse Guaranty"), and (b) that certain Guaranty of Payment dated as of July 30, 1999 by Guarantors in favor of Lender, as amended by First Amendment to and Reaffirmation of Guaranty of Payment dated as of October 5, 1999 by Guarantors in favor of Lender, as the same may hereafter be further amended, supplemented or reaffirmed from time to time (the "Payment Guaranty").

      WHEREAS, Remainderman has subordinated its interests in the Land to the Mortgage and Remeq has delivered or caused to be delivered that certain Guaranty of Recourse Obligations (Remainderman) dated as of July 30, 1999 by Guarantors in favor of Lender as supplemented by Reaffirmation to Guaranty of Recourse Obligation (Remainderman) dated as of October 5, 1999 by Guarantors in favor of Lender, as the same may hereafter be further amended from time to time (the "Remainderman's Recourse Guaranty", and collectively with Owner's Recourse Guaranty and the Payment Guaranty, the "Guaranties").

      WHEREAS, Company may wish to purchase Remeq's Membership Interests and Remeq is willing to grant Company the option to purchase Remeq's Membership Interests upon the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the foregoing premises and of the mutual agreements and other good and valuable consideration hereinafter set forth, the parties hereto, intending to be legally bound, do hereby agree as follows:

      1. Option to Purchase. (a) Remeq hereby grants to Company, subject to all the terms and conditions hereinafter set forth, the option (the "Membership Purchase Option") to purchase at any time on or before July 10, 2003 (the "Outside Date"), all of Remeq's right, title and interest in and to the Membership Interests, upon at least one (1) month prior written notice to Remeq and the Lender, which notice shall specifically set forth Company's intention to purchase Remeq's interest in the Membership Interests and the date (on or prior to the Outside Date) upon which the closing shall occur.

            (b) In consideration for the Membership Purchase Option, Company shall pay to Remeq, simultaneous with the execution and delivery of this Agreement, the sum of $47,000.00 (the "Option Price") by wire transfer of immediately available United States federal funds to the account or accounts designated by Remeq.

      2. Purchase Price. (a) In the event Company exercises the Membership Purchase Option in accordance with the terms and conditions of this Option Agreement, the purchase price (the "Membership Purchase Price") for Remeq's right, title and interest in the Membership Interests shall be the sum of Three Thousand and No/100 Dollars ($3,000.00). The date upon which Remeq's right, title and interest in the Membership Interests are assigned, transferred and/or conveyed to Company (the "Closing") is hereinafter called the "Membership Closing Date".

            (b) At any time, if ever, that Remainderman's interest and EFY Owner's interest in a Parcel merge, whether pursuant to a Rejectable Offer (as defined the Tripartite Agreement relating to such Parcel) or a Purchase Option (as defined the Tripartite Agreement relating to such Parcel) or otherwise, prior to the consummation of the transfer pursuant to the Membership Purchase Option, (i) upon such merger, this Agreement will automatically terminate with respect to such Parcel and such Parcel will no longer be considered a part of the Land and (ii) upon such merger, the Membership Purchase Price will be automatically reduced by the product of (A) the Membership Purchase Price (as the same may previously have been reduced), multiplied by (B) a fraction, the numerator of which is the initial purchase price for the Property subject to such merger paid by EFY Owner and Remainderman, as set forth in Exhibit B to the applicable Tripartite Agreement, and the denominator of which is the sum of all of such purchase prices for all of the Properties which are then subject to this Agreement (including the Property subject to such merger).

      3. Closing. (a) In the event Company exercises the Membership Purchase Option, on the Membership Closing Date, Company shall pay to Remeq, in lawful money of the United States, the Membership Purchase Price, and Remeq shall execute and deliver to Company or, subject to Section 6 of this Agreement, an Approved Transferee (as hereinafter defined), an assignment of membership interests, in the form attached hereto as Schedule B, transferring Remeq's right, title and interest in the Membership Interests.

            (b) In the event Company exercises the Membership Purchase Option, on the Membership Closing Date, in addition to the Membership Purchase Price, the annual fees payable to Wilmington Trust Company for acting as "Independent Manager of Remainder Owner shall be adjusted as of 11:59 p.m. on the day immediately preceding the Membership Closing Date, if any of the Guaranties is then in effect,

      4. Costs. Company shall pay any and all costs and fees associated with the conveyance of the Membership Interests, including, without limitation, any and all transfer taxes and all costs, expenses and fees, if any, incurred by or payable to Lender.

      5. Conditions to Closing. (a) Pursuant to that certain Consent, dated even date herewith ("Lender's Consent"), a copy of which is attached hereto as Schedule C, Lender has given its consent to the grant of the Membership Purchase Option pursuant to this Agreement, and certain other transactions described therein. It shall be a condition to Remeq's obligations hereunder that all conditions provided in the Lender's Consent to the exercise of the Membership Purchase Option shall have been satisfied.

            (b) It shall be a condition to Closing that (i) if any of the Guaranties is then in effect and has not been released by the Lender, the limited liability company agreement of Remainderman shall be amended to appoint Realty Holdings of America, LLC, a New York limited liability company ("RHA"), the sole non-member manager of Remainderman and such other provisions, substantially the same as the amendments to the limited liability company agreement of Equity, entered into on or about the date hereof, as shall be required by RHA, and (ii) guaranties relating to the Remainderman's Recourse Guaranty and the Payment Guaranty (as it relates to the Remainderman) shall be executed and delivered to the Guarantors by Presidio Capital Investment Company, LLC, Northstar Capital Investment Corp., Northstar Partnership, L.P., Shelbourne Properties I, Inc., Shelbourne Properties II, L.P. and Shelbourne Properties III, Inc., substantially in the form of the guaranties executed by such entities in connection with the consummation of the transaction contemplated by the Purchase Agreement (as hereinafter defined).

            (c) It shall be a condition to Closing that the representations and warranties of Remeq set forth in Section 14 below shall be true and correct in all material respects as of the Membership Closing Date. Remeq covenants that, prior to the Outside Date, it will not take any voluntary affirmative action that would cause the representations and warranties provided in clauses (d), (e) and (h) through (k) of Section 14 to be untrue as of the Membership Closing Date.

      6. Assignment. Company shall have no right to assign any of its rights hereunder except to an Approved Transferee (as defined in the Lender's Consent) and provided that all conditions to such assignment provided in the Lender's Consent shall have been satisfied. In the event the Membership Purchase Option is assigned, transferred and/or conveyed in accordance herewith, Company shall not be relieved of any of its obligations or liabilities hereunder. Any attempted assignment made other than as permitted hereunder shall be null and void.

      7. Broker. The parties warrant and represent to each other that no broker or finder brought about this Agreement. Company agrees to indemnify and hold harmless Remainderman and Remeq from all claims for brokerage, agency, finder's and similar fees claimed in connection with this Agreement and the transactions contemplated hereby by any broker, agent, finder or other similar party with whom Company dealt in connection with this Agreement and the transactions contemplated hereby. Remeq agrees to indemnify and hold harmless Company from all claims for brokerage, agency, finder's and similar fees claimed in connection with this Agreement and the transactions contemplated hereby by any broker, agent, finder or other similar party with whom Remainderman or Remeq dealt in connection with this Agreement and the transactions contemplated hereby.

      8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      9. Notices. All notices and other instruments given or delivered pursuant to this Agreement shall be in writing, and the giving of such notice or other communication shall be deemed to have been completed (a) when delivered by hand, and (b) on the earlier of receipt or refusal by the addressee to accept delivery after being sent by first class registered or certified mail, postage prepaid, return receipt requested, or a nationally recognized overnight courier. Copies of notices must be sent to all of the parties listed below. Each party shall have the right to specify, from time to time, as its address for purposes of this Agreement, any address and any addressee, in the continental United States, upon giving fifteen (15) days written notice thereof to the other party; provided, however, that the total number of parties to which notices must be sent may not be increased. The addresses of the parties hereto for purposes of this Agreement, until notice has been given as above provided, shall be as follows:

           Company:                 Shelbourne JV LLC
                                    c/o Shelbourne Properties
                                    7 Bulfinch Place, Suite 500
                                    Boston, Massachusetts  02114
                                    Attention: Carolyn Tiffany

           and                      Shelbourne JV LLC
                                    c/o Northstar Capital Investment Corp.
                                    527 Madison Avenue
                                    New York, New York  10022
                                    Attention: Richard J. McCready
                                               Steven B. Kauff

           With a copy to:          Post & Heymann, LLP
                                    100 Jericho Quadrangle, Suite 214
                                    Jericho, New York  11753
                                    Att: David J. Heymann, Esq.

           and                      Skadden, Arps, Slate, Meagher & Flom LLP
                                    Four Times Square
                                    New York, New York  10036
                                    Attention: Benjamin F. Needell, Esq.

           Remeq:                   Accotel Remainder Equity LLC
                                    c/o U.S. Realty Advisors, LLC
                                    29th Floor
                                    1370 Avenue of the Americas
                                    New York, NY  10019
                                    Attention:  David M. Ledy

           With a copy to:          Proskauer Rose LLP
                                    1585 Broadway
                                    New York, New York  10036
                                    Attention:  Wendy J. Schriber, Esq.

      10. Entire Agreement. This Agreement constitutes the entire understanding between the parties with respect to the subject matter contemplated herein, and this Agreement cannot be modified in any way except by written instrument signed by Company, and Remeq.

      11. Captions. The captions to the paragraphs are used for convenience only and shall not be construed to modify, limit or expand any of the terms hereof or otherwise affect the obligations of the parties hereto.

      12. Successors and Assigns. Each of the covenants, provisions and conditions of this Agreement shall apply to, be binding upon and inure to the benefit of the parties hereto and their respective representatives, successors and permitted assigns and all persons claiming by, under or through any of them.

      13. Rule Against Perpetuities, Etc. If any option under this Agreement would, in the absence of the limitation imposed by this Section 11, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in property or the suspension of the power of alienation of property, then any option of Company hereunder shall be exercisable by Company only during the period which shall begin as of the date hereof and end 20 years and 6 months after the date of death of the last survivor, alive on the date of the execution and delivery of this Agreement, of the descendants of Joseph P. Kennedy, deceased father of the late President John F. Kennedy.

      14. Remeq Representations and Warranties. Remeq represents and warrants to Company that as of the date hereof:

            (a) Remeq is a limited liability company, duly organized, validly existing and in good standing under the laws of its jurisdiction of formation.

            (b) Remeq has all requisite power and authority to execute and deliver this Agreement and to perform, carry out and consummate the transactions contemplated to be consummated by it hereby, including the power and authority to sell, transfer and convey the Membership Interests to be sold by it, subject to Lender's Consent. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of Remeq, including any required approval of the members of Remeq. This Agreement constitutes the legal, valid and binding obligations of Remeq, enforceable against Remeq in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws and by equitable principles.

            (c) There is no action, suit or proceeding before any court or governmental or other regulatory or administrative agency, commission or tribunal pending or, to the actual knowledge of Remeq, threatened against Remeq or the Membership Interests to be sold by Remeq which, if determined adversely to Remeq would reasonably be expected to interfere in any material respect with the ability of Remeq to perform its obligations under this Agreement or materially and adversely affect the value of the Membership Interests to be sold by Remeq.

            (d) At Closing, the Membership Interests to be sold by Remeq shall be owned by Remeq and shall be free and clear of any lien, security interest or encumbrance thereon. There are no rights, options or other agreements of any kind to purchase, acquire, receive or issue any interest of Remeq in and to the Membership Interests to be sold by it.

            (e) Neither Remeq nor Remainderman has incurred any liabilities, except for (i) its obligations under the Property Material Agreements (as defined in that certain Purchase Agreement, dated as of even date herewith, between Realty Holdings of America LLC, as seller, and Company, as purchaser (the "Purchase Agreement")) to which it is a party and the Pledge and Security Agreement (Remainderman's) (as defined in the Purchase Agreement), (ii) its obligations under the organizational documents related to it, including any agreement pursuant to which Wilmington Trust Company acts as an "Independent Manager", (iii) obligations arising from or relating to the ownership of its interests in any Property and, in the case of Remeq, obligations arising from or relating to the ownership of its interest in Remainderman, (iv) its obligations relating to the maintenance of its status as a Delaware limited liability company and the maintenance of such company's qualifications to do business in such other jurisdictions where it has qualified to do business, (v) obligations arising under any matter appearing of record against any Property, (vi) customary unsecured trade debt which will not exceed $1,000.00 as of the Membership Closing Date (other than the fees referred to in clause (vii) of this section), (vii) the obligation to pay fees to Wilmington Trust Company or any successor Independent Manager of Remainderman, and (viii) the obligation to pay fees to Corporation Services Company for acting as registered agent of Remainderman and Remeq. Neither Remeq nor Remainderman owns any assets, except
(i) relating to the ownership of its interests in any Property (in the case of Remainderman) and relating to the ownership of its interest in Remainderman (in the case of Remeq), and (ii) bank accounts.

            (f) Remainderman has been duly formed and is validly existing in good standing under the laws of the State of Delaware and has the power and authority to own all of its interests in the Properties.

            (g) Remeq has been duly formed and is validly existing in good standing under the laws of the State of Delaware and has the power and authority to own all of its interest in Remainderman.

            (h) Except as may be contained in the Property Material Agreements and the Pledge and Security Agreement (Remainderman's), there are no existing rights of first refusal to purchase or lease the remainder interest in the Land, or written agreements to otherwise acquire an interest in the remainder interest in the Land (subject to the existing state of title to the Land), granted by Remeq.

            (i) Remeq has delivered to Company true and complete copies of the following organizational documents (as the same may have been amended to date), which documents have not been modified, supplemented or amended (except as indicated), and, to Remeq's actual knowledge, are in full force and effect:

                  (i)   Certificate of Formation of Remainderman;
                  (ii)  Limited Liability Company Agreement of Remainderman;
                  (iii) Certificate of Formation of Remeq;
                  (iv)  Limited Liability Company Agreement of Remeq.

            (j) Remainderman has legal title to its remainder interest in the Land (subject to the existing state of title to the Land).

            (k) Remeq has not filed any election to treat Remainderman or Remeq as a corporation for federal income tax purposes.

            (l) Neither Remeq nor Remainderman has received written notice of any pending condemnation or eminent domain proceeding which would affect Remainderman's remainder interest in the Land.

      For purposes of this Section 14, references to "Remeq's actual knowledge" or words of similar import shall mean the actual knowledge of David M. Ledy, David Silvers and Jamie Grossman, two of whom are members of the Member Manager of Remeq (collectively, the "Designated Parties"), and shall not be construed, by imputation or otherwise, to impose upon the Designated Parties any duty to investigate the matter with respect to which it has actual knowledge and no such investigation shall be inferred. Company acknowledges that the Designated Parties are Remeq's Parties (as defined in Section 16(b) hereof) and shall have no personal liability hereunder. For purposes of this Section 14, references to "written notice to Remeq or Remainderman" or words of similar import shall mean written notice to Remeq or Remainderman, as the case may be, received by U.S. Realty Advisors, LLC, 1370 Avenue of the Americas, New York, New York 10019.

      With respect to a violation of a representation or warranty of Remeq (whether contained in this Agreement or made pursuant hereto) or a breach of the covenant contained in the last sentence of Section 5(c), discovered by Company after the Closing, such representations, warranties and covenants of Remeq shall survive the Closing for a period of six (6) months, subject to the terms of
Section 16.

      15. "As Is" Sale. Remeq makes no representation or warranties with respect to any matter whatsoever, including, without limitation, the Membership Interests or the physical aspects and condition of the Land, except as expressly set forth herein. Company shall accept the Membership Interests in their "as is" condition and the Land in their "as is" condition and in an

"as is" state of repair. Company agrees that, except as expressly set forth herein, Remeq shall not be bound in any manner whatsoever by any guarantees, promises, projections, operating expenses, set-ups or other information pertaining to the Membership Interests and the Land made, furnished or claimed to have been made or furnished by Remeq or any other person or entity, or any partner, employee, consultant, agent, attorney or other person representing or purporting to represent Remeq whether verbally or in writing. Company acknowledges that neither Remeq nor any of the employees, agents or attorneys of Remeq have made and do not make any verbal or written representations or warranties whatsoever to Company, whether express or implied, except as expressly set forth in this Agreement, and, in particular, that no such representations and warranties have been made with respect to any transaction documents, the physical or environmental condition or operation of the Land, the actual or projected revenue and expenses of the Land, or the zoning and other laws, regulations and rules applicable to the Land. Company has not relied and is not relying upon any representations or warranties other than the representations and warranties expressly set forth in this Agreement, or upon any statements made in any informational materials with respect to the Membership Interests or the Land provided by Remeq or any other person or entity, or any shareholder, employee, consultant, agent, attorney or other person representing or purporting to represent Remeq.

      16. Defaults/Non-Recourse.

            (a) With respect to a violation of a representation by Remeq contained herein or made pursuant hereto or a breach of the covenant of Remeq contained in the last sentence of Section 5(c) hereof, subject to the limitation of survival of representations, warranties and covenants set forth in Section 14 hereof, Company shall be entitled to commence an action to obtain actual damages against Remeq; provided, however, that Remeq's liability hereunder shall in no event exceed an amount equal to the Option Price and, if the Closing shall have occurred, the Membership Purchase Price actually received by Remeq; provided, further, however, in no event shall Company have the right to collect any consequential, punitive or indirect damages from Remeq and Company waives any and all such rights.

            (b) Anything contained in this Agreement to the contrary notwithstanding, no recourse shall be had for the payment of any sum due under this Agreement, or for any claim based hereon or otherwise in respect hereof against any members, directors, officers, employees, shareholders, policyholders, partners, affiliates, trustees, administrators or agents of Remeq or of any of the foregoing or the legal representative, heir, estate, successor or assignee of any of the foregoing or against any other person, partnership, corporation or trust, as principal of Remeq, whether disclosed or undisclosed (collectively, "Remeq's Parties"). It is understood and agreed by the parties that all of the obligations of Remeq under or with respect to this Agreement may not be enforced against Remeq's Parties.

            (c) In the event any of the conditions to Closing or to Remeq's or Company's obligations hereunder are not satisfied on or before the Membership Closing Date, then the sole remedy of Remeq or Company shall be to terminate this Agreement upon the giving of written notice to the other party whereupon this Agreement shall be terminated, and neither Remeq nor Company shall have any obligations hereunder other than any obligations expressly stated to survive the termination or expiration of this Agreement.

      17. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                          SHELBOURNE JV, LLC

                                          By: Shelbourne Management LLC,
                                              Its Manager

                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                          ACCOTEL REMAINDER EQUITY LLC

                                          By: U.S. Realty Advisors, LLC,
                                              Its Member Manager

                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                   Schedule A

                                   [The Land]

                                   Schedule B

                     ASSIGNMENT AND ASSUMPTION OF INTERESTS

      ASSIGNMENT AND ASSUMPTION OF INTERESTS (this "Agreement"), dated as of the day of ____________, 20__, by and between ACCOTEL REMAINDER EQUITY LLC, a
Delaware limited liability company ("Assignor"), as assignor, and SHELBOURNE JV, LLC, a Delaware limited liability company ("Assignee"), as assignee.

                              W I T N E S S E T H :

      WHEREAS, Assignor owns 100% of the membership interests in Accotel Remainder LLC, a Delaware limited liability company (the "Company");

      WHEREAS, Assignor and Assignee are entering into this Agreement to evidence and confirm the transfer and assignment to Assignee, and assumption by Assignee, of all of Assignor's right, title and interest in and to the Company, including, without limitation, all of Assignor's membership interest and all right, if any, to receive from the Company any certificate, option, right, allocation, other distribution or other payment of any kind from the Company attributable to such interests therein (collectively, the "Assigned Interests"), all from and after the date hereof.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Assignor has bargained, and by these presents does grant, transfer, assign and convey, unto Assignee, its successors and assigns forever, all of Assignor's right, title and interest, legal and equitable, in and to the Assigned Interests from and after the date hereof, without representation or warranty, express or implied.

      TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, FOREVER.

      Assignee accepts such grant, transfer, assignment and conveyance of the Assigned Interests and by these presents does assume all of the obligations of Assignor attributable to the Assigned Interests to the extent arising from and after the date hereof.

      Assignor withdraws, and relinquishes any and all of its right, title and interest, as a member of the Company, from and after the date hereof. Assignee unconditionally and irrevocably consents to such withdrawal.

      This Agreement shall be binding upon, inure to the benefit of, and be enforceable by Assignor and Assignee, and their respective heirs, executors, administrators, successors and assigns.

      This Agreement, the rights and obligations of the parties hereto and any claims or disputes relating to such rights and obligations shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York. To the extent permitted by law, the parties hereto unconditionally and irrevocably waive any right to assert that the law of any other jurisdiction governs this Agreement.

      This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute a single instrument.

                                  [END OF TEXT]

      IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement as of the date first set forth above.

                               ASSIGNOR:

                               ACCOTEL REMAINDER EQUITY LLC

                               By: U.S. Realty Advisors, LLC, its Member Manager

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                               ASSIGNEE:

                               SHELBOURNE JV, LLC

                               By: Shelbourne Management LLC,
                                   Its Manager

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                                                     EXHIBIT A-3

                          ACCOTEL REMAINDER EQUITY LLC
                          c/o U.S. Realty Advisors, LLC
                     1370 Avenue of the Americas, 29th Floor
                            New York, New York 10019

                                January __, 2003

SHELBOURNE JV LLC
c/o NorthStar Capital Investment Corp.
527 Madison Avenue
New York, New York  10022

Gentlemen:

      Reference is made to that certain Option Agreement (the "Agreement"), dated as of the date hereof, by and between Accotel Remainder Equity LLC and Shelbourne JV LLC. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

      Notwithstanding anything to the contrary contained in the Agreement, in the event that the option granted pursuant to the Agreement shall not have been exercised and Company desires to purchase Remeq's right, title and interest in the Membership Interests after the Outside Date but prior to August 1, 2024, Remeq agrees to sell and assign all of its right, title and interest in the Membership Interests to Company or its designee on the same terms and conditions as are set forth in the Agreement (except that the covenant contained in Section 5(c) of the Agreement shall not apply); provided however, that, as a condition of Remeq's obligations to sell to Company the Membership Interests as provided herein, (i) Company shall have complied with and satisfied all of the terms, conditions and requirements with respect to such transfer provided in the Loan Documents, including without limitation obtaining the consent of the Lender thereto, and (ii) Company shall have caused Lender to indefeasibly terminate, discharge and release all of the Guaranties. Company shall notify Remeq in writing, in accordance with the notice provisions set forth in the Agreement, of its desire to exercise its rights set forth herein not later than 30 days prior to the date on which it desires to consummate the purchase and sale of the Membership Interests.

      This agreement shall be governed by and construed in accordance with the laws of the State of New York.

      Please sign this letter agreement below to confirm your agreement herewith.

                               Very truly yours,

                               ACCOTEL REMAINDER EQUITY LLC,
                               a Delaware limited liability company

                               By: U.S. Realty Advisors, LLC, its Member Manager

                               By:
                                   ---------------------------------
                                   Name:
                                   Title:

AGREED:

SHELBOURNE JV LLC,
a Delaware limited liability company


----------------------------
Name:
Title:

The undersigned, as the Member-Manager of Remeq, joins in this letter agreement for the purpose of guarantying the performance by Remeq of its obligations under this letter agreement, subject to all the conditions set forth herein.

                               U.S. REALTY ADVISORS, LLC

                               By:
                                   ---------------------------------
                                   Name:
                                   Title:

                                                                     EXHIBIT B-1

                                    Delaware
                         ------------------------------
                                 The First State

      I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "SHELBOURNE JV LLC", FILED IN THIS OFFICE ON THE NINTH DAY OF JANUARY, A.D. 2003, AT 9:45 O'CLOCK A.M.

                                                       STATE OF DELAWARE
                                                       SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:45 am 01/09/2003
                                                       030015587-3612479

                            CERTIFICATE OF FORMATION
                                       OF
                                SHELBOURNE JV LLC

      1. The name of the limited liability company is Shelbourne JV LLC,

      2. The address of its registered office in the State of Delaware is c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Shelbourne JV LLC this 8th day of January, 2003.


                                           /s/ David J. Heymann
                                           -------------------------------------
                                               David J. Heymann,
                                               Authorized Person
                                               100 Jericho Quadrangle
                                               Suite 214
                                               Jericho, New York  11753

                                                                     EXHIBIT B-2

                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                                SHELBOURNE JV LLC

            THIS LIMITED LIABILITY COMPANY AGREEMENT (the "Agreement") of Shelbourne JV LLC (the "Company") is made as of January __, 2003, by and among Shelbourne Properties I, L.P., a Delaware limited partnership, Shelbourne Properties II, L.P., a Delaware limited partnership, Shelbourne Properties III, L.P., a Delaware limited partnership (collectively, the "Members"); Shelbourne Management Company LLC, a Delaware limited liability company (the "Manager"); and Shelbourne Properties I, Inc., a Delaware corporation, Shelbourne Properties II, Inc., a Delaware corporation, Shelbourne Properties III, Inc., a Delaware corporation (collectively, the "Special Manager").

            In consideration of the covenants and conditions set forth in this Agreement, the parties agree as follows:

                                    ARTICLE 1
                               CERTAIN DEFINITIONS

            For purposes of this Agreement, the following terms shall have the following respective meanings:

      1.1 Additional Capital Contributions: The meaning set forth in Section 4.2(b) hereof.

      1.2 Capital Contributions: The capital contributions of the Members made pursuant to Section 4.2.

      1.3 Code: The Internal Revenue Code of 1986, as amended from time to time, or any similar Federal internal revenue law enacted in substitution for the Code.

      1.4 Company Law: Delaware Limited Liability Company Act, as amended from time to time.

      1.5 Delaware Act: The Delaware Limited Liability Company Act, 6 Del. C.ss. 18-101, et seq., as amended from time to time.

      1.6 Distributions: Any distributions of cash or other assets of the Company to the Members.

      1.7 Manager: Shelbourne Management Company LLC.

      1.8 New Indebtedness: The meaning set forth in the Restructuring
Agreement.

      1.9 New Property: The meaning set forth in the Restructuring Agreement.

      1.10 New Transaction: The meaning set forth in the Restructuring
Agreement.

      1.11 Ownership Percentages: Each Member's Ownership Percentage shall be the percentage set forth on Schedule 1 hereto. Neither the Manager nor the Special Manager shall be entitled to receive or be allocated any share of the distributions or profits or losses of the Company, and its Ownership Percentage shall be zero (0%) percent.

      1.12 Person: An individual, trust, estate, partnership, joint venture, association, company, corporation or other entity.

      1.13 Profit and Loss: "Profit" or "Loss" means, for any fiscal year of the Company, the taxable income or taxable loss of the Company for federal income tax purposes.

      1.14 Restructuring Agreement: That certain Agreement, dated as of January 15, 2003, among the Members, the Manager, the Special Manager and certain other entities.

      1.15 Special Manager: Shelbourne Properties I, Inc., Shelbourne Properties II, Inc. and Shelbourne Properties III, Inc.

                                   ARTICLE 2
                               GENERAL PROVISIONS

      2.1 Acts of Formation. The Members hereby form the Company as a limited liability company under and pursuant to the provisions of the Delaware Act and agree that the rights, duties and liabilities of the Members shall be as provided in the Delaware Act, except as otherwise provided herein. Upon the execution of this Agreement, the Members shall be members of the Company. David
J. Heymann, as an authorized person within the meaning of the Delaware Act, shall execute and deliver and file a Certificate of Formation with the Secretary of State of the State of Delaware.

      2.2 Further Action. The Manager shall take any and all action, as may be required, from time to time, under the laws of the State of Delaware, to give effect to, and continue in good standing, the Company.

      2.3 Name of the Company. The name of the Company shall be Shelbourne JV LLC, or such other name as the Manager may from time to time determine. The Manager shall have the right to cause the Company to operate under one or more assumed names where required to comply with the laws of any states in which the Company is doing business.

      2.4 Business of the Company; Restructuring Agreement Restrictions. The business of the Company shall be to: (i) directly or indirectly through one or more intermediaries acquire, own, hold, sell, transfer or hypothecate direct or indirect interests in certain property, (ii) make, enter into, perform and carry out any arrangements, contracts or agreements consistent with the foregoing, and
(iii) to do any and all things necessary or incidental to any of the foregoing to carry out and further the business of the Company as contemplated by this Agreement. The Company shall not engage in any business or activity not authorized by this Agreement.

      2.5 Place of Business; Registered Agent. The Company's principal place of business is c/o NorthStar Capital Investment Corp., 527 Madison Avenue, 16th Floor New York, New York 10022 or such other place as the Manager may, from time to time, determine. The Company's registered agent in Delaware shall be Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808. Such office and registered agent may be changed from time to time in accordance with the Delaware Act, as may be approved the Manager.

      2.6 Duration of the Company. The Company shall commence upon the filing of a Certificate of Formation for the Company in accordance with the Delaware Act, and shall continue until December 31, 2075, unless dissolved at an earlier date in accordance with Article 8 of this Agreement.

      2.7 Title to Company Property. A Member's interest in the Company shall for all purposes be personal property. All property owned by the Company, whether real or personal, tangible or intangible, shall be owned by the Company as an entity, and no Member, individually, shall have any ownership interest in that property.

                                   ARTICLE 3
                                   MANAGEMENT

      3.1 Management of the Company. The overall management and control of the business and affairs of the Company shall be vested in the Manager and, to the extent provided in Section 3.3 hereof, the Special Manager. Except as otherwise provided herein, no Member shall have any rights with respect to the management or control of the Company.

      3.2 Authority of the Manager. Except as otherwise expressly provided in this Agreement, all decisions with respect to any matter set forth in this Agreement or otherwise affecting or arising out of the conduct of the business of the Company shall be made by the Manager subject to the restrictions provided in the Restructuring Agreement and the Manager agrees to be bound by such restrictions. With respect to all of its rights, powers and responsibilities under this Agreement, the Manager is authorized to execute and deliver, in the name and on behalf of the Company, such agreements, documents and certificates as the Manager deems proper, all on such terms and conditions as the Manager deems necessary or appropriate for the purposes of the Company. Any removal or replacement of the Manager shall require the prior written consent of the Manager.

      3.3 Authority of Special Manager. Notwithstanding any power, authority or rights granted to the Manager or the Members hereunder, the Special Manager shall have the rights, powers and authority provided for in Section 5(b) of the Restructuring Agreement. With respect to the rights, powers and authority granted to the Special Manager in accordance with the immediately preceding sentence, the Special Manager is authorized to execute and deliver, in the name and on behalf of the Company, such agreements, documents and certificates as the Special Manager deems proper, all on such terms and conditions as the Special Manager deems necessary or appropriate for the purposes of exercising such rights, powers and authority. The Special Manager shall have no other rights, powers or authority with respect to the Company other than as set forth in this Section, Section 3.5 and Section 4.2. Any removal or replacement of the Special Manager shall require the unanimous consent of the Members. Notwithstanding any provision of this Agreement to the contrary, the Special Manager shall have no right, power or authority to take any action or cause the Company to take any action, and shall not take any affirmative action or cause the Company to take any affirmative action, that could give rise to any liability or obligation for payment under the NorthStar Guarantee (as defined in the Restructuring Agreement).

      3.4 Services of the Manager. The Manager shall devote such time and effort to the business of the Company as the Manager shall reasonably deem necessary to promote adequately the interests of the Company and the mutual interests of the Members; however, it is specifically understood and agreed that the Manager and its Affiliates shall not be required to devote full time to the business of the Company and that the Manager and its Affiliates may at any time and from time to time engage in and possess interests in other business ventures of any and every type and description, including, without limitation, the ownership, operation, financing and management of real estate, interests in real estate or real estate-related securities, independently or with others, and neither the Company nor any Member shall by virtue of this Agreement or otherwise have any right, title or interest in or to such independent ventures.

      3.5 Liability and Indemnification. (a) To the fullest extent permitted by applicable law, the Manager, the Special Manager, the employees, agents and attorneys of the Company, each Member, each Member's, the Manager's and each Special Manager's respective Affiliates, and their respective stockholders, directors, officers, employees, servants, attorneys and agents and the officers of the Company (each, an "Indemnitee") shall each be indemnified and held harmless by the Company from and against any damages, losses, penalties, fines, settlement payments, obligations, liabilities, claims, actions and causes of action (actual or threatened, matured or unmatured, known or unknown, contingent or otherwise) and costs and expenses suffered, sustained, incurred or required to be paid by any Indemnitee, including without limitation, any costs of investigation and attorneys' or experts' fees and disbursements, based upon or arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative which arise primarily out of or relate primarily to the operations of the Company after the date hereof, in which the Indemnitee may be involved, or threatened to be involved, as a party, irrespective of whether the Indemnitee continues to be the Manager, the Special Manager, or an employee, agent or attorney of the Company or a Member or an Affiliate, stockholder, employee, servant, attorney or agent of a Member or of the Manager or Special Manager or an officer of the Company at the time any such obligation, liability or expense is paid or incurred, if (i) the Indemnitee acted in good faith and in a manner it reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal proceeding, had no reasonable cause to believe its conduct was unlawful, and
(ii) the Indemnitee's conduct did not constitute fraud, gross negligence or willful or wanton misconduct. The termination of any third-party action, suit or proceeding by order, settlement, or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that the Indemnitee acted in a manner contrary to that specified in clauses (i) or (ii) above.

            (b) To the fullest extent permitted by applicable law, reasonable expenses (including attorneys' and experts' fees and disbursements) incurred by an Indemnitee in defending any claim, demand, action, suit or proceeding subject to this Section shall, from time to time, be advanced by the Company prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Company of an undertaking by or on behalf of the Indemnitee to repay such amount unless it shall be determined that such person is not entitled to be indemnified as authorized in this Section.

            (c) The indemnification provided by this Section shall be in addition to any other rights to which an Indemnitee may be entitled under any agreement, vote of the Members, as a matter law or otherwise, both as to action in the Indemnitee's capacity as the Manager or Special Manager or an employee, agent or attorney of the Company, a Member, an Affiliate, stockholder, director, officer, employee, servant, attorney or agent of the Manager or Special Manager or a Member or as officer of the Company, or in any other capacity, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of such Indemnitee.

            (d) All indemnifications set forth in this Section 3.5 shall be paid out of, and shall be limited to, the assets of the Company and shall otherwise be non-recourse as to any Member.

                                   ARTICLE 4
                              CAPITAL CONTRIBUTIONS

      4.1 Capital. The capital of the Company shall consist of the amounts contributed to the Company pursuant to this Article 4.

      4.2 Capital Contributions. (a) The Members have previously contributed to the capital of the Company the amounts set forth on the books and records of the Company. Said capital has been (or shall be deemed to have been) contributed pro rata by the Members in accordance with their respective Ownership Percentages.

            (b) At such time or times as the Special Manager shall determine that additional Capital Contributions ("Additional Capital Contributions") are required pursuant to the provisions of the Restructuring Agreement, the Special Manager shall deliver to each Member a notice (the "Capital Call") setting forth the total amount of the Additional Capital Contributions to be made to the Company (the "Capital Call Amount") and the expected use for such Additional Capital Contributions. Within five days of receipt of the Capital Call, each Member shall make an Additional Capital Contribution to the Company in an amount equal to the product of (1) such Member's Ownership Percentage and (2) the Capital Call Amount.

            (c) Except as set forth in this Section 4.2, no additional Capital Contributions shall be required of any Member.

      4.3 Capital Accounts. (a) The Manager shall cause to be kept for each Member a capital account ("Capital Account") in accordance with Treasury Regulation 1.704-1(b)(2)(iv).

            (b) No interest shall be paid by the Company on any Capital Contribution. A Member shall not be entitled to demand the return of, or to withdraw, any part of his Capital Contribution or any balance in his Capital Account, or to receive any distribution, except as provided for in this Agreement. No Member shall be liable for the return of the Capital Contributions of any other Member and no Member shall have any obligation to restore the amount of any deficit in its Capital Account to the Company.

                                   ARTICLE 5
                   DISTRIBUTIONS; ALLOCATION INCOME AND LOSSES

      5.1 Distributions. The timing and amount of all distributions shall be in the sole discretion of the Manager, provided that all distributions shall be made to the Members in proportion to their Ownership Percentages.

      5.2 Allocations of Profit and Loss. Profit and Loss for each fiscal year of the Company shall be allocated among the Members in proportion to their Ownership Percentages.

                                   ARTICLE 6
                           BOOKS AND RECORDS; ACCOUNTS

      6.1 Books and Records. True and correct books of account with respect to the operations of the Company shall be kept at the principal place of business of the Company. The Manager shall be responsible for keeping the books of account.

      6.2 Accounting Basis and Fiscal Year. The Company's books shall be kept on the accrual method of accounting. The fiscal year of the Company shall be the calendar year.

      6.3 Tax Matters Member. The Manager is hereby designated the "Tax Matters Member" pursuant to Section 6231 of the Code (and any comparable provision of applicable state and local tax laws).

                                   ARTICLE 7
                 ASSIGNABILITY OF INTERESTS; ADDITIONAL MEMBERS

      7.1 Transfer by a Member. No Member shall have the right to Transfer all or any portion of his interest in the Company without the prior written consent of the other Members.

      7.2 Other Transfers Void. Any transfer made in violation of the provisions of this Article 7 shall be null and void and shall not bind the Company or any Member.

                                   ARTICLE 8
                    DISSOLUTION, LIQUIDATION AND TERMINATION

      8.1 Events of Dissolution. The Company shall be dissolved upon the happening of any of the following events:

            (a) The disposition of all or substantially all of the assets of the Company;

            (b) The unanimous vote of the Members to dissolve the Company;

            (c) The entry of a decree of judicial dissolution under Section 18-802 of the Delaware Act; and

            (d) The expiration of its term.

      Dissolution of the Company shall be effective on the day the event occurs giving rise to the dissolution, but the Company shall not terminate until the Certificate of Formation of the Company has been canceled and the assets of the Company have been distributed as provided herein.

      8.2 Limited Return of Capital Contributions Upon Dissolution. Each Member shall look solely to the assets of the Company for all distributions with respect to the Company and its Capital Contribution, and shall have no recourse therefor (upon dissolution or otherwise) against any Member. Notwithstanding the dissolution of the Company, the business of the Company and the affairs of the Members, as such, shall continue to be governed by this Agreement until termination of the Company, as provided in this Agreement. Upon dissolution of the Company, the Manager, or a liquidator (who may be a Member) appointed by the Manager, shall liquidate the assets of the Company, apply and distribute the proceeds thereof as contemplated by this agreement and cause the cancellation of the Company's Certificate of Formation.

      8.3 Distributions Upon Liquidation. (a) Upon dissolution of the Company, the Manager, or a liquidator appointed pursuant to Section 8.2, shall liquidate the assets of the Company as promptly as is consistent with obtaining the fair value thereof, and apply and distribute the proceeds thereof:

            (i) First, to creditors, in the order of priority provided by law;

            (ii) Second, to the establishment of any reserves for contingencies which the Manager (or the liquidator) may consider necessary; and

            (iii) The balance, if any, to the Members in proportion to their Ownership Percentages.

            (b) Notwithstanding the foregoing, in the event the Manager (or liquidator) shall determine that an immediate sale of part or all of the Company assets would cause undue loss to the Members, the Manager (or liquidator), in order to avoid such loss, may, after giving notice to all the Members, to the extent not then prohibited by the limited partnership law of any jurisdiction in which the Company is then formed or qualified and applicable in the circumstances, defer liquidation of and withhold from distribution for a reasonable time any assets of the Company except those necessary to satisfy the Company's debts and obligations.

            (c) After the proceeds of the liquidation of the assets of the Company have been distributed (which shall occur as soon as practical), the Manager (or liquidator) shall cause the Certificate of Formation of the Company to be cancelled.

      8.4 Final Accounting. Upon the dissolution of the Company a proper accounting shall be made by the Company's independent public accountants from the date of the last previous accounting to the date of dissolution.

                                   ARTICLE 9
                                  MISCELLANEOUS

      9.1 Notices. Any notices, elections or demands permitted or required to be made under this Agreement shall be in writing, signed by the party giving such notice, election or demand and shall be deemed to have been given (i) when personally delivered with signed delivery receipt obtained, (ii) when transmitted by facsimile machine to the appropriate Member at facsimile number
(617) 570-4746 with printed confirmation of successful transmission to the appropriate Member being obtained by the sender from the sender's facsimile machine, or (iii) three business days after such notice has been deposited in the United States first class mail if sent postage prepaid by registered or certified mail, return receipt requested, in each case addressed to the party at the address set forth on the books and records of the Company or at such other address as such party may notify the other party and the Company pursuant to the terms of this Section 9.1.

      9.2 Successors and Assigns. Subject to the restrictions on transfer set forth in this Agreement, this Agreement, and each provision of this Agreement, shall be binding upon and shall inure to the benefit of the Members, their respective successors, successors-in-title, heirs and permitted assigns, and each successor-in-interest to any Member, whether such successor acquires such interest by way of gift, purchase, foreclosure or by any other method, shall hold such interest subject to all of the terms and provisions of this Agreement.

      9.3 Power of Attorney. (a) The Members hereby constitute and appoint the Manager and, if a liquidator (other than the Manager) shall have been selected pursuant to Section 8.2, the liquidator, severally and, if applicable, each of their authorized officers and attorneys-in-fact, with full power of substitution, as their true and lawful agent and attorney-in-fact, with full power and authority in their name, place and stead, to execute, swear to, acknowledge, deliver, file and record in the appropriate public offices all certificates, documents and other instruments (including without limitation, this Agreement and the Certificate of Formation and all amendments or restatements thereof) that the Manager or the liquidator deems necessary or appropriate solely for the purpose of forming, qualifying or continuing the existence or qualification of the Company as a limited liability company in the State of Delaware, and in all other jurisdictions in which the Company may conduct business or own property, to exercise the authority granted to the Manager pursuant to this Agreement and the Restructuring Agreement or to reflect or to effect, in accordance with its terms: (i) any amendment, change, modification or restatement of this Agreement in accordance with the terms of this Agreement, (ii) the dissolution of the Company in accordance with the terms of this Agreement or (iii) the admission, withdrawal or substitution of any Member to or from the Company in accordance with the terms of this Agreement. With respect to matters on which this Agreement expressly provides for the vote, consent or approval of the Members, the Manager or the liquidator may exercise the power of attorney made in this Section only after the necessary vote, consent or approval of the Members.

            (b) The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, and it shall survive and not be affected by the subsequent dissolution, bankruptcy or termination of a Member and the transfer of all or any portion of such Member's interest in the Company and shall extend to such Member's successors and assigns.

      9.4 Amendments. This Agreement may be amended only by a written document approved and duly executed by all of the Members, except that, any amendment to
Section 3.3 or Section 3.5 shall also require the written consent of the Special Manager.

      9.5 Partition. No Member or any successor-in-interest to any Member shall have the right while this Agreement remains in effect to have any Company assets partitioned, and each Member, on behalf of itself, its successors, representatives, heirs and assigns, hereby waives any such right. It is the intention of the Members that during the term of this Agreement the rights of the Members and their successors-in-interest, as among themselves, shall be governed by the terms of this Agreement, and that the rights of any Member or successor-in-interest to assign, transfer, sell or otherwise dispose of any interest in the Company shall be subject to the limitations and restrictions of this Agreement.

      9.6 No Waiver. The failure of any Member to insist upon strict performance of a covenant under this Agreement or of any obligation under this Agreement, irrespective of the length of time for which such failure continues, shall not be a waiver of that Member's right to demand strict compliance in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation under this Agreement shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation under this Agreement. No waiver or consent shall be effective unless in writing.

      9.7 Entire Agreement. This Agreement constitutes the full and complete agreement of the parties to this Agreement with respect to the subject matter of this Agreement.

      9.8 Captions. The titles or captions of Articles or Sections contained in this Agreement are inserted only as a matter of convenience and for reference, are not a part of this Agreement, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision of this Agreement.

      9.9 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall for all purposes constitute one agreement, binding on all the Members, notwithstanding that all Members have not signed the same counterpart.

      9.10 Separability. In case any of the provisions contained in this Agreement or any application of any of those provisions shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement and other applications of those provisions shall not in any way be affected or impaired thereby.

      9.11 Gender. Words used herein, regardless of the gender specifically used, shall be deemed and construed to include any other gender, masculine, feminine or neuter, as the context shall require.

      9.12 Applicable Law. This Agreement and the rights and obligations of the parties under this Agreement shall be governed by and interpreted, construed and enforced in accordance with the law of the State of Delaware applicable to agreements made and to be performed in the State of Delaware.

                                SIGNATURE PAGE TO
                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                                SHELBOURNE JV LLC

      IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first set forth above.

SHELBOURNE PROPERTIES I, L.P.                SHELBOURNE MANAGEMENT COMPANY LLC

By: SHELBOURNE PROPERTIES I GP, LLC,
      its General Partner
By: SHELBOURNE PROPERTIES I, INC.,           By: PRESIDIO CAPITAL INVESTMENT
      its Sole Member                              COMPANY, LLC, its Sole Member

By:                                          By:
    ---------------------------------            -------------------------------
Name:                                        Name:
Title:                                       Title:


SHELBOURNE PROPERTIES II, L.P.               SHELBOURNE PROPERTIES I, INC.

By: SHELBOURNE PROPERTIES II GP, LLC,        By:
      its General Partner                        -------------------------------
By: SHELBOURNE PROPERTIES II, INC.,          Name:
      its Sole Member                        Title:

By:
    ---------------------------------
Name:
Title:

SHELBOURNE PROPERTIES III, L.P.              SHELBOURNE PROPERTIES II, INC.

By: SHELBOURNE PROPERTIES III GP, INC.,      By:
      its General Partner                        -------------------------------
By: SHELBOURNE PROPERTIES III, INC.,         Name:
      its Sole Member                        Title:

By:
    ---------------------------------
Name:
Title:

                                             SHELBOURNE PROPERTIES III, INC.

                                             By:
                                                 -------------------------------
                                             Name:
                                             Title:

                                   SCHEDULE 1

                              OWNERSHIP PERCENTAGES

      Shelbourne Properties I, L.P.                                 32.51%

      Shelbourne Properties II, L.P.                                40.60%

      Shelbourne Properties III, L.P.                               26.89%

      Shelbourne Management Company LLC                                 0%

      Shelbourne Properties I, Inc.                                     0%

      Shelbourne Properties II, Inc.                                    0%

      Shelbourne Properties III, inc.                                   0%

                                                                       EXHIBIT C

                               PURCHASE AGREEMENT

      THIS AGREEMENT (this "Agreement"), dated as of January ___, 2003, between REALTY HOLDINGS OF AMERICA, LLC, a New York limited liability company ("Seller"), having an address at 1370 Avenue of the Americas, New York, New York 10019, and SHELBOURNE JV, LLC, a Delaware limited liability company ("Purchaser"), having an address c/o NorthStar Capital Investment Corp., 527 Madison Avenue, New York, New York 10022.

                                    RECITALS:

      A. Seller owns a 91.26586% percentage equity interest (the "Seller Interest") in Accotel Equity Investors LLC, a Delaware limited liability company ("Equity"), and the remaining 8.73414% percentage equity interest (the "Other Interest" and, together with the Seller Interest, the "Sale Assets") in Equity is owned by Laurie A. Hawkes (the "Other Member");

      B. Equity is the sole member of Accotel Property Investors LLC, a Delaware limited liability company (the "EFY Owner");

      C. The EFY Owner owns an estate for years in the parcels of land described in Schedule A hereto (the "Land") and fee title to the improvements situated thereon (the Land and the improvements situated thereon are collectively, the "Properties"), subject to the Mortgages (as hereinafter defined), the Net Lease (as hereinafter defined) and other exceptions to title;

      D. Purchaser desires to acquire from Seller, and Seller desires to sell to Purchaser, the Sale Assets, in accordance with and subject to the terms and conditions of this Agreement.

      NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Seller and Purchaser agree as follows:

                                    ARTICLE I
                                   Definitions

      The following capitalized terms used in this Agreement shall have the meanings ascribed to them below:

      "Asset Management Agreement" shall have the meaning given such term in
Section 2.06 of this Agreement.

      "Assignment of Master Lease and Guaranty" shall mean the Assignment of Master Lease and Guaranty dated as of July 30, 1999 between EFY Owner and Lender, as supplemented by Assignment of Master Lease and Guaranty dated as of October __, 1999 between EFY Owner and Lender.

      "Assignment of Master Lease and Guaranty Consent Agreement" shall mean the Assignment of Master Lease and Guaranty Consent Agreement dated as of July 30, 1999 among Lessee, EFY Owner and Lender, as amended by First Amendment of Assignment of Master Lease and Guaranty Consent Agreement dated as of October 5, 1999 among Lessee, EFY Owner and Lender.

      "Assignment" shall have the meaning set forth in Section 2.03(b) of this Agreement.

      "Closing" shall have the meaning set forth in Section 2.03(a) of this Agreement.

      "Closing Date" shall have the meaning set forth in Section 2.03(a) of this Agreement.

      "Collateral Assignment of Agreements" means the Collateral Assignment of Agreements, Permits and Contracts, dated as of July 30, 1999, by EFY Owner for the benefit of Lender, as supplemented by Reaffirmation of Collateral Assignment of Agreements, Permits and Contracts, dated as of October 5, 1999, between EFY Owner and Lender.

      "Designated Parties" shall have the meaning given such term in Section
3.01 of this Agreement.

      "EFY Owner" shall have the meaning given such term in the Recitals of this Agreement.

      "Equity" shall have the meaning given such term in the Recitals of this Agreement.

      "Guarantor" shall mean Accor S.A.

      "Guaranty of Recourse Obligations (Owner's)" shall mean the Guaranty of Recourse Obligations dated as of July 30, 1999 by AP/RH Holdings LLC, Richard H. Ader, David M. Ledy, Laurie A. Hawkes, David Silvers, Jonathan M. Molin and Jack Genende in favor of Lender, as supplemented by Reaffirmation to Guaranty of Recourse Obligations (Owner) dated as of October 5, 1999 by AP/RH Holdings LLC, Richard H. Ader, David M. Ledy, Laurie A. Hawkes, David Silvers, Jonathan M. Molin and Jack Genende in favor of Lender.

      "Guaranty of Recourse Obligations (Remainderman's)" shall mean the Guaranty of Recourse Obligations dated as of July 30, 1999 by AP/RH Holdings LLC, Richard H. Ader, David M. Ledy, Laurie A. Hawkes, David Silvers, Jonathan
M. Molin and Jack Genende in favor of Lender, as supplemented by Reaffirmation to Guaranty of Recourse Obligations (Owner) dated as of October 5, 1999 by AP/RH Holdings LLC, Richard H. Ader, David M. Ledy, Laurie A. Hawkes, David Silvers, Jonathan M. Molin and Jack Genende in favor of Lender.

      "Guaranty of Payment" shall mean the Guaranty of Payment dated as of July 30, 1999 by AP/RH Holdings LLC, Richard H. Ader, David M. Ledy, Laurie A. Hawkes, David Silvers, Jonathan M. Molin and Jack Genende in favor of Lender, as amended by First Amendment to and Reaffirmation of Guaranty of Payment dated as of October 5, 1999 by AP/RH Holdings LLC, Richard H. Ader, David M. Ledy, Laurie
A. Hawkes, David Silvers, Jonathan M. Molin and Jack Genende in favor of Lender.

      "Lender" shall mean Berkshire Hathaway Credit Corporation.

      "Lessee" shall mean Universal Commercial Credit Leasing VI, Inc.

      "Loan Agreement" shall mean the Loan Agreement, dated as of July 30, 1999, by and between EFY Owner and Lender, as amended and restated by the Amended and Restated Loan Agreement dated as of October 5, 1999 between EFY Owner and Lender.

      "Material Organizational Documents" shall mean, collectively, the following documents, as the same may have been amended to date or may hereafter be amended:

            (a)   Certificate of Formation of EFY Owner;
            (b)   Limited Liability Company Agreement of EFY Owner;
            (c)   Certificate of Formation of Equity; and
            (d)   Limited Liability Company Agreement of Equity.

      "Mortgage" shall mean the Indenture of Mortgage, Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Rents and Leases dated as of July __, 1999, affecting the Properties, from EFY Owner and Remainder Owner in favor of Lender or a trustee for the benefit of Lender, as amended by First Amendment to Indenture of Mortgage, Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Rents and Leases dated as of October 5, 1999, affecting the Properties, from EFY Owner and Remainder Owner in favor of Lender or a trustee for the benefit of Lender.

      "Net Lease" shall mean the Lease Agreement, dated as of July 30, 1999, by and between EFY Owner and Lessee, demising the Properties, as amended by First Amendment to Lease Agreement, dated as of October 5, 1999, by and between EFY Owner and Lessee.

      "Net Lease Guaranty" shall mean the Lease Guaranty, dated as of July 30, 1999, from Guarantor in favor of EFY Owner, as amended by First Amendment to and Reaffirmation of Lease Guaranty, dated as of October 5, 1999, from Guarantor in favor of EFY Owner.

      "Note" shall mean the Promissory Note, dated July 30, 1999, from EFY Owner in favor of Lender, in the amount of $73,720,000, as amended by First Amendment to Promissory Note, dated as of October 5, 1999, between EFY Owner and Lender, which inter alia increases the amount thereof to $77,270,000.

      "Other Interest" shall have the meaning given such term in the Recitals of this Agreement.

      "Other Member" shall have the meaning given such term in the Recitals of this Agreement.

      "Option and Subordination Agreements" shall mean the nineteen separate Option and Subordination Agreements, each dated as of July 30, 1999, by and between Remainder Owner and EFY Owner, together with the Option and Subordination Agreement, dated as of October 5, 1999, by and between Remainder Owner and EFY Owner.

      "Outside Date" shall have the meaning set forth in Section 2.03(a) of this Agreement.

      "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

      "Pledge and Security Agreement (Owner's)" shall mean the Pledge and Security Agreement dated as of July 30, 1999, by Equity for the benefit of Lender, together with the Agreement and Acknowledgement of Pledge (Owner's) dated July 30, 1999 by EFY Owner, as supplemented by the Reaffirmation of Pledge and Security Agreement (Owner's) and Agreement and Acknowledgement of Pledge, dated as of October 5, 1999, between Equity, EFY Owner and Lender.

      "Pledge and Security Agreement (Remainderman's)" shall mean the Pledge and Security Agreement dated as of July 30, 1999 by Accotel Remainder Equity LLC for the benefit of Lender, together with the Agreement and Acknowledgement of Pledge (Remainderman's) dated July 30, 1999 by Remainder Owner, as supplemented by the Reaffirmation of Pledge and Security Agreement (Remainderman's) and Agreement and Acknowledgement of Pledge, dated as of October 5, 1999, between Accotel Remainder Equity LLC, Remainder Owner and Lender.

      "Properties" shall mean the parcels of land described in Schedule A hereto and the improvements situated thereon.

      "Property Material Agreements" shall mean, collectively, the following agreements affecting the Properties as of the date hereof, as the same may hereafter be amended:

            (i)     the Net Lease;
            (ii)    the Net Lease Guaranty;
            (iii)   the Sublease;
            (iv)    the Sublease Assignment;
            (v)     the Sublease Consent;
            (vi)    the Purchase and Sale Agreement;
            (vii)   the Loan Agreement;
            (viii)  the Note;

            (ix)    the Mortgage;
            (x)     the Assignment of Master Lease and Guaranty;
            (xi)    the Assignment of Master Lease and Guaranty Consent
                    Agreement;
            (xii)   the Collateral Assignment of Agreements;
            (xiii)  the Guaranty of Recourse Obligations (Owner's);
            (xiv)   the Guaranty of Recourse Obligations (Remainderman's);
            (xv)    the Guaranty of Payment;
            (xvi)   the Pledge and Security Agreement (Owner's);
            (xvii)  the Option and Subordination Agreements;
            (xviii) the Tripartite Agreement; and
            (xix)   the Title Policies.

      "Purchase and Sale Agreement" shall mean the Agreement of Purchase and Sale, dated as of July 30, 1999, between Sublessee and EFY Owner.

      "Purchase Price" shall have the meaning given such term in Section 2.02 of this Agreement.

      "Purchaser" shall have the meaning given such term in the Preamble of this Agreement.

      "Purchaser's Closing Costs" shall have the meaning given such term in
Section 2.04(b) of this Agreement.

      "Purchaser Closing Documents" shall have the meaning given such term in
Section 3.02(b) of this Agreement.

      "Remainder Owner" shall mean Accotel Remainder LLC, a Delaware limited liability company.

      "Sale Assets" shall have the meaning given such term in the Recitals of this Agreement.

      "Seller" shall have the meaning given such term in the Preamble of this Agreement.

      "Seller Closing Documents" shall have the meaning given such term in
Section 3.01(b) of this Agreement.

      "Seller's Closing Costs" shall have the meaning given such term in Section 2.04(a) of this Agreement.

      "Seller Interest" shall have the meaning given such term in the Recitals of this Agreement.

      "Seller's Parties" shall have the meaning given such term in Section 2.05(b)(iv) of this Agreement.

      "Sublease" shall mean the Sublease Agreement, dated as of July 30, 1999, between Lessee and Sublessee, as amended by First Amendment to Sublease Agreement, dated as of October 5, 1999, between Lessee and Sublessee.

      "Sublease Assignment" shall mean the Assignment of Master Sublease, dated as of July 30, 1999, between Lessee and EFY Owner, as supplemented by Assignment of Master Sublease, dated as of October 5, 1999, between Lessee and EFY Owner.

      "Sublease Consent" shall mean the Sublease Consent, dated as of July 30, 1999, among Sublessee, Lessee, EFY Owner and Lender, as amended by First Amendment to Sublease Consent, dated as of October 5, 1999, among Sublessee, Lessee, EFY Owner and Lender.

      "Sublessee" shall mean Motel 6 Operating L.P.

      "Title Policies" shall mean the title insurance policies obtained by EFY Owner in connection with the acquisition of its interests in the Properties.

      "Tripartite Agreements" shall mean the nineteen separate Tripartite Agreements each dated as of July 30, 1999 by and among Lessee, Remainder Owner and EFY Owner, together with the Tripartite Agreement dated as of October 5, 1999 by and among Lessee, Remainder Owner and EFY Owner.

      "USRA" shall have the meaning given such term in Section 2.06 of this Agreement.

      "Wilmington" shall mean Wilmington Trust Company.

                                   ARTICLE II
                         Agreement to Sell and Purchase;
                           Terms of Sale and Purchase

      2.01. Agreement to Sell and Purchase. In consideration of the mutual covenants and agreements set forth herein and upon and subject to the terms, provisions and conditions of this Agreement, Seller agrees to sell, assign, transfer and convey to Purchaser, and Purchaser agrees to purchase and acquire from Seller, all of Seller's right, title and interest in the Sale Assets. (Purchaser acknowledges that Seller does not presently own the Other Interest, but must acquire it on or before the Closing Date.)

      2.02. Purchase Price; Prorations. (a) The purchase price payable by Purchaser to Seller for the Sale Assets shall be Two Million Six Hundred Fifty-Three Thousand and 00/100 Dollars ($2,653,000.00) (the "Purchase Price"), payable on the Closing Date by wire transfer of immediately available United States federal funds to the account or accounts designated by Seller. Any wire transfer on the Closing Date shall be made by 11:00 A.M., New York City time, on such date.

            (b) Purchaser acknowledges that the Properties are net leased to Lessee pursuant to the Net Lease and that the Basic Rent (as defined in the Net Lease) is paid directly by Lessee to the Lender and applied to debt service due to Lender pursuant to the Note. On the Closing Date, Seller and Purchaser shall prorate net cash flow payments, such that, there shall be an adjustment in favor of Purchaser in an amount equal to (i) the difference between the Basic Rent paid under the Net Lease for the month in which the Closing Date occurs and the debt service paid under the Note for the month immediately preceding the month in which the Closing Date occurs, multiplied by (ii) a fraction, the numerator of which is the number of days from and after the Closing Date through the last day of the month in which the Closing occurs and the denominator of which is the total number of days in the month in which the Closing occurs. It is the intention of the parties to adjust only the net cash flow after payment of debt service. In addition, on the Closing Date, the annual fees payable to Wilmington Trust Company for acting as "Independent Manager" of EFY Owner shall be adjusted as of 11:59 p.m. on the day immediately preceding the Closing Date. There shall be no other prorations or adjustments. Purchaser acknowledges that neither any bank accounts maintained by Equity or EFY Owner nor any funds therein will become the property of, be transferred to, or become under the control of, the Purchaser upon the Closing.

            (c) It is understood that Purchaser is purchasing the Sale Assets subject to the obligation of EFY Owner to pay the Note and subject to the obligations of EFY Owner and Equity under the Net Lease, the Note, the Mortgage and all other Property Material Agreements, which obligations shall survive the purchase by Purchaser. Purchaser further acknowledges that the Mortgage requires the consent of Lender for Purchaser to purchase the Sale Assets. Accordingly, Purchaser agrees at its sole cost and expense, to exercise commercially reasonable efforts (including, without limitation, providing such opinions of counsel as may be required by Lender in accordance with the Mortgage) to obtain Lender's consent to the purchase of the Sale Assets by Purchaser in accordance with the conditions and obligations set forth in Section 2.16 of the Mortgage and in any other of the related loan documents. Purchaser shall pay all expenses (including, without limitation, all servicing fees and charges) which may be incurred or imposed by Lender in connection with seeking such consent (which obligation shall survive the Closing or, in the alternative, the termination of this Agreement).

      2.03. The Closing.

            (a) The consummation of the sale and purchase of the Sale Assets contemplated by this Agreement (the "Closing") shall take place at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York or at such other location in New York City as shall be mutually acceptable to the parties, at 12:00 p.m., New York City time on the date which is five days following the date upon which Lender's consent is obtained (or if such date is not a business day, the next succeeding business day), or such earlier date as may be mutually acceptable to the parties (the "Closing Date"); provided, however, in no event shall the Closing Date occur later than January 31, 2003 (the "Outside Date").

            (b) On the Closing Date, Seller shall sell, assign, transfer and convey to Purchaser all of Seller's right, title and interest in and to the Sale Assets by delivery to Purchaser of an instrument of assignment in the form annexed hereto as Schedule C ( the "Assignment"), and Purchaser shall pay to Seller the Purchase Price therefor as contemplated by Section 2.02 hereof.

      2.04. Closing Costs.

            (a) In connection with the conveyance of the Sale Assets by Seller to Purchaser (whether or not the Closing shall occur), Seller shall pay ("Seller's Closing Costs"): (i) the fees and expenses of Seller's legal counsel,
(ii) the cost of obtaining such good standing certificates as are required to be delivered by Seller pursuant to Section 5.03(e) of this Agreement, (iii) one-half of all fees and costs charged by Wilmington or its counsel in connection with the transactions contemplated herein, and (iv) $3,000.00 of the costs of obtaining Lender's consent to the transfer of the Sale Assets.

            (b) In connection with the conveyance of the Sale Assets by Seller to Purchaser (whether or not the Closing shall occur), Purchaser shall pay ("Purchaser's Closing Costs"): (i) all costs associated with its due diligence, including the costs of any inspections, studies, surveys, analysis and tests of the Properties, (ii) the fees and expenses of Purchaser's legal counsel, (iii) all costs of obtaining Lender's consent to the transfer of the Sale Assets including, without limitation, all servicing fees and charges, processing and rating agency fees payable to Lender, and any fees and disbursements of Lender's attorneys, in excess of the amount that Seller is obligated to pay pursuant to
Section 2.04 (a)(iv), (iv) one-half of all fees and costs charged by Wilmington or its counsel in connection with the transactions contemplated herein, and (v) all other costs and expenses arising in connection with the transactions contemplated by this Agreement, other than the costs and expenses that are Seller's responsibility pursuant to Section 2.04(a) hereof.

            (c) The provisions of this Section 2.04 shall survive the Closing.

      2.05. Defaults/Non-Recourse.

            (a) With respect to a violation of a representation by Seller contained herein or made pursuant hereto discovered by Purchaser after the Closing, subject to the limitation of survival of a representation set forth in
Section 3.01 hereof, Purchaser shall be entitled to commence an action to obtain actual damages against Seller; provided, however, that Seller's liability hereunder shall in no event exceed an amount equal to the Purchase Price actually received by Seller less Seller's Closing Costs; provided, further, however, in no event shall Purchaser have the right to collect any consequential, punitive or indirect damages from Seller and Purchaser waives any and all such rights.

            (b) Anything contained in this Agreement to the contrary notwithstanding, no recourse shall be had for the payment of any sum due under this Agreement, or for any claim based hereon or otherwise in respect hereof against any members, directors, officers, employees, shareholders, policyholders, partners, affiliates, trustees, administrators or agents of Seller or of any of the foregoing or the legal representative, heir, estate, successor or assignee of any of the foregoing or against any other person, partnership, corporation or trust, as principal of Seller, whether disclosed or undisclosed (collectively, "Seller's Parties"). It is understood and agreed by the parties that all of the obligations of Seller under or with respect to this Agreement may not be enforced against Seller's Parties.

      2.06. Asset Management Agreement. On the Closing Date, Purchaser shall cause Equity and EFY Owner to enter into that certain Asset Management Agreement with U.S. Realty Advisors, LLC ("USRA") in the form attached hereto as Schedule D (the "Asset Management Agreement"). Performance of the obligations of EFY Owner and Equity under the Asset Management Agreement shall be secured by an irrevocable letter of direction to Lender with respect to payment of any cash flow, in a form acceptable to USRA.

      2.07. Amended Limited Liability Company Agreement. On the Closing Date, Purchaser shall enter into an Amended and Restated Limited Liability Company Agreement of Equity, in the form attached hereto as Schedule E (the "Amended LLC Agreement").

                                  ARTICLE III
                         Representations and Warranties

      3.01. Seller Representations and Warranties. Seller represents and warrants to Purchaser that as of the date hereof:

            (a) Seller is a limited liability company, duly organized, validly existing and in good standing under the laws of its jurisdiction of formation.

            (b) Seller has all requisite power and authority to execute and deliver this Agreement and all documents, certificates, agreements, instruments and writings it is required to deliver hereunder (collectively, the "Seller Closing Documents"), and to perform, carry out and consummate the transactions contemplated to be consummated by it hereby and thereby, including the power and authority to sell, transfer and convey the Sale Assets to be sold by it, provided Lender has consented to such transactions and Seller has acquired the Other Interest. The execution, delivery and performance of this Agreement and the other Seller Closing Documents have been duly authorized by all necessary action of Seller, including any required approval of the members of Seller. This Agreement does, and when executed by Seller, the other Seller Closing Documents shall, constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws and by equitable principles.

            (c) There is no action, suit or proceeding before any court or governmental or other regulatory or administrative agency, commission or tribunal pending or, to the actual knowledge of Seller, threatened against Seller or the Sale Assets to be sold by Seller which, if determined adversely to Seller would reasonably be expected to interfere in any material respect with the ability of Seller to perform its obligations under this Agreement or materially and adversely affect the value of the Sale Assets to be sold by Seller.

            (d) Seller has delivered to Purchaser true and complete copies of the Property Material Agreements.

            (e) Except as may be contained in the Property Material Agreements, there are no existing rights of first refusal to purchase or lease the Properties, or written agreements to otherwise acquire an interest in the Properties (subject to the existing state of title to the Properties), granted by Seller.

            (f) Seller has not entered into any leases for the Properties or any of them other than the Net Lease.

            (g) Seller has not received written notice of any uncured default from any of (i) Lessee under the Net Lease, (ii) Guarantor under the Net Lease Guaranty, (iii) Lender under the Mortgage, or (iv) Lessee, Guarantor or Lender under any other Property Material Agreements.

            (h) Seller has delivered to Purchaser true and complete copies of the Material Organizational Documents, such Material Organizational Documents have not been modified, supplemented or amended, and, to Seller's actual knowledge, the Material Organizational Documents are in full force and effect.

            (i) At Closing, the Sale Assets to be sold by Seller shall be free and clear of any lien, security interest or encumbrance thereon. There are no rights, options or other agreements of any kind to purchase, acquire, receive or issue any interest of Seller in and to the Sale Assets to be sold by it.

            (j) EFY Owner has legal title to its interest in the Properties, subject to the existing state of title to such Properties.

            (k) Seller has not filed any election to treat EFY Owner or Equity as a corporation for federal income tax purposes.

            (l) None of Seller, Equity or EFY Owner have received written notice of any pending condemnation or eminent domain proceeding which would affect any Property.

            (m) Neither Equity nor EFY Owner has incurred any liabilities, except for (i) its obligations under the Property Material Agreements to which it is party, (ii) its obligations under the Material Organizational Documents related to it, (iii) obligations arising from or relating to the ownership of its interests in any Property and, in the case of Equity, obligations arising from or relating to the ownership of its interest in EFY Owner, (iv) its obligations relating to the maintenance of its status as a Delaware limited liability company and the maintenance of such company's qualifications to do business in such other jurisdictions where it has qualified to do business, (v) obligations arising under any matter appearing of record against any Property,
(vi) customary unsecured trade debt which will not exceed $1,000.00 as of the Closing Date (other than the fees referred to in clause (vii) of this section),
(vii) the obligation to pay fees to Wilmington or any successor Independent Manager of EFY Owner, and (viii) the obligation to pay fees to Corporation Services Company for acting as registered agent of EFY Owner and Equity. Neither Equity nor EFY Owner owns any assets, except (i) relating to the ownership of its interests in any Property (in the case of EFY Owner) and relating to the ownership of its interest in EFY Owner (in the case of Equity), and (ii) bank accounts.

            (n) EFY Owner has been duly formed and is validly existing in good standing under the laws of the State of Delaware and has the power and authority to own all of its interests in the Properties.

            (o) Equity has been duly formed and is validly existing in good standing under the laws of the State of Delaware and has the power and authority to own all of its interest in EFY Owner.

            (p) Actual out-of-pocket costs and expenses paid by Seller in connection with the ownership of its interest in Equity (excluding costs or expenses that (i) are the obligation of the tenant under the Lease Agreement or
(ii) were paid in connection with the initial closing or the subsequent closing involving the acquisition of EFY Owner's interest in the Properties, the financing thereof and the leasing thereof) have not exceeded $10,000 in the aggregate in any calendar year, and Seller has no actual knowledge of any existing fact or condition that would cause a material increase in such costs and expenses.

      For purposes of this Section 3.01, references to a "Seller's actual knowledge" or words of similar import shall mean the actual knowledge of David
M. Ledy, David Silvers and Jamie Grossman, two of whom are members of the Managing Member of Equity (collectively, the "Designated Parties"), and shall not be construed, by imputation or otherwise, to impose upon the Designated Parties any duty to investigate the matter with respect to which it has actual knowledge and no such investigation shall be inferred. Purchaser acknowledges that the Designated Parties are Seller's Parties (as defined in Section 2.05(b) hereof) and shall have no personal liability hereunder. For purposes of this
Section 3.01, references to "written notice to Seller, Equity and EFY Owner" or words of similar import shall mean written notice to Seller, Equity or EFY Owner, as the case may be, received by U.S. Realty Advisors, LLC, 1370 Avenue of the Americas, New York, New York 10019.

      With respect to a violation of a representation or warranty of Seller (whether contained in this Agreement or made pursuant hereto) discovered by Purchaser after the Closing, such representations and warranties of Seller shall survive the Closing for a period of six (6) months, subject to the terms of
Section 2.05(b).

      3.02. Purchaser Representations and Warranties. Purchaser represents and warrants to Seller that as of the date hereof:

            (a) Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of formation.

            (b) Purchaser has all requisite power and authority to execute and deliver this Agreement and all documents, certificates, agreements, instruments and writings it is required to deliver hereunder, if any (collectively, the "Purchaser Closing Documents"), and to perform, carry out and consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the other Purchaser Closing Documents have been duly authorized by all necessary corporate action on the part of Purchaser. This Agreement does, and when executed by Purchaser, the other Purchaser Closing Documents shall, constitute the legal, valid and binding obligations of Purchaser enforceable against Purchaser in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws and by equitable principles.

            (c) There is no action, suit or proceeding before any court or governmental or other regulatory or administrative agency, commission or tribunal pending or, to the best knowledge of Purchaser, threatened against Purchaser which, if determined adversely to Purchaser, could reasonably be expected to interfere in any material respect with the ability of Purchaser to perform its obligations under this Agreement.

            (d) Purchaser has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in Equity and it is purchasing such interest for investment for its own account with no present intention of distributing such investment or any interest therein.

      With respect to a violation of a representation or warranty of Purchaser (whether contained in this Agreement or made pursuant hereto) discovered by Seller after the Closing, such representations and warranties of Purchaser shall survive the Closing for a period of six (6) months.

                                   ARTICLE IV
                                   Conditions

      4.01. Seller's Conditions. The obligation of Seller under this Agreement to consummate the transactions contemplated hereby shall be subject to the satisfaction of all the following conditions, any one or more of which may be waived in writing by Seller:

            (a) Seller shall have received payment of the Purchase Price, in accordance with Section 2.02 of this Agreement.

            (b) Purchaser shall have delivered all of the documents and other items described in Section 5.01.

            (c) The representations and warranties of Purchaser set forth in
Section 3.02 above shall be true and correct in all material respects.

            (d) Lender shall have consented to the transfer of the Sale Assets contemplated by this Agreement. Purchaser acknowledges that obtaining Lender's consent will require Purchaser's cooperation. In connection therewith, Purchaser shall, at its sole cost and expense, and shall cause its affiliates and employees to promptly, (i) provide such information, (ii) execute and deliver such certificates, instruments and agreements, (iii) deliver acceptable legal opinions, addressed to Lender and any applicable rating agencies, including, without limitation, tax, bankruptcy and substantive non-consolidation opinions, and (iv) take such other actions, as may be requested by Seller, Lender and/or the rating agencies (including any of the foregoing actions as may be requested by Seller as may be necessary to satisfy the requirements in the Mortgage).

      4.02. Purchaser's Conditions. The obligation of Purchaser under this Agreement to consummate the transactions contemplated hereby shall be subject to the satisfaction of all of the following conditions, any one or more of which may be waived in writing by Purchaser:

            (a) Seller shall have delivered all of the documents and other items described in Section 5.02.

            (b) Seller shall have acquired the Other Interest.

            (c) The representations and warranties of Seller set forth in
Section 3.01 above shall be true and correct in all material respects, except for any matters that are Lessee's responsibility under the Net Lease.

            (d) Lender shall have consented to the transfer of the Sale Assets contemplated by this Agreement.

            (e) Lender shall have accepted from Purchaser or its designee a "bottom tier" guaranty in an amount not to exceed $57,000,000 and on such other terms and conditions as Purchaser or its designee shall determine.

      4.03. Remedy Upon Failure of Condition. In the event any of the conditions to Seller's or Purchaser's obligations to consummate the transactions contemplated by this Agreement set forth in this Section 4 are not satisfied on or before the Closing Date, then the sole remedy of Purchaser or Seller shall be to terminate this Agreement upon the giving of written notice to the other party whereupon this Agreement shall be terminated, and neither Seller nor Purchaser shall have any further obligations hereunder other than any obligations expressly stated to survive the termination or expiration of this Agreement.

      4.04. "As Is" Sale. Seller makes no representation or warranties with respect to any matter whatsoever, including, without limitation, the Sale Assets or the physical aspects and condition of the Properties, except as expressly set forth herein. Purchaser shall accept the Sale Assets in their "as is" condition and the Properties in their "as is" condition and in an "as is" state of repair. Purchaser agrees that, except as expressly set forth herein, Seller shall not be bound in any manner whatsoever by any guarantees, promises, projections, operating expenses, set-ups or other information pertaining to the Sale Assets and Properties made, furnished or claimed to have been made or furnished by Seller or any other person or entity, or any partner, employee, consultant, agent, attorney or other person representing or purporting to represent Seller whether verbally or in writing. Purchaser acknowledges that neither Seller nor any of the employees, agents or attorneys of Seller have made and do not make any verbal or written representations or warranties whatsoever to Purchaser, whether express or implied, except as expressly set forth in this Agreement, and, in particular, that no such representations and warranties have been made with respect to any transaction documents, the physical or environmental condition or operation of the Properties, the actual or projected revenue and expenses of the Properties, or the zoning and other laws, regulations and rules applicable to the Properties. Purchaser has not relied and is not relying upon any representations or warranties other than the representations and warranties expressly set forth in this Agreement, or upon any statements made in any informational materials with respect to the Sale Assets or the Properties provided by Seller or any other person or entity, or any shareholder, employee, consultant, agent, attorney or other person representing or purporting to represent Seller.

                                   ARTICLE V
                               Closing Deliveries

      5.01. Purchaser's Closing Deliveries. At or prior to the Closing, Purchaser shall make or cause to be made the following deliveries:

            (a) Purchaser shall have executed and delivered to Seller the Assignment.

            (b) Purchaser shall have delivered to Seller evidence as to the authority of the person or persons executing documents on behalf of Purchaser.

            (c) Purchaser shall have executed and delivered, or caused to be executed and delivered, the Amended LLC Agreement.

            (d) Purchaser shall have caused Equity and EFY Owner to execute and deliver to USRA the Asset Management Agreement and such other agreements as may be required pursuant to Section 2.06 of this Agreement.

      5.02. Seller's Closing Deliveries. At or prior to the Closing, Seller shall make or cause to be made the following deliveries:

            (a) Seller shall have executed and delivered to Purchaser the Assignment.

            (b) Seller shall have executed and delivered to Purchaser a certificate of "non- foreign person" status that meets the requirements of
Section 1445 of the Internal Revenue Code of 1986, as amended.

            (c) Seller shall have delivered to Purchaser the original or certified copies of the Material Organizational Documents.

            (d) Seller shall have delivered to Purchaser the original or certified copies of the Property Material Documents.

            (e) Seller shall have delivered to Purchaser evidence as to the authority of the person or persons executing the Seller Closing Documents on behalf of Seller together with evidence of good standing of EFY Owner and Equity in their respective jurisdictions of formation and such other jurisdictions where they have qualified to do business.

            (f) Seller shall have delivered to Purchaser an estoppel certificate executed by Lessee substantially in the form attached as Schedule F-1 hereto and an estoppel certificate executed by Guarantor substantially in the form attached as Schedule F-2; hereto; provided, however, that a failure to deliver such estoppel certificate to Purchaser shall not constitute a default by Seller or refusal by Seller to perform its obligations in accordance with this Agreement but instead shall constitute a failure to satisfy a condition pursuant to
Section 4.02 hereof.

            (g) Seller shall have delivered to Purchaser the consent of Lender to the transfer of the Sale Assets; provided, however, that a failure to deliver such consent shall not constitute a default by Seller or a refusal by Seller to perform its obligations in accordance with this Agreement but instead shall constitute a failure to satisfy a condition pursuant to Section 4.02 hereof.

            (h) Seller shall deliver to Wilmington a notice with respect to the transfer of the Sale Assets.

            (i) Seller shall deliver to Corporation Services Company a notice with respect to the transfer of the Sale Assets.

            (j) Seller shall have caused USRA to execute and deliver to EFY Owner and Equity the Asset Management Agreement.

      5.03. Consent of Seller to Purchaser. Seller, as Member Manager of Equity, hereby consents, in accordance with Section 22 of the Limited Liability Company Agreement of Equity, dated as of June 2, 1999, by and between Seller and Laurie
A. Hawkes, to the transactions contemplated by this Agreement all upon the terms and conditions set forth herein and to the transfer of the Other Interest to Seller prior to the Closing hereunder.

                                   ARTICLE VI
                                  Miscellaneous

      6.01. Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally, by overnight courier, or by facsimile transmission to the parties at the following addresses or facsimile numbers:

      If to Seller, to:

               c/o U.S. Realty Advisors, LLC
               1370 Avenue of the Americas
               New York, New York  10019
               Facsimile No.: (212) 581-4950
               Attn:  Mr. David M. Ledy
      with a copy, which shall not constitute notice, to:

               Proskauer Rose LLP
               1585 Broadway
               New York, New York  10036
               Facsimile No.:  (212) 969-2900
               Attn:  Wendy J. Schriber, Esq.

      If to Purchaser, to:

               c/o NorthStar Capital Investment Corp.
               527 Madison Avenue
               New York, New York 10022
               Attention: Richard J. McCready, Steven B. Kauff
               Facsimile No.:(212)319-4557

      with a copy, which shall not constitute notice, to:

               Skadden, Arps, Slate, Meagher & Flom
               4 Times Square
               New York, NY  10036
               Facsimile No.:  212 735-2000
               Attn:  Benjamin F. Needell, Esq.

      and

               Post & Heymann, LLP
               100 Jericho Quadrangle, Suite 214
               Jericho, New York 11753
               Facsimile No.: (516) 433-2777
               Attn: David J. Heymann, Esq.

All such notices, requests and other communications will (i) if delivered personally or by overnight courier to the address as provided in this Section, be deemed given upon delivery, and (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt. Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party or copies of notices by giving notice specifying such change to the other parties hereto.

      6.02. Broker. (a) Seller represents and warrants that neither Seller nor any of its affiliates or any of their respective directors, officers, partners, managers or members have dealt with anyone acting as broker, finder, financial advisor or in any similar capacity in connection with this Agreement or any of the transactions contemplated hereby. Seller shall indemnify, defend and hold harmless Purchaser from any and all claims, actions, liabilities, losses, damages and expenses, including reasonable attorneys' fees and disbursements, which may be asserted against or incurred by Purchaser arising from a breach of Seller's representation contained in this Section 6.02(a).

            (b) Purchaser represents and warrants that neither Purchaser nor any of its affiliates or any of their respective directors, officers, partners, managers or members have dealt with anyone acting as broker, finder, financial advisor or in any similar capacity in connection with this Agreement or any of the transactions contemplated hereby. Purchaser shall indemnify, defend and hold harmless Seller from any and all claims, actions, liabilities, losses, damages and expenses, including reasonable attorneys' fees and disbursements, which may be asserted against or incurred by Seller arising from a breach of Purchaser's representation contained in this Section 6.02(b).

      6.03. Entire Agreement. This Agreement, including all schedules and exhibits hereto, the Seller Closing Documents and the Purchaser Closing Documents supersede all prior discussions and agreements between the parties with respect to the subject matter hereof and thereof, and contain the sole and entire agreement between the parties hereto with respect to the subject matter hereof and thereof.

      6.04. Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by applicable law or otherwise afforded, will be cumulative and not alternative.

      6.05. Modification. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

      6.06. Successors and Assigns. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person. Subject to the terms of Section 6.10 hereof, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

      6.07. Interpretation. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, valid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

      6.08. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

      6.09. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      6.10. Assignment. Purchaser shall not assign or transfer its rights or obligations under this Agreement without the prior written consent of Seller, which consent may be granted or denied in Seller's sole discretion. Notwithstanding the foregoing, Purchaser shall have the right, without Seller's consent, to assign this Agreement to any affiliate of Purchaser controlled by Purchaser, provided such assignee agrees to assume, pursuant to an instrument acceptable to Seller, the obligations of Purchaser hereunder. No assignment of this Agreement by Purchaser shall relieve the Purchaser named herein of its obligations hereunder and, subsequent to any such assignment, the liability of such named Purchaser hereunder shall continue notwithstanding any subsequent modification or amendment hereof or the release of any subsequent purchaser hereunder from any liability, to all of which Purchaser consents in advance.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, Seller and Purchaser have executed and delivered this Agreement as of the day and year first above written.

                                          SELLER:

                                          REALTY HOLDINGS OF AMERICA, LLC

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                          PURCHASER:

                                          SHELBOURNE JV, LLC

                                          By: Shelbourne Management LLC,
                                                its manager

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                   SCHEDULE A

Dothan, AL
Douglas, AZ
Casa Grande, AZ
Woodland, CA
Vacaville, CA
Tracy, CA
Davis, CA
Corona, CA
Bakersfield, (E) CA
Valjo Mrwl, E CA
Anaheim, CA
Chgo-Shlr Pk, IL
Louivl-Jefsn, IN
Fargo (W), ND
Las Cruces, NM
Tucumcari, NM
Muskogee, OK
Eug-Sprngfld, OR
Sioux Falls, SD
Centralia, WA

                                                                       EXHIBIT D

                              FORECLOSURE GUARANTY

            THIS FORECLOSURE GUARANTY ("Agreement") is made as of January ___, 2003, by and between PRESIDIO CAPITAL INVESTMENT COMPANY LLC, a Delaware limited liability company (the "PCIC"), having an address at c/o NorthStar Partnership, L.P., 527 Madison Avenue, New York, New York 10022 and ACCOTEL PROPERTY INVESTORS LLC, a Delaware limited liability company (the "Company"), having an address at c/o Shel-bourne Management LLC, 527 Madison Avenue, New York, New York 10022 to BERKSHIRE HATHAWAY CREDIT CORPORATION, a Nebraska corporation ("Lender"), having an address at 1440 Kiewit Plaza, Omaha, Nebraska 68131.

                              W I T N E S S E T H:

            WHEREAS, Lender is the holder of a certain mortgage loan with a current outstanding principal balance of $74,221,000 (the "Loan") to the Company, which loan is evidenced by that certain Promissory Note, dated July 30, 1999, from the Company in favor of Lender, in the principal amount of $73,720,000, as amended by First Amendment to Promissory Note, dated as of October 5, 1999, between the Company and Lender, which, among other things, increased the principal amount of the Loan to $77,270,000 (as amended, the "Promissory Note");

            WHEREAS, PCIC is acquiring indirectly a beneficial interest in the Company;

            WHEREAS, PCIC expects to derive substantial economic benefits from the Loan;

            WHEREAS, PCIC has agreed to deliver this Agreement to Lender in connection with its acquisition of its indirect beneficial interest in the Company;

            WHEREAS, PCIC intends that 32.51% of any payments made by PCIC pursuant to this Foreclosure Guaranty shall be made as a partner of Shelbourne Properties I, L.P., 40.60% of any payments made by PCIC pursuant to this Foreclosure Guaranty shall be made as a partner of Shelbourne Properties II, L.P., and 26.89% of any payments made by PCIC shall be made as a partner of Shelbourne Properties III, L.P.; and

            WHEREAS, Lender has agreed to accept this Agreement in connection with the acquisition by PCIC of an indirect beneficial interest in the Company.

            NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, PCIC and Lender do hereby covenant and agree as follows:

            1. Loan Documents. The Company represents and warrants that a true, correct and complete list of all of the documents evidencing and securing the Loan is set forth on Exhibit A attached hereto (the "Loan Documents") and that the Company has provided to PCIC true, correct and complete copies of each of the Loan Documents.

            2. Guaranty. Subject to the terms and conditions of this Agreement, PCIC hereby irrevocably and unconditionally guarantees the collection by Lender following the foreclosure of all of the documents securing the Loan (collectively, the "Security Instruments"), the exercise of the power of sale thereunder and/or the delivery by the Company to Lender of a deed to the property and collateral secured thereby (collectively, the "Collateral") in lieu of foreclosure or power of sale, an amount equal to $54,264,000 minus the amount of any Foreclo-sure Proceeds. PCIC's obligations above set forth in this Paragraph 2 are hereinafter referred to as the "Guaranteed Obligations."

            3. Foreclosure Proceeds.

            (a) For the purposes of this Agreement, the term "Foreclosure Proceeds" shall have the applicable meaning set forth below with respect to the
Collateral:

                  (i) In the event that at least one bona fide third party unrelated to Lender (and including, without limitation, PCIC) bids for any portion of the Collateral at a sale thereof conducted upon foreclosure of the Security Instruments or exercise of the power of sale thereunder, Foreclosure Proceeds shall mean the highest amount bid for such Collateral by the party which acquires title thereto (directly or through a nominee) at or pursuant to such sale. For the purposes of determining such highest bid, amounts bid for such Collateral by Lender shall be taken into account notwithstanding the fact that such bids may constitute credit bids which are offset against the amount due to Lender under the Loan Documents.

                  (ii) In the event that there is no such unrelated third party at such sale of any portion of the Collateral so that the only bidder at the sale is Lender or its designee, the Foreclosure Proceeds shall be deemed to be the fair market value (the "Fair Market Value") of such Collateral as of the date of the foreclosure sale, as such Fair Market Value shall be mutually agreed upon by Lender and PCIC or determined pursuant to subparagraph 3(b).

                  (iii) In the event that Lender receives and accepts a deed to any portion of the Collateral in lieu of foreclosure in partial satisfaction of the Company's obligations under the Loan Documents, the Foreclosure Proceeds shall be deemed to be the Fair Market Value of such Collateral as of the date of delivery of the deed-in-lieu of foreclosure, as such Fair Market Value shall be mutually agreed upon by Lender and PCIC or determined pursuant to subpara-graph 3(b).

            (b) Fair Market Value of any portion of the Collateral shall be the price at which a willing seller not compelled to sell would sell such Collateral, and a willing buyer not compelled to buy would purchase such Collateral, free and clear of all Security Instruments, but subject to all leases and reciprocal easement and operating agreements. If Lender and PCIC are unable to agree upon the Fair Market Value of any portion of the Collateral in accordance with subparagraphs 3(a)(ii) or 3(a)(iii) above, as applicable, within twenty (20) days after the date of the foreclosure sale or the delivery of the deed-in-lieu of foreclosure as applicable, relating to such Collateral, either party may have the Fair Market Value of such Collateral determined by appraisal by appointing an appraiser having the qualifications set forth below to determine the same and by notifying the other party of such appointment within twenty (20) days after the expiration of such twenty (20) day period. The other party shall have the right, during the twenty (20) day period following such other party's receipt of notice from the first party as to the first party's appointment of a qualified appraiser, to appoint a second appraiser having the qualifications set forth below to jointly determine the Fair Market Value of such Collateral with the appraiser appointed by the first party. If however, the other party shall fail to so notify the first party, within twenty
(20) days after the other party's receipt of notice of such appointment by the first party, of the appointment by the other party of an appraiser having the qualifications set forth below, the appraiser appointed by the first party shall alone make the determination of such Fair Market Value. Appraisers appointed by the parties shall be members of the Appraisal Institute (MAI) and shall have at least ten (10) years' experience in the valuation of properties similar to the applicable property or collateral in the greater metropolitan area in which such Collateral is located and shall have reasonable knowledge of the material facts related to the Collateral subject to the appraisal. If each party shall appoint an appraiser having the aforesaid qualifications and if such two appraisers cannot, within thirty (30) days after the appointment of the second appraiser, agree upon the determination hereinabove required, then they shall select a third appraiser, which third appraiser shall have the aforesaid qualifications, and if they fail to do so within forty (40) days after the appointment of the second appraiser they shall notify the parties hereto, and either party shall thereafter have the right, on notice to the other, to apply for the appointment of the third appraiser to the chapter of the American Arbitration Association or its successor organization located in the metropolitan area or, if no such chapter is located in such metropolitan area, in the metropolitan area closest to the applicable portion of the Collateral in which such a chapter is located. Each appraiser shall render its decision as to the Fair Market Value of the applicable portion of the Collateral within (30) days after the appointment of the third appraiser and shall furnish a copy thereof to Lender and PCIC. The Fair Market Value of the applicable portion of the Collateral shall then be calculated as the average of (i) the Fair Market Value determined by the third appraiser and (ii) whichever of the Fair Market Values determined by the first two appraisers is closer to the Fair Market Value determined by the third appraiser; provided, however, that if the Fair Market Value determined by the third appraiser is higher or lower than both Fair Market Values determined by the first two appraisers, such Fair Market Value determined by the third appraiser shall be disregarded and the Fair Market Value of such portion of the Collateral shall then be calculated as the average of the Fair Market Values determined by the first two appraisers. The Fair Market Value of such portion of the Collateral as so determined shall be binding and conclusive upon Lender and PCIC. PCIC shall bear the cost of appointing, and the expense of, the appraisers.

            4. Obligations Absolute. This Agreement is an absolute, unconditional, present and continuing guaranty of collection following foreclosure.

            5. Time, Method and Place of Payment. All payments by PCIC under or by virtue of this Agreement shall be made to Lender in lawful money of the United States of America and in immediately available funds at Lender's offices specified in the introductory paragraph hereof, or at such other place or places as Lender may hereafter designate in writing. Any payments hereunder to be made by PCIC will be due and payable within twenty (20) business days after notice from Lender stating the amount of the Guaranteed Obligations.

            6. Amendments. This Agreement may not be waived, modified or amended except by an agreement in writing signed by the Company and PCIC.

            7. Termination of Agreement.

            (a) Change in Control. PCIC shall have the right to elect, in its sole and absolute discretion, to terminate this Agreement, in whole or in part, in the event Shelbourne Management, LLC is involuntarily removed as the manager of Shelbourne JV, LLC, a Delaware limited liability company ("Shelbourne JV") or in the event of a change in the ownership of the Collateral (other than to Lender by reason of Lender's enforcement of the rights granted pursuant to the Loan Documents) or the membership interests in the Company, Accotel Equity Investors LLC, a Delaware limited liability company or Shelbourne JV, by delivering notice of such termination to Lender within sixty (60) days after PCIC receives notice of any such removal or change in ownership. Upon such election this Agreement shall be null, void and of no further force or effect.

            (b) Equity Transfers. PCIC shall have the right to elect, in its sole and absolute discretion, to terminate this Agreement, in whole or in part, in the event that Lender fails to approve the release of NorthStar Partnership, L.P. and PCIC from all of their respective obligations under all guaranties and indemnities issued with respect to the Loan within ten (10) business days after a request to Lender in connection with a proposed bona fide transfer of the direct or indirect equity interests in Accotel Equity Investors LLC or the Company. Such right to terminate this Agreement may be exercised by delivering notice of such termination to Lender within sixty (60) days after Lender's failure to approve such releases. Upon such election this Agreement shall be null, void and of no further force or effect.

            (c) Automatic Termination. This Guaranty shall automatically terminate and be null, void and of no further force or effect on the date that is eighteen (18) months following the date of this Agreement, unless PCIC provides written notice to Lender of PCIC's election to extend the termination date of this Guaranty, which election shall be made by PCIC in its sole and absolute discretion.

            (d) No Waiver of Termination Right. In the event PCIC does not exercise a right to terminate this Agreement pursuant to this paragraph, the election not to terminate this Agreement upon the occurrence of any event shall not be deemed to be a waiver of the any right of PCIC to terminate this Agreement upon the occurrence of any similar or other future event.

            8. Severability. If this Agreement would be held or determined to be void, invalid or unenforceable by reason of the amount of PCIC's liability under this Agreement, then, notwithstanding any other provision of this Agreement to the contrary, the maximum amount of the liability of PCIC under this Agreement shall, without any further action by PCIC, the Company, Lender or any other person, be automatically limited and reduced to an amount which is valid and enforceable.

            9. Subordination. PCIC hereby waives all rights of subrogation or contribu-tion that it may have against the Company, Accotel Equity Investors LLC, any person or entity owning a direct or indirect interest in the Company or Accotel Equity Investors LLC, or any person or entity related (within the meaning of Treasury Regulation Section 1.752-4(b)) to any such person or entity, whether arising by contract or operation of law by reason of any payment pursuant hereto.

            10. Miscellaneous.

            (a) Notices. All notices, demands, declarations, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof shall be in writing and shall be given in accordance with Section 5.1 of the Indenture (as defined on Exhibit A attached hereto) and, in the case of Guarantor, shall be addressed to Guarantor and sent to the applicable addresses as follows:

            Presidio Capital Investment Company LLC
            c/o NorthStar Capital Investment Corp.
            527 Madison Avenue, 16th Floor
            New York, New York 10022
            Attention:  David Hamamoto
                        W. Edward Scheetz
                        Richard J. McCready

            with a copy to:

            Skadden, Arps, Slate, Meagher & Flom LLP
            Four Times Square
            New York, New York 10036
            Attention:  Benjamin F. Needell, Esq.

            (b) Entire Agreement. This Guaranty constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between or among Guarantor, the Company and the Lender with respect to the subject matter hereof.

            (c) Article Headings. The headings of the various Articles and Sections of this Guaranty are for convenience of reference only and shall not modify, define, expand or limit any of the terms of provisions hereof.

            (d) Jurisdiction: Agent for Service of Process. Any suit, action or proceeding, whether at law or in equity, including any declaratory judgment or similar suit or action, instituted by or against Guarantor arising out of or relating in any way to this Guaranty may be brought and enforced in the courts of the State of New York or of the United States for the Southern District of New York, and Guarantor irrevocably consents and submits to the exclusive jurisdiction of such courts in respect of any suit, action or proceeding and Guarantor hereby irrevocably agrees that all claims against it in respect of such action or proceeding against Guarantor may be heard and determined in such courts. Guarantor further irrevocably consents to the service of process in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to Guarantor or to its agent at its address as set forth in Section 10(a) or as set forth below, respectively. The foregoing shall not limit the right of Lender to serve process in any other manner permitted by law or to bring any action or proceeding, or to obtain execution of any judgment, in any other jurisdiction.

            (e) Waiver of Venue. Guarantor hereby irrevocably waives any option or objection that it may now or hereafter have to the laying of venue of any such action or proceed-ing arising under or relating to this Guaranty in any court located in the County of New York, State of New York, and hereby further irrevocably waives any claim that a court located in the County of New York, State of New York is not a convenient forum for any such action or proceeding. Guarantor agrees that, to the fullest extent permitted by applicable laws and regulations, a final, nonappealable judgment in any such action or proceeding obtained in any court described in Section 10(d) shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

            (f) WAIVER OF JURY TRIAL. GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY.

            (g) GOVERNING LAW. THIS GUARANTY SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CON-FLICTS OF LAW RULES.

            (h) Counterparts. This Guaranty may be executed simultaneously in two or more counterparts each of which shall be deemed an original, and it shall not be necessary in making proof of this Guaranty to produce or account for more than one such counterpart, hereunder.

                   [REMAINDER OF THE PAGE INTENTIONALLY BLANK]

            IN WITNESS WHEREOF, the PCIC and the Company have duly executed this Foreclosure Guaranty as of the day and year first above written.

                                       PRESIDIO CAPITAL INVESTMENT COMPANY LLC, a Delaware limited liability company

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       ACCOTEL PROPERTY INVESTORS LLC,
                                       a Delaware limited liability company

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                                                     EXHIBIT E-1

                          SHELBOURNE PROPERTIES I, L.P.

                              AMENDED AND RESTATED
                       PARTNERSHIP UNIT DESIGNATION OF THE
                       CLASS A PREFERRED PARTNERSHIP UNITS

                     5% CLASS A PREFERRED PARTNERSHIP UNITS
                           (NO LIQUIDATION PREFERENCE)

               (FORMERLY, 5% CLASS A PREFERRED PARTNERSHIP UNITS,
                     LIQUIDATION PREFERENCE $1,000 PER UNIT)

            WHEREAS, under a power contained in Section 4.2 of the Second Amended and Restated Agreement of Limited Partnership of Shelbourne Properties I, L.P., a Delaware limited partnership (the "Partnership"), dated as of April 16, 2001 (as amended from time to time, the "Partnership Agreement"), Shelbourne Properties I GP, LLC, a Delaware limited liability company (the "General Partner"), as the general partner of the Partnership, by a resolution of the Board of Directors of the sole member of the General Partner, dated February 14, 2002, classified and designated 812.674 units as 5% Class A Preferred Partnership Units, liquidation preference $1,000 per unit, with the preferences, voting powers, restrictions, limitations as to distributions, qualifications, terms and conditions of redemption and other rights set forth in a Partnership Unit Designation with respect thereto, dated February 14, 2002 (the "Partnership Unit Designation");

            WHEREAS, the holders of the 5% Class A Preferred Partnership Units and the Partnership have agreed to redesignate the 5% Class A Preferred Partnership Units as "5% Class A Preferred Partnership Units (no liquidation preference)" and to amend and restate the Partnership Unit Designation to reflect the preferences, voting powers, restrictions, limitations as to distributions, qualifications, terms and conditions of redemption and other rights of such redesignated class; and

            WHEREAS, this Amended and Restated Partnership Unit Designation shall become effective upon the effectiveness of the Agreement (as hereinafter defined).

            NOW THEREFORE, the Partnership hereby certifies as follows:

            FIRST: Under a power contained in Section 4.2 of the Partnership Agreement, the General Partner, by a resolution of the sole member of the Board of Directors of the General Partner, dated January 6, 2003, classified and redesignated the 812.674 units of Class A Preferred Partnership Units, liquidation preference $1,000 per unit, as "Class A Preferred Partnership Units (no liquidation preference)" with the following preferences, voting powers, restrictions, limitations as to distributions, qualifications, terms and conditions of redemption and other rights. This Amended and Restated Partnership Unit Designation shall be attached, made an exhibit to, and made a part of, the Partnership Agreement and shall be deemed for all purposes an amendment of the Partnership Agreement.

            Section 1. Redesignation. The class of Partnership Preferred Units heretofore designated as "5% Class A Preferred Partnership Units, liquidation preference $1,000 per unit" (the "Class A Preferred Units"), shall hereafter be designated as "5% Class A Preferred Partnership Units (no liquidation preference)" (the "Class A Units"). The holders of 812.674 units constituting such class shall no longer be afforded any rights as holders of Class A Preferred Units and shall hereafter be afforded only the rights set forth in this Amended and Restated Partnership Unit Designation with respect to such units. The Class A Units shall be limited partnership interests in the Partnership.

            Section 2. Definitions. Terms defined in the Partnership Agreement and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Partnership Agreement and the following terms shall have the meanings indicated:

            "Affirmative Vote" shall have the meaning set forth in Section 11 hereof.

            "Agreement" shall mean the Agreement, dated the date hereof, by and among the Partnership, Parent, Shelbourne Management Company LLC, and certain other parties.

            "Amended and Restated Partnership Unit Designation" shall mean this Amended and Restated Partnership Unit Designation, as the same may be amended or modified from time to time in accordance with the terms hereof.

            "Base Amount" shall mean $1,000 per unit.

            "Capital Interests" shall mean any shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all units or interests, participations (however designated) or other equivalents of a partnership and any and all equivalent ownership interests in a Person (other than a partnership or a corporation) and any and all warrants or options to purchase any of the foregoing.

            "Class A Preferred Units" shall have the meaning set forth in
Section 1 hereof.

            "Class A Units" shall have the meaning set forth in Section 1 hereof.

            "Common Shares" shall mean the common shares, par value $.01 per share (or any equivalent thereof), of Shelbourne Properties I, Inc.

            "Distribution Nonpayment Event" shall have the meaning set forth in paragraph (a) of Section 13.

            "Distribution Payment Date" shall mean the first calendar day of January, April, July and October, in each year, commencing with the first of such calendar months occurring after the Issue Date; provided, however, that if any Distribution Payment Date falls on any day other than a Business Day, the distribution due on such Distribution Payment Date shall be paid on the first Business Day immediately following such Distribution Payment Date.

            "Distribution Payment Record Date" shall have the meaning set forth in paragraph (a) of Section 3 hereof.

            "Distribution Periods" shall mean quarterly distribution periods commencing on January 1, April 1, July 1 and October 1 of each year (other than the initial Distribution Period, which shall commence on the Issue Date) and ending on and including the day preceding the first day of the next succeeding Distribution Period.

            "Distribution Rate" shall mean 5% per annum.

            "Fundamental Change" shall have the meaning set forth in paragraph
(b) of Section 11 hereof.

            "General Partner" shall have the meaning set forth in the recitals of this Amended and Restated Partnership Unit Designation.

            "Governing Documents" as to any Person, shall mean its articles or certificate of incorporation and by-laws, its partnership agreement, its certificate of formation and operating agreement, and/or the other organizational or governing documents of such Person.

            "Holder" shall have the meaning set forth in Section 10 hereof.

            "Issue Date" shall mean (i) the date of original issuance of a Class A Preferred Unit when used with reference to the accrual and payment of distributions as to such Class A Preferred Unit pursuant to Section 3 hereof and
(ii) February 14, 2002 for all other purposes under this Partnership Unit Designation.

            "Material Event" shall mean any of the events specified in Section 13, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

            "Parent" shall mean Shelbourne Properties I, Inc.

            "Partnership Agreement" shall have the meaning set forth in the recitals of this Amended and Restated Partnership Unit Designation.

            "Partnership Common Units" shall mean the "OP Units" as defined in the Partnership Agreement, other than the Series A Preferred Units and any other Units designated as Partnership Preferred Units.

            "Partnership Junior Unit" shall have the meaning set forth in paragraph (c) of Section 8 hereof.

            "Partnership Parity Unit" shall have the meaning set forth in paragraph (b) of Section 8 hereof.

            "Partnership Preferred Units" shall mean preferred Units of the Partnership.

            "Partnership Senior Unit" shall have the meaning set forth in paragraph (a) of Section 8 hereof.

            "Plan of Liquidation" shall mean the plan of liquidation adopted by Parent and made effective October 29, 2002.

            "Purchase Agreement" shall mean the Purchase and Contribution Agreement, dated as of February 14, 2002, to which the Partnership is a party.

            "Set apart for payment" shall be deemed to include for all Partnership Units (i) the recording by the Partnership in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of a distribution by the General Partner, the allocation of funds to be so paid on any series or class of Partnership Units, and (ii) placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

            "Shelbourne Management" shall mean Shelbourne Management Company
LLC.

            "Unmatured Material Event" means either of the events specified in
Section 13, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

            Section 3. Distributions.

                  (a) Subject to the priority rights of any Partnership Senior Units, the Holders of Class A Units shall be entitled to receive, on each Distribution Payment Date, distributions payable in cash, in an amount equal to the Distribution Rate of the Base Amount per Class A Units plus the amount of any distributions payable pursuant to Section 13 hereof. Distributions on the Class A Units are cumulative from the most recent Distribution Payment Date on which distributions have been paid (or, with respect to the first distribution, from December 31, 2002). Each such distribution shall be payable in arrears, commencing on the first Distribution Payment Date after December 31, 2002, to the Holders of the Class A Units, as they appear on the records of the Partnership, at the close of business on the applicable record date, which shall be not more than 30 days preceding the applicable Distribution Payment Date (the "Distribution Payment Record Date"), as shall be fixed by the General Partner. Accrued and unpaid distributions for any past Distribution Periods may be authorized and paid at any time, without reference to any regular Distribution Payment Record Date, to the Holders of the Class A Preferred Units on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the General Partner.

                  (b) The amount of distributions payable for the initial Distribution Period, or any other period shorter or longer than a full Distribution Period, on the Class A Units shall be computed on the basis of twelve 30-day months and a 360-day year. Except as provided herein, no interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Class A Units that may be in arrears.

                  (c) So long as any Class A Units are outstanding, no distributions, except as described in the immediately following sentence, shall be authorized and declared or paid or set apart for payment on any series or class or classes of Partnership Parity Units for any period unless full cumulative distributions have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for such payment on the Class A Units for all Distribution Periods terminating on or prior to the most recent Distribution Payment Date on such class or series of Partnership Parity Units. When distributions are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all distributions authorized upon Class A Units and all distributions authorized upon any other series or class or classes of Partnership Parity Units shall be authorized and made ratably in proportion to the respective amounts of distributions accumulated and unpaid on the Class A Units and such Partnership Parity Units.

                  (d) So long as any Class A Units are outstanding, no distributions (other than distributions that are required in order to maintain the qualification of Parent as a real estate investment trust within the meaning of section 856(a) of the Code or that are paid solely in, or options, warrants or rights to subscribe for or purchase, Partnership Junior Units) shall be authorized and declared or paid or set apart for payment or other distribution authorized or made upon Partnership Junior Units, nor shall any Partnership Junior Units be redeemed, purchased or otherwise acquired (other than redemptions, purchases or other acquisitions that are required in order to maintain the qualification of Parent as a real estate investment trust within the meaning of section 856(a) of the Code or that are paid solely in, or options, warrants or rights to subscribe for or purchase, Partnership Junior Units), for any consideration (or any moneys to be paid to or made available for a sinking fund for the redemption of any Partnership Junior Units) by the Partnership (other than payments in order to enable Parent to pay organizational, accounting, legal, administrative and reporting expenses and other fees and expenses in connection with the operations of Parent as a public company and as a real estate investment trust within the meaning of Section 856(a) of the Code), unless in each case (i) the full cumulative distributions on all outstanding Class A Units and any other Partnership Parity Units shall have been paid or set apart for payment for all past Distribution Periods with respect to the Class A Units and all past distribution periods with respect to such Partnership Parity Units and (ii) sufficient funds shall have been paid or set apart for the payment of the distribution for the current Distribution Period with respect to the Class A Units and any Partnership Parity Units.

                  (e) Notwithstanding anything to the contrary in the preceding provisions of this Section 3, all cash flow and proceeds from any New Property (as defined in the Agreement) shall be distributed to the Holders of the Class A Units in proportion to the numbers of Class A Units held by such Holders.

            Section 4. No Liquidation Preference. Until the Complete Redemption (as defined in the Agreement), the Class A Units shall not be entitled to any liquidation preference or other payment upon the liquidation, dissolution or winding up of the Partnership, apart from distributions as provided in the Agreement or in Section 3 hereof.

            Section 5. No Conversion Rights. Holders of Class A Unit shall not have the right to convert any portion of such units into Partnership Common Units, Common Shares or any other securities.

            Section 6. No Redemption Right. The Class A Units shall not be redeemable either at the election of the Holder or the Partnership, except that the Partnership may retire the Class A Units following their reacquisition pursuant to Section 4(a) of the Agreement.

            Section 7. Allocations.

                  (a) To the extent permitted by Treasury Regulation 1.752-3(a)(3), any "excess nonrecourse liabilities" (as defined in said Treasury Regulation) attributable to (i) the ACCOR Property, for the period that it is a Restricted Asset (as such terms are defined in the Agreement), and (ii) from and after the closing of the New Transaction and the acquisition of the New Property subject to the New Indebtedness (as such terms are defined in the Agreement), the New Property, shall be allocated to the Holders of Class A Units.

                  (b) For each calendar year for which an election is made in accordance with this Section 7(b), Holders of Class A Units shall be allocated all income and deductions attributable to (i) the ACCOR Property, for the period that is a Restricted Asset, and (ii) from and after the closing of the New Transaction and the acquisition of the New Property subject to the New Indebtedness, the New Property. The election referred to in the immediately preceding sentence shall be made by not later than December 31st of the applicable calendar year, by delivery by Shelbourne Management to each of the Partnership (on behalf of all Holders of Class A Units), Shelbourne Properties II, L.P. (on behalf of all holders of Class A Units therein) and Shelbourne Properties I, L.P. (on behalf of all holders of Class A Units therein) of written notice electing such allocation for such calendar year.

            Section 8. Ranking. Any class or series of Units shall be deemed to rank:

                  (a) senior to the Class A Units, as to the payment of distributions or as to the distribution of assets upon liquidation, dissolution or winding up, if the holders of such Units shall be entitled to receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the Holders of Class A Preferred Units ("Partnership Senior Units");

                  (b) on a parity with the Class A Preferred Units, as to the payment of distributions and as to the distribution of assets upon liquidation, dissolution or winding up, whether or not the distribution rates, distribution payment dates or redemption or liquidation prices per Unit thereof are different from those of the Class A Preferred Units, if the holders of such class or series of Units and the Class A Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid distributions per Unit or liquidation preferences, without preference or priority one over the other ("Partnership Parity Units"); and

                  (c) subject to Section 3(d), junior to the Class A Preferred Units, as to the payment of distributions or as to the distribution of assets upon liquidation, dissolution or winding up, if they are Partnership Common Units or the Holders of Class A Preferred Units shall be entitled to receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the Holders of Partnership Units of such class or series, and such class or series shall not in either case rank prior to the Class A Preferred Units ("Partnership Junior Units").

            Section 9. Voting.

                  (a) Except as otherwise set forth herein or in the Partnership Agreement, the Class A Units shall not have any relative, participating, optional or other special voting rights and powers, and the consent of the Holders thereof shall not be required for the taking of any partnership action. Notwithstanding anything to the contrary contained in the Partnership Agreement, this Amended and Restated Partnership Unit Designation shall not be amended without the consent of 66-2/3% of the votes entitled to be cast by the Holders of Class A Units at the time outstanding.

                  (b) For any matter requiring a vote of the Holders of the Class A Units, each Class A Unit shall have one vote per share, except that when any other series of Partnership Preferred Units shall have the right to vote with the Class A Units as a single class on any matter, then the Class A Units and such other series shall have with respect to such matters one vote per $1,000 of stated liquidation preference (or, with respect to Class A Units, the Base Amount with respect to such Class A Units).

                  (c) As a condition of becoming a Holder of Class A Units, each Holder of Class A Units hereby irrevocably appoints Shelbourne Management (or whenever there is more than one Holder of Class A Units, and Shelbourne Management is no longer a Holder of Class A Units, Presidio Capital Investment Company, LLC ("PCIC")) as its sole and exclusive attorney in fact, which shall be coupled with an interest, to take all actions on behalf of and in the name of such Holder under the Agreement. Each Holder of Class A Units acknowledges and agrees that it shall have no cause of action or recourse against any person (other than Shelbourne Management (or PCIC, if applicable)) for any action or failure to act by Shelbourne Management (or PCIC, if applicable) under the Agreement, and that the Partnership and any person claiming by, through or under the Partnership shall be entitled to indemnification, out of any and all amounts otherwise distributable to the Holders of Class A Units, against all costs and expenses incurred in defending against any claims asserted by a Holder of a Class A Unit in violation of this Section 9(c).

            Section 10. Record Holders. The General Partner may deem and treat the record holder (the "Holder") of any Class A Units as the true and lawful owner thereof for all purposes, and the General Partner shall not be affected by any notice to the contrary.

            Section 11. Negative Covenants. So long as any Class A Units remain outstanding, none of Parent, the General Partner or the Partnership shall, without the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the Holders of Class A Units at the time outstanding, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose (an "Affirmative Vote"):

                  (a) Limitation on Issuing Preferred Equity. Issue any Capital Interests in the Partnership constituting either Partnership Senior Units or Partnership Parity Units.

                  (b) Limitation on Fundamental Changes. Consolidate or merge with any other Person, sell, convey, assign, transfer, lease or otherwise dispose of all or substantially all its properties and assets as an entirety in one transaction or a series of transactions to any Person (any such transaction, a "Fundamental Change"), except that (i) Parent may liquidate under the Plan of Liquidation and the Partnership may distribute assets as provided in the Agreement, provided in each case that all required distributions to the Holders of the Class A Units are made as provided herein, and (ii) Parent may make any other Fundamental Change if, with respect to such other Fundamental Change (x) either (i) Parent shall be the continuing corporation or (ii) such Person shall be a corporation, partnership or trust organized and validly existing under the laws of the United States or any State thereof or the District of Columbia, (y) such transaction shall not cause a Material Event to exist and (z) such transaction is not reasonably likely to adversely affect the tax position of the Holders of the Class A Preferred Units.

                  (c) Limitation on Modifications of Agreements. Amend, supplement, terminate, waive or otherwise modify this Amended and Restated Partnership Unit Designation or amend, supplement, terminate, waive or otherwise modify in any material respect the provisions of the Governing Documents of Parent, the General Partner or the Partnership (1) if such action would cause a Material Event to exist or (2) if such amendment or other action directly and materially adversely affects the voting powers, transferability, economic rights, limitations on liability, tax position or preferences, or increase the obligations, of the Holders of the Class A Units; provided, however, that (i) the amendment of the provisions of the Partnership Agreement so as to authorize or create, or to increase the authorized amount of, any Partnership Junior Units shall not be deemed to adversely affect the voting powers, transferability, economic rights, limitations on liability, tax position or preferences, or increase the obligations, of the Holders of Class A Units and (ii) any filing with the Secretary of State of the State of Delaware by Parent in connection with a merger, consolidation or sale of all or substantially all of the assets of Parent (subject to the limitations contained in paragraph (b) of this Section 11 hereof and compliance with the other provisions of this Amended and Restated Partnership Unit Designation) which do not alter the terms of this Partnership Unit Designation shall not be deemed to be an amendment, alteration or repeal of any of the provisions of the Governing Documents of Parent.

                  (d) No Other Assets Owned by General Partner. Allow the General Partner to own any assets other than the Partnership Common Units or preferred units of the Partnership, or allow the General Partner to sell, transfer, pledge or otherwise encumber the Partnership Common Units or preferred units of the Partnership owned by the General Partner.

                  (e) Liquidation of General Partner. Allow Parent or the General Partner to liquidate, dissolve or wind up at any time except in accordance with the Plan of Liquidation and the Agreement.

                  (f) Investment Company Act. Make or restructure any Investment which would result in any of Parent, the General Partner or the Partnership being an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                  (g) REOC Status. Allow the Partnership to lose its status as an "operating company" under U. S. Department of Labor Regulation Section 2510.3-101, 29 C.F.R. ss.2550.3-101.

                  (h) Non-Publicly Traded Partnership. Take any action which results in the Partnership becoming a "publicly traded partnership" for purposes of Section 7704 of the Code.

            Section 12. Notices and Reporting.

                  (a) The Partnership shall deliver to the Holders of the Class A Units all reports and statements required to be delivered under Section 9.3 of the Partnership Agreement.

                  (b) The Partnership shall promptly give notice to the Holders of the Class A Units of the occurrence of any Unmatured Material Event or a Material Event.

                  (c) Officer's Certificate. Each notice pursuant to Section 11(b) shall be accompanied by a statement of an officer of the General Partner setting forth details of the occurrence referred to therein and stating what action Parent, the Partnership or the General Partner, as applicable, proposes to take with respect thereto.

            Section 13. Material Events. If any of the following events shall occur and be continuing:

                  (a) If any quarterly distributions payable on the Class A Preferred Stock shall not be paid in full when due, whether or not earned or declared (a "Distribution Nonpayment Event");

                  (b) Parent, the General Partner or the Partnership shall fail to observe or perform of any other agreement contained in this Partnership Unit Designation, other than a failure caused by Shelbourne Management in its capacity as the managing member of Shelbourne JV LLC, and such failure shall continue unremedied for a period of 30 days after notice from any Holders of Class A Units; or

                  (c) The General Partner ceases to be the sole general partner of the Partnership,

then, and in any such event, the then applicable Distribution Rate shall be increased by 2.5% per annum for the period during which such Material Event continues (which increased rate shall also be payable on accumulated and unpaid distributions); provided, that, during the continuance of a Distribution Nonpayment Event, the Distribution Rate shall be adjusted to reflect compounding through the date on which the distribution to which such Distribution Nonpayment Event relates is paid, with the compounding to be calculated as if the Liquidation Preference had been increased by the amount of such distribution as of the date on which such Distribution Nonpayment Event occurred (or, if such distribution shall remain unpaid through successive Distribution Periods, on such successive Distribution Dates) and with any distribution that is made after its required Distribution Date being deemed to be in respect of the earliest Dividend Date for which distributions shall not have been paid in full.

            Section 14. Parent and General Partner Limitations.

                  (a) So long as any Class A Preferred Units are outstanding, no distributions (other than distributions that are required in order to maintain the qualification of Parent as a real estate investment trust within the meaning of section 856(a) of the Code or that are paid solely in Common Shares of, or options, warrants or rights to subscribe for or purchase Common Shares) shall be authorized and declared or paid or set apart for payment or other distribution or dividend authorized or made upon Common Shares, nor shall any Common Shares be redeemed, purchased or otherwise acquired (other than redemptions, purchases or other acquisitions that are required in order to maintain the qualification of Parent as a real estate investment trust within the meaning of section 856(a) of the Code or that are paid solely in Common Shares of, or options, warrants or rights to subscribe for or purchase Common Shares), for any consideration (or any moneys to be paid to or made available for a sinking fund for the redemption of any such Common Shares) by Parent (other than payments in order to enable Parent to pay organizational, accounting, legal, administrative and reporting expenses and other fees and expenses in connection with the operations of Parent as a public company and as a real estate investment trust within the meaning of section 856(a) of the Code), unless in each case (i) the full cumulative distributions on all outstanding Class A Units and any other Partnership Parity Units shall have been paid or set apart for payment for all past Distribution Periods with respect to the Class A Units and all past distribution periods with respect to such Partnership Parity Units and (ii) sufficient funds shall have been paid or set apart for the payment of the distribution for the current Distribution Period with respect to the Class A Units and any Partnership Parity Units.

                  (b) In the event of any liquidation, dissolution or winding up of Parent or the General Partner, whether voluntary or involuntary, before any payment or distribution of the assets of Parent or the General Partner (whether capital or surplus) shall be made to or set apart for the holders of Common Shares, the Holders of Class A Preferred Units shall be entitled to receive all distributions (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to such shareholder. If, upon any such liquidation, dissolution or winding up of Parent or the General Partner, the assets of Parent or the General Partner, or proceeds thereof, distributable among the Holders of Class A Units shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Partnership Parity Units, then such assets, or the proceeds thereof, shall be distributed among the Holders of such Class A Units and any such other Partnership Parity Units ratably in accordance with the respective amounts that would be payable on such Class A Units and any such other Partnership Parity Units if all amounts payable thereon were paid in full.

            Section 15. REIT Qualification. No provision in this Amended and Restated Partnership Units Designation shall be construed or interpreted in a manner that would adversely affect the qualification of Parent as a real estate investment trust within the meaning of section 856(a) of the Code.

            Section 16. REIT Liquidation. Notwithstanding anything to the contrary contained in this Amended and Restated Partnership Unit Designation, the Partnership, the General Partner and the Parent may take any action required or permitted by the Agreement, and any such action shall not be a Material Event hereunder. In the event of any inconsistency between the provisions of the Agreement and this Amended and Restated Partnership Unit Designation, the provisions of the Agreement shall control.

            Section 17. Additional Capital Contributions. As a condition of becoming a Holder of Class A Units, each Holder of Class A Units, together with Shelbourne Management, shall be jointly and severally liable to make the capital contributions called for by Section 9(b) of the Agreement if, as and when such capital contributions are required to be made. If the capital contributions required by Section 11 of the Agreement are not timely made, the election made pursuant to Section 7(b) for the immediately preceding calendar year shall be deemed null and void.

            SECOND: This Amended and Restated Partnership Unit Designation has been approved by the General Partner, both in its individual capacity and in its capacity as General Partner of the Partnership.

            THIRD: The undersigned acknowledges that this Amended and Restated Partnership Unit Designation to be the corporate act of the General Partner, as general partner of the Partnership and in its individual capacity and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his or her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury. Each of Parent and the General Partner, in its individual capacity, is executing and delivering this Amended and Restated Partnership Unit Designation to confirm each of its covenants and other obligations hereunder (including, without limitation, under Section 14 hereof) and its agreement to be personally bound hereby.

            FOURTH: Shelbourne Management, by executing and delivering this Amended and Restated Partnership Unit Designation, acknowledges and confirms that all distributions required to have been made by the Partnership to the holders of the 5% Class A Preferred Partnership Units under the Partnership Unit Designation through December 31, 2002 have been made and, to the best of its knowledge, information and belief, there is no default thereunder as of the date hereof.

            IN WITNESS WHEREOF, each of Parent and the General Partner has executed this Amended and Restated Partnership Unit Designation in its individual capacity and the General Partner has executed this Amended and Restated Partnership Unit Designation in its capacity as the sole General Partner of the Partnership on this 15th day of January, 2003.

                                    SHELBOURNE PROPERTIES I GP, LLC,
                                    INDIVIDUALLY AND AS GENERAL PARTNER

                                    BY: SHELBOURNE PROPERTIES I, INC.,
                                        its sole member

                                    By: /s/ Peter Braverman
                                        ----------------------------------------
                                    Name: Peter Braverman
                                    Title:  Executive Vice President


                                    SHELBOURNE PROPERTIES I, INC., INDIVIDUALLY

                                    By: /s/ Peter Braverman
                                        ----------------------------------------
                                    Name: Peter Braverman
                                    Title:  Executive Vice President


                                    Solely for purposes of acknowledging Article
                                    FOURTH:

                                    SHELBOURNE MANAGEMENT COMPANY LLC

                                    By: PRESIDIO CAPITAL INVESTMENT COMPANY,
                                        LLC, its Sole Member

                                    By: /s/ Steven B. Kauff
                                        ----------------------------------------
                                    Name: Steven B. Kauff
                                    Title:  Authorized Signatory

                                                                     EXHIBIT E-2

                         SHELBOURNE PROPERTIES II, L.P.

                              AMENDED AND RESTATED
                       PARTNERSHIP UNIT DESIGNATION OF THE
                       CLASS A PREFERRED PARTNERSHIP UNITS

                     5% CLASS A PREFERRED PARTNERSHIP UNITS
                           (NO LIQUIDATION PREFERENCE)

               (FORMERLY, 5% CLASS A PREFERRED PARTNERSHIP UNITS,
                     LIQUIDATION PREFERENCE $1,000 PER UNIT)

            WHEREAS, under a power contained in Section 4.2 of the Second Amended and Restated Agreement of Limited Partnership of Shelbourne Properties II, L.P., a Delaware limited partnership (the "Partnership"), dated as of April 16, 2001 (as amended from time to time, the "Partnership Agreement"), Shelbourne Properties II GP, LLC, a Delaware limited liability company (the "General Partner"), as the general partner of the Partnership, by a resolution of the Board of Directors of the sole member of the General Partner, dated February 14, 2002, classified and designated 1,015.148 units as 5% Class A Preferred Partnership Units, liquidation preference $1,000 per unit, with the preferences, voting powers, restrictions, limitations as to distributions, qualifications, terms and conditions of redemption and other rights set forth in a Partnership Unit Designation with respect thereto, dated February 14, 2002 (the "Partnership Unit Designation");

            WHEREAS, the holders of the 5% Class A Preferred Partnership Units and the Partnership have agreed to redesignate the 5% Class A Preferred Partnership Units as "5% Class A Preferred Partnership Units (no liquidation preference)" and to amend and restate the Partnership Unit Designation to reflect the preferences, voting powers, restrictions, limitations as to distributions, qualifications, terms and conditions of redemption and other rights of such redesignated class; and

            WHEREAS, this Amended and Restated Partnership Unit Designation shall become effective upon the effectiveness of the Agreement (as hereinafter defined).

            NOW THEREFORE, the Partnership hereby certifies as follows:

            FIRST: Under a power contained in Section 4.2 of the Partnership Agreement, the General Partner, by a resolution of the sole member of the Board of Directors of the General Partner, dated January 6, 2003, classified and redesignated the 1,015.148 units of Class A Preferred Partnership Units, liquidation preference $1,000 per unit, as "Class A Preferred Partnership Units (no liquidation preference)" with the following preferences, voting powers, restrictions, limitations as to distributions, qualifications, terms and conditions of redemption and other rights. This Amended and Restated Partnership Unit Designation shall be attached, made an exhibit to, and made a part of, the Partnership Agreement and shall be deemed for all purposes an amendment of the Partnership Agreement.

            Section 1. Redesignation. The class of Partnership Preferred Units heretofore designated as "5% Class A Preferred Partnership Units, liquidation preference $1,000 per unit" (the "Class A Preferred Units"), shall hereafter be designated as "5% Class A Preferred Partnership Units (no liquidation preference)" (the "Class A Units"). The holders of 1,015.148 units constituting such class shall no longer be afforded any rights as holders of Class A Preferred Units and shall hereafter be afforded only the rights set forth in this Amended and Restated Partnership Unit Designation with respect to such units. The Class A Units shall be limited partnership interests in the Partnership.

            Section 2. Definitions. Terms defined in the Partnership Agreement and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Partnership Agreement and the following terms shall have the meanings indicated:

            "Affirmative Vote" shall have the meaning set forth in Section 11 hereof.

            "Agreement" shall mean the Agreement, dated the date hereof, by and among the Partnership, Parent, Shelbourne Management Company LLC, and certain other parties.

            "Amended and Restated Partnership Unit Designation" shall mean this Amended and Restated Partnership Unit Designation, as the same may be amended or modified from time to time in accordance with the terms hereof.

            "Base Amount" shall mean $1,000 per unit.

            "Capital Interests" shall mean any shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all units or interests, participations (however designated) or other equivalents of a partnership and any and all equivalent ownership interests in a Person (other than a partnership or a corporation) and any and all warrants or options to purchase any of the foregoing.

            "Class A Preferred Units" shall have the meaning set forth in
Section 1 hereof.

            "Class A Units" shall have the meaning set forth in Section 1 hereof.

            "Common Shares" shall mean the common shares, par value $.01 per share (or any equivalent thereof), of Shelbourne Properties II, Inc.

            "Distribution Nonpayment Event" shall have the meaning set forth in paragraph (a) of Section 13.

            "Distribution Payment Date" shall mean the first calendar day of January, April, July and October, in each year, commencing with the first of such calendar months occurring after the Issue Date; provided, however, that if any Distribution Payment Date falls on any day other than a Business Day, the distribution due on such Distribution Payment Date shall be paid on the first Business Day immediately following such Distribution Payment Date.

            "Distribution Payment Record Date" shall have the meaning set forth in paragraph (a) of Section 3 hereof.

            "Distribution Periods" shall mean quarterly distribution periods commencing on January 1, April 1, July 1 and October 1 of each year (other than the initial Distribution Period, which shall commence on the Issue Date) and ending on and including the day preceding the first day of the next succeeding Distribution Period.

            "Distribution Rate" shall mean 5% per annum.

            "Fundamental Change" shall have the meaning set forth in paragraph
(b) of Section 11 hereof.

            "General Partner" shall have the meaning set forth in the recitals of this Amended and Restated Partnership Unit Designation.

            "Governing Documents" as to any Person, shall mean its articles or certificate of incorporation and by-laws, its partnership agreement, its certificate of formation and operating agreement, and/or the other organizational or governing documents of such Person.

            "Holder" shall have the meaning set forth in Section 10 hereof.

            "Issue Date" shall mean (i) the date of original issuance of a Class A Preferred Unit when used with reference to the accrual and payment of distributions as to such Class A Preferred Unit pursuant to Section 3 hereof and
(ii) February 14, 2002 for all other purposes under this Partnership Unit Designation.

            "Material Event" shall mean any of the events specified in Section 13, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

            "Parent" shall mean Shelbourne Properties II, Inc.

            "Partnership Agreement" shall have the meaning set forth in the recitals of this Amended and Restated Partnership Unit Designation.

            "Partnership Common Units" shall mean the "OP Units" as defined in the Partnership Agreement, other than the Series A Preferred Units and any other Units designated as Partnership Preferred Units.

            "Partnership Junior Unit" shall have the meaning set forth in paragraph (c) of Section 8 hereof.

            "Partnership Parity Unit" shall have the meaning set forth in paragraph (b) of Section 8 hereof.

            "Partnership Preferred Units" shall mean preferred Units of the Partnership.

            "Partnership Senior Unit" shall have the meaning set forth in paragraph (a) of Section 8 hereof.

            "Plan of Liquidation" shall mean the plan of liquidation adopted by Parent and made effective October 29, 2002.

            "Purchase Agreement" shall mean the Purchase and Contribution Agreement, dated as of February 14, 2002, to which the Partnership is a party.

            "Set apart for payment" shall be deemed to include for all Partnership Units (i) the recording by the Partnership in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of a distribution by the General Partner, the allocation of funds to be so paid on any series or class of Partnership Units, and (ii) placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

            "Shelbourne Management" shall mean Shelbourne Management Company
LLC.

            "Unmatured Material Event" means either of the events specified in
Section 13, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

            Section 3. Distributions.

                  (a) Subject to the priority rights of any Partnership Senior Units, the Holders of Class A Units shall be entitled to receive, on each Distribution Payment Date, distributions payable in cash, in an amount equal to the Distribution Rate of the Base Amount per Class A Units plus the amount of any distributions payable pursuant to Section 13 hereof. Distributions on the Class A Units are cumulative from the most recent Distribution Payment Date on which distributions have been paid (or, with respect to the first distribution, from December 31, 2002). Each such distribution shall be payable in arrears, commencing on the first Distribution Payment Date after December 31, 2002, to the Holders of the Class A Units, as they appear on the records of the Partnership, at the close of business on the applicable record date, which shall be not more than 30 days preceding the applicable Distribution Payment Date (the "Distribution Payment Record Date"), as shall be fixed by the General Partner. Accrued and unpaid distributions for any past Distribution Periods may be authorized and paid at any time, without reference to any regular Distribution Payment Record Date, to the Holders of the Class A Preferred Units on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the General Partner.

                  (b) The amount of distributions payable for the initial Distribution Period, or any other period shorter or longer than a full Distribution Period, on the Class A Units shall be computed on the basis of twelve 30-day months and a 360-day year. Except as provided herein, no interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Class A Units that may be in arrears.

                  (c) So long as any Class A Units are outstanding, no distributions, except as described in the immediately following sentence, shall be authorized and declared or paid or set apart for payment on any series or class or classes of Partnership Parity Units for any period unless full cumulative distributions have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for such payment on the Class A Units for all Distribution Periods terminating on or prior to the most recent Distribution Payment Date on such class or series of Partnership Parity Units. When distributions are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all distributions authorized upon Class A Units and all distributions authorized upon any other series or class or classes of Partnership Parity Units shall be authorized and made ratably in proportion to the respective amounts of distributions accumulated and unpaid on the Class A Units and such Partnership Parity Units.

                  (d) So long as any Class A Units are outstanding, no distributions (other than distributions that are required in order to maintain the qualification of Parent as a real estate investment trust within the meaning of section 856(a) of the Code or that are paid solely in, or options, warrants or rights to subscribe for or purchase, Partnership Junior Units) shall be authorized and declared or paid or set apart for payment or other distribution authorized or made upon Partnership Junior Units, nor shall any Partnership Junior Units be redeemed, purchased or otherwise acquired (other than redemptions, purchases or other acquisitions that are required in order to maintain the qualification of Parent as a real estate investment trust within the meaning of section 856(a) of the Code or that are paid solely in, or options, warrants or rights to subscribe for or purchase, Partnership Junior Units), for any consideration (or any moneys to be paid to or made available for a sinking fund for the redemption of any Partnership Junior Units) by the Partnership (other than payments in order to enable Parent to pay organizational, accounting, legal, administrative and reporting expenses and other fees and expenses in connection with the operations of Parent as a public company and as a real estate investment trust within the meaning of Section 856(a) of the Code), unless in each case (i) the full cumulative distributions on all outstanding Class A Units and any other Partnership Parity Units shall have been paid or set apart for payment for all past Distribution Periods with respect to the Class A Units and all past distribution periods with respect to such Partnership Parity Units and (ii) sufficient funds shall have been paid or set apart for the payment of the distribution for the current Distribution Period with respect to the Class A Units and any Partnership Parity Units.

                  (e) Notwithstanding anything to the contrary in the preceding provisions of this Section 3, all cash flow and proceeds from any New Property (as defined in the Agreement) shall be distributed to the Holders of the Class A Units in proportion to the numbers of Class A Units held by such Holders.

            Section 4. No Liquidation Preference. Until the Complete Redemption (as defined in the Agreement), the Class A Units shall not be entitled to any liquidation preference or other payment upon the liquidation, dissolution or winding up of the Partnership, apart from distributions as provided in the Agreement or in Section 3 hereof.

            Section 5. No Conversion Rights. Holders of Class A Unit shall not have the right to convert any portion of such units into Partnership Common Units, Common Shares or any other securities.

            Section 6. No Redemption Right. The Class A Units shall not be redeemable either at the election of the Holder or the Partnership, except that the Partnership may retire the Class A Units following their reacquisition pursuant to Section 4(a) of the Agreement.

            Section 7. Allocations.

                  (a) To the extent permitted by Treasury Regulation 1.752-3(a)(3), any "excess nonrecourse liabilities" (as defined in said Treasury Regulation) attributable to (i) the ACCOR Property, for the period that it is a Restricted Asset (as such terms are defined in the Agreement), and (ii) from and after the closing of the New Transaction and the acquisition of the New Property subject to the New Indebtedness (as such terms are defined in the Agreement), the New Property, shall be allocated to the Holders of Class A Units.

                  (b) For each calendar year for which an election is made in accordance with this Section 7(b), Holders of Class A Units shall be allocated all income and deductions attributable to (i) the ACCOR Property, for the period that is a Restricted Asset, and (ii) from and after the closing of the New Transaction and the acquisition of the New Property subject to the New Indebtedness, the New Property. The election referred to in the immediately preceding sentence shall be made by not later than December 31st of the applicable calendar year, by delivery by Shelbourne Management to each of the Partnership (on behalf of all Holders of Class A Units), Shelbourne Properties I, L.P. (on behalf of all holders of Class A Units therein) and Shelbourne Properties III, L.P. (on behalf of all holders of Class A Units therein) of written notice electing such allocation for such calendar year.

            Section 8. Ranking. Any class or series of Units shall be deemed to rank:

                  (a) senior to the Class A Units, as to the payment of distributions or as to the distribution of assets upon liquidation, dissolution or winding up, if the holders of such Units shall be entitled to receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the Holders of Class A Preferred Units ("Partnership Senior Units");

                  (b) on a parity with the Class A Preferred Units, as to the payment of distributions and as to the distribution of assets upon liquidation, dissolution or winding up, whether or not the distribution rates, distribution payment dates or redemption or liquidation prices per Unit thereof are different from those of the Class A Preferred Units, if the holders of such class or series of Units and the Class A Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid distributions per Unit or liquidation preferences, without preference or priority one over the other ("Partnership Parity Units"); and

                  (c) subject to Section 3(d), junior to the Class A Preferred Units, as to the payment of distributions or as to the distribution of assets upon liquidation, dissolution or winding up, if they are Partnership Common Units or the Holders of Class A Preferred Units shall be entitled to receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the Holders of Partnership Units of such class or series, and such class or series shall not in either case rank prior to the Class A Preferred Units ("Partnership Junior Units").

            Section 9. Voting.

                  (a) Except as otherwise set forth herein or in the Partnership Agreement, the Class A Units shall not have any relative, participating, optional or other special voting rights and powers, and the consent of the Holders thereof shall not be required for the taking of any partnership action. Notwithstanding anything to the contrary contained in the Partnership Agreement, this Amended and Restated Partnership Unit Designation shall not be amended without the consent of 66-2/3% of the votes entitled to be cast by the Holders of Class A Units at the time outstanding.

                  (b) For any matter requiring a vote of the Holders of the Class A Units, each Class A Unit shall have one vote per share, except that when any other series of Partnership Preferred Units shall have the right to vote with the Class A Units as a single class on any matter, then the Class A Units and such other series shall have with respect to such matters one vote per $1,000 of stated liquidation preference (or, with respect to Class A Units, the Base Amount with respect to such Class A Units).

                  (c) As a condition of becoming a Holder of Class A Units, each Holder of Class A Units hereby irrevocably appoints Shelbourne Management (or whenever there is more than one Holder of Class A Units, and Shelbourne Management is no longer a Holder of Class A Units, Presidio Capital Investment Company, LLC ("PCIC")) as its sole and exclusive attorney in fact, which shall be coupled with an interest, to take all actions on behalf of and in the name of such Holder under the Agreement. Each Holder of Class A Units acknowledges and agrees that it shall have no cause of action or recourse against any person (other than Shelbourne Management (or PCIC, if applicable)) for any action or failure to act by Shelbourne Management (or PCIC, if applicable) under the Agreement, and that the Partnership and any person claiming by, through or under the Partnership shall be entitled to indemnification, out of any and all amounts otherwise distributable to the Holders of Class A Units, against all costs and expenses incurred in defending against any claims asserted by a Holder of a Class A Unit in violation of this Section 9(c).

            Section 10. Record Holders. The General Partner may deem and treat the record holder (the "Holder") of any Class A Units as the true and lawful owner thereof for all purposes, and the General Partner shall not be affected by any notice to the contrary.

            Section 11. Negative Covenants. So long as any Class A Units remain outstanding, none of Parent, the General Partner or the Partnership shall, without the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the Holders of Class A Units at the time outstanding, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose (an "Affirmative Vote"):

                  (a) Limitation on Issuing Preferred Equity. Issue any Capital Interests in the Partnership constituting either Partnership Senior Units or Partnership Parity Units.

                  (b) Limitation on Fundamental Changes. Consolidate or merge with any other Person, sell, convey, assign, transfer, lease or otherwise dispose of all or substantially all its properties and assets as an entirety in one transaction or a series of transactions to any Person (any such transaction, a "Fundamental Change"), except that (i) Parent may liquidate under the Plan of Liquidation and the Partnership may distribute assets as provided in the Agreement, provided in each case that all required distributions to the Holders of the Class A Units are made as provided herein, and (ii) Parent may make any other Fundamental Change if, with respect to such other Fundamental Change (x) either (i) Parent shall be the continuing corporation or (ii) such Person shall be a corporation, partnership or trust organized and validly existing under the laws of the United States or any State thereof or the District of Columbia, (y) such transaction shall not cause a Material Event to exist and (z) such transaction is not reasonably likely to adversely affect the tax position of the Holders of the Class A Preferred Units.

                  (c) Limitation on Modifications of Agreements. Amend, supplement, terminate, waive or otherwise modify this Amended and Restated Partnership Unit Designation or amend, supplement, terminate, waive or otherwise modify in any material respect the provisions of the Governing Documents of Parent, the General Partner or the Partnership (1) if such action would cause a Material Event to exist or (2) if such amendment or other action directly and materially adversely affects the voting powers, transferability, economic rights, limitations on liability, tax position or preferences, or increase the obligations, of the Holders of the Class A Units; provided, however, that (i) the amendment of the provisions of the Partnership Agreement so as to authorize or create, or to increase the authorized amount of, any Partnership Junior Units shall not be deemed to adversely affect the voting powers, transferability, economic rights, limitations on liability, tax position or preferences, or increase the obligations, of the Holders of Class A Units and (ii) any filing with the Secretary of State of the State of Delaware by Parent in connection with a merger, consolidation or sale of all or substantially all of the assets of Parent (subject to the limitations contained in paragraph (b) of this Section 11 hereof and compliance with the other provisions of this Amended and Restated Partnership Unit Designation) which do not alter the terms of this Partnership Unit Designation shall not be deemed to be an amendment, alteration or repeal of any of the provisions of the Governing Documents of Parent.

                  (d) No Other Assets Owned by General Partner. Allow the General Partner to own any assets other than the Partnership Common Units or preferred units of the Partnership, or allow the General Partner to sell, transfer, pledge or otherwise encumber the Partnership Common Units or preferred units of the Partnership owned by the General Partner.

                  (e) Liquidation of General Partner. Allow Parent or the General Partner to liquidate, dissolve or wind up at any time except in accordance with the Plan of Liquidation and the Agreement.

                  (f) Investment Company Act. Make or restructure any Investment which would result in any of Parent, the General Partner or the Partnership being an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                  (g) REOC Status. Allow the Partnership to lose its status as an "operating company" under U. S. Department of Labor Regulation Section 2510.3-101, 29 C.F.R. ss.2550.3-101.

                  (h) Non-Publicly Traded Partnership. Take any action which results in the Partnership becoming a "publicly traded partnership" for purposes of Section 7704 of the Code.

            Section 12. Notices and Reporting.

                  (a) The Partnership shall deliver to the Holders of the Class A Units all reports and statements required to be delivered under Section 9.3 of the Partnership Agreement.

                  (b) The Partnership shall promptly give notice to the Holders of the Class A Units of the occurrence of any Unmatured Material Event or a Material Event.

                  (c) Officer's Certificate. Each notice pursuant to Section 11(b) shall be accompanied by a statement of an officer of the General Partner setting forth details of the occurrence referred to therein and stating what action Parent, the Partnership or the General Partner, as applicable, proposes to take with respect thereto.

            Section 13. Material Events. If any of the following events shall occur and be continuing:

                  (a) If any quarterly distributions payable on the Class A Preferred Stock shall not be paid in full when due, whether or not earned or declared (a "Distribution Nonpayment Event");

                  (b) Parent, the General Partner or the Partnership shall fail to observe or perform of any other agreement contained in this Partnership Unit Designation, other than a failure caused by Shelbourne Management in its capacity as the managing member of Shelbourne JV LLC, and such failure shall continue unremedied for a period of 30 days after notice from any Holders of Class A Units; or

                  (c) The General Partner ceases to be the sole general partner of the Partnership,

then, and in any such event, the then applicable Distribution Rate shall be increased by 2.5% per annum for the period during which such Material Event continues (which increased rate shall also be payable on accumulated and unpaid distributions); provided, that, during the continuance of a Distribution Nonpayment Event, the Distribution Rate shall be adjusted to reflect compounding through the date on which the distribution to which such Distribution Nonpayment Event relates is paid, with the compounding to be calculated as if the Liquidation Preference had been increased by the amount of such distribution as of the date on which such Distribution Nonpayment Event occurred (or, if such distribution shall remain unpaid through successive Distribution Periods, on such successive Distribution Dates) and with any distribution that is made after its required Distribution Date being deemed to be in respect of the earliest Dividend Date for which distributions shall not have been paid in full.

            Section 14. Parent and General Partner Limitations.

                  (a) So long as any Class A Preferred Units are outstanding, no distributions (other than distributions that are required in order to maintain the qualification of Parent as a real estate investment trust within the meaning of section 856(a) of the Code or that are paid solely in Common Shares of, or options, warrants or rights to subscribe for or purchase Common Shares) shall be authorized and declared or paid or set apart for payment or other distribution or dividend authorized or made upon Common Shares, nor shall any Common Shares be redeemed, purchased or otherwise acquired (other than redemptions, purchases or other acquisitions that are required in order to maintain the qualification of Parent as a real estate investment trust within the meaning of section 856(a) of the Code or that are paid solely in Common Shares of, or options, warrants or rights to subscribe for or purchase Common Shares), for any consideration (or any moneys to be paid to or made available for a sinking fund for the redemption of any such Common Shares) by Parent (other than payments in order to enable Parent to pay organizational, accounting, legal, administrative and reporting expenses and other fees and expenses in connection with the operations of Parent as a public company and as a real estate investment trust within the meaning of section 856(a) of the Code), unless in each case (i) the full cumulative distributions on all outstanding Class A Units and any other Partnership Parity Units shall have been paid or set apart for payment for all past Distribution Periods with respect to the Class A Units and all past distribution periods with respect to such Partnership Parity Units and (ii) sufficient funds shall have been paid or set apart for the payment of the distribution for the current Distribution Period with respect to the Class A Units and any Partnership Parity Units.

                  (b) In the event of any liquidation, dissolution or winding up of Parent or the General Partner, whether voluntary or involuntary, before any payment or distribution of the assets of Parent or the General Partner (whether capital or surplus) shall be made to or set apart for the holders of Common Shares, the Holders of Class A Preferred Units shall be entitled to receive all distributions (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to such shareholder. If, upon any such liquidation, dissolution or winding up of Parent or the General Partner, the assets of Parent or the General Partner, or proceeds thereof, distributable among the Holders of Class A Units shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Partnership Parity Units, then such assets, or the proceeds thereof, shall be distributed among the Holders of such Class A Units and any such other Partnership Parity Units ratably in accordance with the respective amounts that would be payable on such Class A Units and any such other Partnership Parity Units if all amounts payable thereon were paid in full.

            Section 15. REIT Qualification. No provision in this Amended and Restated Partnership Units Designation shall be construed or interpreted in a manner that would adversely affect the qualification of Parent as a real estate investment trust within the meaning of section 856(a) of the Code.

            Section 16. REIT Liquidation. Notwithstanding anything to the contrary contained in this Amended and Restated Partnership Unit Designation, the Partnership, the General Partner and the Parent may take any action required or permitted by the Agreement, and any such action shall not be a Material Event hereunder. In the event of any inconsistency between the provisions of the Agreement and this Amended and Restated Partnership Unit Designation, the provisions of the Agreement shall control.

            Section 17. Additional Capital Contributions. As a condition of becoming a Holder of Class A Units, each Holder of Class A Units, together with Shelbourne Management, shall be jointly and severally liable to make the capital contributions called for by Section 9(b) of the Agreement if, as and when such capital contributions are required to be made. If the capital contributions required by Section 11 of the Agreement are not timely made, the election made pursuant to Section 7(b) for the immediately preceding calendar year shall be deemed null and void.

            SECOND: This Amended and Restated Partnership Unit Designation has been approved by the General Partner, both in its individual capacity and in its capacity as General Partner of the Partnership.

            THIRD: The undersigned acknowledges that this Amended and Restated Partnership Unit Designation to be the corporate act of the General Partner, as general partner of the Partnership and in its individual capacity and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his or her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury. Each of Parent and the General Partner, in its individual capacity, is executing and delivering this Amended and Restated Partnership Unit Designation to confirm each of its covenants and other obligations hereunder (including, without limitation, under Section 14 hereof) and its agreement to be personally bound hereby.

            FOURTH: Shelbourne Management, by executing and delivering this Amended and Restated Partnership Unit Designation, acknowledges and confirms that all distributions required to have been made by the Partnership to the holders of the 5% Class A Preferred Partnership Units under the Partnership Unit Designation through December 31, 2002 have been made and, to the best of its knowledge, information and belief, there is no default thereunder as of the date hereof.

            IN WITNESS WHEREOF, each of Parent and the General Partner has executed this Amended and Restated Partnership Unit Designation in its individual capacity and the General Partner has executed this Amended and Restated Partnership Unit Designation in its capacity as the sole General Partner of the Partnership on this 15th day of January, 2003.

                                    SHELBOURNE PROPERTIES II GP, LLC,
                                    INDIVIDUALLY AND AS GENERAL PARTNER

                                    BY: SHELBOURNE PROPERTIES II, INC.,
                                        its Sole Member

                                    By: /s/ Peter Braverman
                                        ----------------------------------------
                                    Name: Peter Braverman
                                    Title: Executive Vice President


                                    SHELBOURNE PROPERTIES II, INC., INDIVIDUALLY

                                    By: /s/ Peter Braverman
                                        ----------------------------------------
                                    Name: Peter Braverman
                                    Title: Executive Vice President

                                    Solely for purposes of acknowledging Article
                                    FOURTH:


                                    SHELBOURNE MANAGEMENT COMPANY LLC

                                    By:  PRESIDIO CAPITAL INVESTMENT COMPANY,
                                         LLC, its Sole Member

                                    By:  /s/ Steven B. Kauff
                                        ----------------------------------------
                                    Name: Steven B. Kauff
                                    Title: Authorized Signatory

                                                                     EXHIBIT E-3

                         SHELBOURNE PROPERTIES III, L.P.

                              AMENDED AND RESTATED
                       PARTNERSHIP UNIT DESIGNATION OF THE
                       CLASS A PREFERRED PARTNERSHIP UNITS

                     5% CLASS A PREFERRED PARTNERSHIP UNITS
                           (NO LIQUIDATION PREFERENCE)

               (FORMERLY, 5% CLASS A PREFERRED PARTNERSHIP UNITS,
                     LIQUIDATION PREFERENCE $1,000 PER UNIT)

            WHEREAS, under a power contained in Section 4.2 of the Second Amended and Restated Agreement of Limited Partnership of Shelbourne Properties III, L.P., a Delaware limited partnership (the "Partnership"), dated as of April 16, 2001 (as amended from time to time, the "Partnership Agreement"), Shelbourne Properties III GP, Inc., a Delaware corporation (the "General Partner"), as the general partner of the Partnership, by a resolution of the Board of Directors of the General Partner, dated February 14, 2002, classified and designated 672.178 units as 5% Class A Preferred Partnership Units, liquidation preference $1,000 per unit, with the preferences, voting powers, restrictions, limitations as to distributions, qualifications, terms and conditions of redemption and other rights set forth in a Partnership Unit Designation with respect thereto, dated February 14, 2002 (the "Partnership Unit Designation");

            WHEREAS, the holders of the 5% Class A Preferred Partnership Units and the Partnership have agreed to redesignate the 5% Class A Preferred Partnership Units as "5% Class A Preferred Partnership Units (no liquidation preference)" and to amend and restate the Partnership Unit Designation to reflect the preferences, voting powers, restrictions, limitations as to distributions, qualifications, terms and conditions of redemption and other rights of such redesignated class; and

            WHEREAS, this Amended and Restated Partnership Unit Designation shall become effective upon the effectiveness of the Agreement (as hereinafter defined).

            NOW THEREFORE, the Partnership hereby certifies as follows:

            FIRST: Under a power contained in Section 4.2 of the Partnership Agreement, the General Partner, by a resolution of the Board of Directors of the General Partner, dated January 6, 2003, classified and redesignated the 672.178 units of Class A Preferred Partnership Units, liquidation preference $1,000 per unit, as "Class A Preferred Partnership Units (no liquidation preference)" with the following preferences, voting powers, restrictions, limitations as to distributions, qualifications, terms and conditions of redemption and other rights. This Amended and Restated Partnership Unit Designation shall be attached, made an exhibit to, and made a part of, the Partnership Agreement and shall be deemed for all purposes an amendment of the Partnership Agreement.

            Section 1. Redesignation. The class of Partnership Preferred Units heretofore designated as "5% Class A Preferred Partnership Units, liquidation preference $1,000 per unit" (the "Class A Preferred Units"), shall hereafter be designated as "5% Class A Preferred Partnership Units (no liquidation preference)" (the "Class A Units"). The holders of 672.178 units constituting such class shall no longer be afforded any rights as holders of Class A Preferred Units and shall hereafter be afforded only the rights set forth in this Amended and Restated Partnership Unit Designation with respect to such units. The Class A Units shall be limited partnership interests in the Partnership.

            Section 2. Definitions. Terms defined in the Partnership Agreement and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Partnership Agreement and the following terms shall have the meanings indicated:

            "Affirmative Vote" shall have the meaning set forth in Section 11 hereof.

            "Agreement" shall mean the Agreement, dated the date hereof, by and among the Partnership, Parent, Shelbourne Management Company LLC, and certain other parties.

            "Amended and Restated Partnership Unit Designation" shall mean this Amended and Restated Partnership Unit Designation, as the same may be amended or modified from time to time in accordance with the terms hereof.

            "Base Amount" shall mean $1,000 per unit.

            "Capital Interests" shall mean any shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all units or interests, participations (however designated) or other equivalents of a partnership and any and all equivalent ownership interests in a Person (other than a partnership or a corporation) and any and all warrants or options to purchase any of the foregoing.

            "Class A Preferred Units" shall have the meaning set forth in
Section 1 hereof.

            "Class A Units" shall have the meaning set forth in Section 1 hereof.

            "Common Shares" shall mean the common shares, par value $.01 per share (or any equivalent thereof), of Shelbourne Properties III, Inc.

            "Distribution Nonpayment Event" shall have the meaning set forth in paragraph (a) of Section 13.

            "Distribution Payment Date" shall mean the first calendar day of January, April, July and October, in each year, commencing with the first of such calendar months occurring after the Issue Date; provided, however, that if any Distribution Payment Date falls on any day other than a Business Day, the distribution due on such Distribution Payment Date shall be paid on the first Business Day immediately following such Distribution Payment Date.

            "Distribution Payment Record Date" shall have the meaning set forth in paragraph (a) of Section 3 hereof.

            "Distribution Periods" shall mean quarterly distribution periods commencing on January 1, April 1, July 1 and October 1 of each year (other than the initial Distribution Period, which shall commence on the Issue Date) and ending on and including the day preceding the first day of the next succeeding Distribution Period.

            "Distribution Rate" shall mean 5% per annum.

            "Fundamental Change" shall have the meaning set forth in paragraph
(b) of Section 11 hereof.

            "General Partner" shall have the meaning set forth in the recitals of this Amended and Restated Partnership Unit Designation.

            "Governing Documents" as to any Person, shall mean its articles or certificate of incorporation and by-laws, its partnership agreement, its certificate of formation and operating agreement, and/or the other organizational or governing documents of such Person.

            "Holder" shall have the meaning set forth in Section 10 hereof.

            "Issue Date" shall mean (i) the date of original issuance of a Class A Preferred Unit when used with reference to the accrual and payment of distributions as to such Class A Preferred Unit pursuant to Section 3 hereof and
(ii) February 14, 2002 for all other purposes under this Partnership Unit Designation.

            "Material Event" shall mean any of the events specified in Section 13, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

            "Parent" shall mean Shelbourne Properties III, Inc.

            "Partnership Agreement" shall have the meaning set forth in the recitals of this Amended and Restated Partnership Unit Designation.

            "Partnership Common Units" shall mean the "OP Units" as defined in the Partnership Agreement, other than the Series A Preferred Units and any other Units designated as Partnership Preferred Units.

            "Partnership Junior Unit" shall have the meaning set forth in paragraph (c) of Section 8 hereof.

            "Partnership Parity Unit" shall have the meaning set forth in paragraph (b) of Section 8 hereof.

            "Partnership Preferred Units" shall mean preferred Units of the Partnership.

            "Partnership Senior Unit" shall have the meaning set forth in paragraph (a) of Section 8 hereof.

            "Plan of Liquidation" shall mean the plan of liquidation adopted by Parent and made effective October 29, 2002.

            "Purchase Agreement" shall mean the Purchase and Contribution Agreement, dated as of February 14, 2002, to which the Partnership is a party.

            "Set apart for payment" shall be deemed to include for all Partnership Units (i) the recording by the Partnership in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of a distribution by the General Partner, the allocation of funds to be so paid on any series or class of Partnership Units, and (ii) placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

            "Shelbourne Management" shall mean Shelbourne Management Company
LLC.

            "Unmatured Material Event" means either of the events specified in
Section 13, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

            Section 3. Distributions.

                  (a) Subject to the priority rights of any Partnership Senior Units, the Holders of Class A Units shall be entitled to receive, on each Distribution Payment Date, distributions payable in cash, in an amount equal to the Distribution Rate of the Base Amount per Class A Units plus the amount of any distributions payable pursuant to Section 13 hereof. Distributions on the Class A Units are cumulative from the most recent Distribution Payment Date on which distributions have been paid (or, with respect to the first distribution, from December 31, 2002). Each such distribution shall be payable in arrears, commencing on the first Distribution Payment Date after December 31, 2002, to the Holders of the Class A Units, as they appear on the records of the Partnership, at the close of business on the applicable record date, which shall be not more than 30 days preceding the applicable Distribution Payment Date (the "Distribution Payment Record Date"), as shall be fixed by the General Partner. Accrued and unpaid distributions for any past Distribution Periods may be authorized and paid at any time, without reference to any regular Distribution Payment Record Date, to the Holders of the Class A Preferred Units on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the General Partner.

                  (b) The amount of distributions payable for the initial Distribution Period, or any other period shorter or longer than a full Distribution Period, on the Class A Units shall be computed on the basis of twelve 30-day months and a 360-day year. Except as provided herein, no interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Class A Units that may be in arrears.

                  (c) So long as any Class A Units are outstanding, no distributions, except as described in the immediately following sentence, shall be authorized and declared or paid or set apart for payment on any series or class or classes of Partnership Parity Units for any period unless full cumulative distributions have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for such payment on the Class A Units for all Distribution Periods terminating on or prior to the most recent Distribution Payment Date on such class or series of Partnership Parity Units. When distributions are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all distributions authorized upon Class A Units and all distributions authorized upon any other series or class or classes of Partnership Parity Units shall be authorized and made ratably in proportion to the respective amounts of distributions accumulated and unpaid on the Class A Units and such Partnership Parity Units.

                  (d) So long as any Class A Units are outstanding, no distributions (other than distributions that are required in order to maintain the qualification of Parent as a real estate investment trust within the meaning of section 856(a) of the Code or that are paid solely in, or options, warrants or rights to subscribe for or purchase, Partnership Junior Units) shall be authorized and declared or paid or set apart for payment or other distribution authorized or made upon Partnership Junior Units, nor shall any Partnership Junior Units be redeemed, purchased or otherwise acquired (other than redemptions, purchases or other acquisitions that are required in order to maintain the qualification of Parent as a real estate investment trust within the meaning of section 856(a) of the Code or that are paid solely in, or options, warrants or rights to subscribe for or purchase, Partnership Junior Units), for any consideration (or any moneys to be paid to or made available for a sinking fund for the redemption of any Partnership Junior Units) by the Partnership (other than payments in order to enable Parent to pay organizational, accounting, legal, administrative and reporting expenses and other fees and expenses in connection with the operations of Parent as a public company and as a real estate investment trust within the meaning of Section 856(a) of the Code), unless in each case (i) the full cumulative distributions on all outstanding Class A Units and any other Partnership Parity Units shall have been paid or set apart for payment for all past Distribution Periods with respect to the Class A Units and all past distribution periods with respect to such Partnership Parity Units and (ii) sufficient funds shall have been paid or set apart for the payment of the distribution for the current Distribution Period with respect to the Class A Units and any Partnership Parity Units.

                  (e) Notwithstanding anything to the contrary in the preceding provisions of this Section 3, all cash flow and proceeds from any New Property (as defined in the Agreement) shall be distributed to the Holders of the Class A Units in proportion to the numbers of Class A Units held by such Holders.

            Section 4. No Liquidation Preference. Until the Complete Redemption (as defined in the Agreement), the Class A Units shall not be entitled to any liquidation preference or other payment upon the liquidation, dissolution or winding up of the Partnership, apart from distributions as provided in the Agreement or in Section 3 hereof.

            Section 5. No Conversion Rights. Holders of Class A Unit shall not have the right to convert any portion of such units into Partnership Common Units, Common Shares or any other securities.

            Section 6. No Redemption Right. The Class A Units shall not be redeemable either at the election of the Holder or the Partnership, except that the Partnership may retire the Class A Units following their reacquisition pursuant to Section 4(a) of the Agreement.

            Section 7. Allocations.

                  (a) To the extent permitted by Treasury Regulation 1.752-3(a)(3), any "excess nonrecourse liabilities" (as defined in said Treasury Regulation) attributable to (i) the ACCOR Property, for the period that it is a Restricted Asset (as such terms are defined in the Agreement), and (ii) from and after the closing of the New Transaction and the acquisition of the New Property subject to the New Indebtedness (as such terms are defined in the Agreement), the New Property, shall be allocated to the Holders of Class A Units.

                  (b) For each calendar year for which an election is made in accordance with this Section 7(b), Holders of Class A Units shall be allocated all income and deductions attributable to (i) the ACCOR Property, for the period that is a Restricted Asset, and (ii) from and after the closing of the New Transaction and the acquisition of the New Property subject to the New Indebtedness, the New Property. The election referred to in the immediately preceding sentence shall be made by not later than December 31st of the applicable calendar year, by delivery by Shelbourne Management to each of the Partnership (on behalf of all Holders of Class A Units), Shelbourne Properties I, L.P. (on behalf of all holders of Class A Units therein) and Shelbourne Properties II, L.P. (on behalf of all holders of Class A Units therein) of written notice electing such allocation for such calendar year.

            Section 8. Ranking. Any class or series of Units shall be deemed to rank:

                  (a) senior to the Class A Units, as to the payment of distributions or as to the distribution of assets upon liquidation, dissolution or winding up, if the holders of such Units shall be entitled to receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the Holders of Class A Preferred Units ("Partnership Senior Units");

                  (b) on a parity with the Class A Preferred Units, as to the payment of distributions and as to the distribution of assets upon liquidation, dissolution or winding up, whether or not the distribution rates, distribution payment dates or redemption or liquidation prices per Unit thereof are different from those of the Class A Preferred Units, if the holders of such class or series of Units and the Class A Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid distributions per Unit or liquidation preferences, without preference or priority one over the other ("Partnership Parity Units"); and

                  (c) subject to Section 3(d), junior to the Class A Preferred Units, as to the payment of distributions or as to the distribution of assets upon liquidation, dissolution or winding up, if they are Partnership Common Units or the Holders of Class A Preferred Units shall be entitled to receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the Holders of Partnership Units of such class or series, and such class or series shall not in either case rank prior to the Class A Preferred Units ("Partnership Junior Units").

            Section 9. Voting.

                  (a) Except as otherwise set forth herein or in the Partnership Agreement, the Class A Units shall not have any relative, participating, optional or other special voting rights and powers, and the consent of the Holders thereof shall not be required for the taking of any partnership action. Notwithstanding anything to the contrary contained in the Partnership Agreement, this Amended and Restated Partnership Unit Designation shall not be amended without the consent of 66-2/3% of the votes entitled to be cast by the Holders of Class A Units at the time outstanding.

                  (b) For any matter requiring a vote of the Holders of the Class A Units, each Class A Unit shall have one vote per share, except that when any other series of Partnership Preferred Units shall have the right to vote with the Class A Units as a single class on any matter, then the Class A Units and such other series shall have with respect to such matters one vote per $1,000 of stated liquidation preference (or, with respect to Class A Units, the Base Amount with respect to such Class A Units).

                  (c) As a condition of becoming a Holder of Class A Units, each Holder of Class A Units hereby irrevocably appoints Shelbourne Management (or whenever there is more than one Holder of Class A Units, and Shelbourne Management is no longer a Holder of Class A Units, Presidio Capital Investment Company, LLC ("PCIC")) as its sole and exclusive attorney in fact, which shall be coupled with an interest, to take all actions on behalf of and in the name of such Holder under the Agreement. Each Holder of Class A Units acknowledges and agrees that it shall have no cause of action or recourse against any person (other than Shelbourne Management (or PCIC, if applicable)) for any action or failure to act by Shelbourne Management (or PCIC, if applicable) under the Agreement, and that the Partnership and any person claiming by, through or under the Partnership shall be entitled to indemnification, out of any and all amounts otherwise distributable to the Holders of Class A Units, against all costs and expenses incurred in defending against any claims asserted by a Holder of a Class A Unit in violation of this Section 9(c).

            Section 10. Record Holders. The General Partner may deem and treat the record holder (the "Holder") of any Class A Units as the true and lawful owner thereof for all purposes, and the General Partner shall not be affected by any notice to the contrary.

            Section 11. Negative Covenants. So long as any Class A Units remain outstanding, none of Parent, the General Partner or the Partnership shall, without the affirmative vote of at least 66-2/3% of the votes entitled to be cast by the Holders of Class A Units at the time outstanding, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose (an "Affirmative Vote"):

                  (a) Limitation on Issuing Preferred Equity. Issue any Capital Interests in the Partnership constituting either Partnership Senior Units or Partnership Parity Units.

                  (b) Limitation on Fundamental Changes. Consolidate or merge with any other Person, sell, convey, assign, transfer, lease or otherwise dispose of all or substantially all its properties and assets as an entirety in one transaction or a series of transactions to any Person (any such transaction, a "Fundamental Change"), except that (i) Parent may liquidate under the Plan of Liquidation and the Partnership may distribute assets as provided in the Agreement, provided in each case that all required distributions to the Holders of the Class A Units are made as provided herein, and (ii) Parent may make any other Fundamental Change if, with respect to such other Fundamental Change (x) either (i) Parent shall be the continuing corporation or (ii) such Person shall be a corporation, partnership or trust organized and validly existing under the laws of the United States or any State thereof or the District of Columbia, (y) such transaction shall not cause a Material Event to exist and (z) such transaction is not reasonably likely to adversely affect the tax position of the Holders of the Class A Preferred Units.

                  (c) Limitation on Modifications of Agreements. Amend, supplement, terminate, waive or otherwise modify this Amended and Restated Partnership Unit Designation or amend, supplement, terminate, waive or otherwise modify in any material respect the provisions of the Governing Documents of Parent, the General Partner or the Partnership (1) if such action would cause a Material Event to exist or (2) if such amendment or other action directly and materially adversely affects the voting powers, transferability, economic rights, limitations on liability, tax position or preferences, or increase the obligations, of the Holders of the Class A Units; provided, however, that (i) the amendment of the provisions of the Partnership Agreement so as to authorize or create, or to increase the authorized amount of, any Partnership Junior Units shall not be deemed to adversely affect the voting powers, transferability, economic rights, limitations on liability, tax position or preferences, or increase the obligations, of the Holders of Class A Units and (ii) any filing with the Secretary of State of the State of Delaware by Parent in connection with a merger, consolidation or sale of all or substantially all of the assets of Parent (subject to the limitations contained in paragraph (b) of this Section 11 hereof and compliance with the other provisions of this Amended and Restated Partnership Unit Designation) which do not alter the terms of this Partnership Unit Designation shall not be deemed to be an amendment, alteration or repeal of any of the provisions of the Governing Documents of Parent.

                  (d) No Other Assets Owned by General Partner. Allow the General Partner to own any assets other than the Partnership Common Units or preferred units of the Partnership, or allow the General Partner to sell, transfer, pledge or otherwise encumber the Partnership Common Units or preferred units of the Partnership owned by the General Partner.

                  (e) Liquidation of General Partner. Allow Parent or the General Partner to liquidate, dissolve or wind up at any time except in accordance with the Plan of Liquidation and the Agreement.

                  (f) Investment Company Act. Make or restructure any Investment which would result in any of Parent, the General Partner or the Partnership being an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                  (g) REOC Status. Allow the Partnership to lose its status as an "operating company" under U. S. Department of Labor Regulation Section 2510.3-101, 29 C.F.R. ss.2550.3-101.

                  (h) Non-Publicly Traded Partnership. Take any action which results in the Partnership becoming a "publicly traded partnership" for purposes of Section 7704 of the Code.

            Section 12. Notices and Reporting.

                  (a) The Partnership shall deliver to the Holders of the Class A Units all reports and statements required to be delivered under Section 9.3 of the Partnership Agreement.

                  (b) The Partnership shall promptly give notice to the Holders of the Class A Units of the occurrence of any Unmatured Material Event or a Material Event.

                  (c) Officer's Certificate. Each notice pursuant to Section 11(b) shall be accompanied by a statement of an officer of the General Partner setting forth details of the occurrence referred to therein and stating what action Parent, the Partnership or the General Partner, as applicable, proposes to take with respect thereto.

            Section 13. Material Events. If any of the following events shall occur and be continuing:

                  (a) If any quarterly distributions payable on the Class A Preferred Stock shall not be paid in full when due, whether or not earned or declared (a "Distribution Nonpayment Event");

                  (b) Parent, the General Partner or the Partnership shall fail to observe or perform of any other agreement contained in this Partnership Unit Designation, other than a failure caused by Shelbourne Management in its capacity as the managing member of Shelbourne JV LLC, and such failure shall continue unremedied for a period of 30 days after notice from any Holders of Class A Units; or

                  (c) The General Partner ceases to be the sole general partner of the Partnership,

then, and in any such event, the then applicable Distribution Rate shall be increased by 2.5% per annum for the period during which such Material Event continues (which increased rate shall also be payable on accumulated and unpaid distributions); provided, that, during the continuance of a Distribution Nonpayment Event, the Distribution Rate shall be adjusted to reflect compounding through the date on which the distribution to which such Distribution Nonpayment Event relates is paid, with the compounding to be calculated as if the Liquidation Preference had been increased by the amount of such distribution as of the date on which such Distribution Nonpayment Event occurred (or, if such distribution shall remain unpaid through successive Distribution Periods, on such successive Distribution Dates) and with any distribution that is made after its required Distribution Date being deemed to be in respect of the earliest Dividend Date for which distributions shall not have been paid in full.

            Section 14. Parent and General Partner Limitations.

                  (a) So long as any Class A Preferred Units are outstanding, no distributions (other than distributions that are required in order to maintain the qualification of Parent as a real estate investment trust within the meaning of section 856(a) of the Code or that are paid solely in Common Shares of, or options, warrants or rights to subscribe for or purchase Common Shares) shall be authorized and declared or paid or set apart for payment or other distribution or dividend authorized or made upon Common Shares, nor shall any Common Shares be redeemed, purchased or otherwise acquired (other than redemptions, purchases or other acquisitions that are required in order to maintain the qualification of Parent as a real estate investment trust within the meaning of section 856(a) of the Code or that are paid solely in Common Shares of, or options, warrants or rights to subscribe for or purchase Common Shares), for any consideration (or any moneys to be paid to or made available for a sinking fund for the redemption of any such Common Shares) by Parent (other than payments in order to enable Parent to pay organizational, accounting, legal, administrative and reporting expenses and other fees and expenses in connection with the operations of Parent as a public company and as a real estate investment trust within the meaning of section 856(a) of the Code), unless in each case (i) the full cumulative distributions on all outstanding Class A Units and any other Partnership Parity Units shall have been paid or set apart for payment for all past Distribution Periods with respect to the Class A Units and all past distribution periods with respect to such Partnership Parity Units and (ii) sufficient funds shall have been paid or set apart for the payment of the distribution for the current Distribution Period with respect to the Class A Units and any Partnership Parity Units.

                  (b) In the event of any liquidation, dissolution or winding up of Parent or the General Partner, whether voluntary or involuntary, before any payment or distribution of the assets of Parent or the General Partner (whether capital or surplus) shall be made to or set apart for the holders of Common Shares, the Holders of Class A Preferred Units shall be entitled to receive all distributions (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to such shareholder. If, upon any such liquidation, dissolution or winding up of Parent or the General Partner, the assets of Parent or the General Partner, or proceeds thereof, distributable among the Holders of Class A Units shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Partnership Parity Units, then such assets, or the proceeds thereof, shall be distributed among the Holders of such Class A Units and any such other Partnership Parity Units ratably in accordance with the respective amounts that would be payable on such Class A Units and any such other Partnership Parity Units if all amounts payable thereon were paid in full.

            Section 15. REIT Qualification. No provision in this Amended and Restated Partnership Units Designation shall be construed or interpreted in a manner that would adversely affect the qualification of Parent as a real estate investment trust within the meaning of section 856(a) of the Code.

            Section 16. REIT Liquidation. Notwithstanding anything to the contrary contained in this Amended and Restated Partnership Unit Designation, the Partnership, the General Partner and the Parent may take any action required or permitted by the Agreement, and any such action shall not be a Material Event hereunder. In the event of any inconsistency between the provisions of the Agreement and this Amended and Restated Partnership Unit Designation, the provisions of the Agreement shall control.

            Section 17. Additional Capital Contributions. As a condition of becoming a Holder of Class A Units, each Holder of Class A Units, together with Shelbourne Management, shall be jointly and severally liable to make the capital contributions called for by Section 9(b) of the Agreement if, as and when such capital contributions are required to be made. If the capital contributions required by Section 11 of the Agreement are not timely made, the election made pursuant to Section 7(b) for the immediately preceding calendar year shall be deemed null and void.

            SECOND: This Amended and Restated Partnership Unit Designation has been approved by the General Partner, both in its individual capacity and in its capacity as General Partner of the Partnership.

            THIRD: The undersigned acknowledges that this Amended and Restated Partnership Unit Designation to be the corporate act of the General Partner, as general partner of the Partnership and in its individual capacity and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his or her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury. Each of Parent and the General Partner, in its individual capacity, is executing and delivering this Amended and Restated Partnership Unit Designation to confirm each of its covenants and other obligations hereunder (including, without limitation, under Section 14 hereof) and its agreement to be personally bound hereby.

            FOURTH: Shelbourne Management, by executing and delivering this Amended and Restated Partnership Unit Designation, acknowledges and confirms that all distributions required to have been made by the Partnership to the holders of the 5% Class A Preferred Partnership Units under the Partnership Unit Designation through December 31, 2002 have been made and, to the best of its knowledge, information and belief, there is no default thereunder as of the date hereof.

            IN WITNESS WHEREOF, each of Parent and the General Partner has executed this Amended and Restated Partnership Unit Designation in its individual capacity and the General Partner has executed this Amended and Restated Partnership Unit Designation in its capacity as the sole General Partner of the Partnership on this 15th day of January, 2003.

                                    SHELBOURNE PROPERTIES III GP, INC.,
                                    INDIVIDUALLY AND AS GENERAL PARTNER

                                    By: /s/ Peter Braverman
                                        ----------------------------------------
                                    Name: Peter Braverman
                                    Title: Executive Vice President


                                    SHELBOURNE PROPERTIES III, INC.,
                                    INDIVIDUALLY

                                    By: /s/ Peter Braverman
                                        ----------------------------------------
                                    Name: Peter Braverman
                                    Title: Executive Vice President


                                    Solely for purposes of acknowledging Article
                                    FOURTH:

                                    SHELBOURNE MANAGEMENT COMPANY LLC

                                    By: PRESIDIO CAPITAL INVESTMENT COMPANY,
                                        LLC, its Sole Member

                                    By: /s/ Steven B. Kauff
                                        ----------------------------------------
                                    Name: Steven B. Kauff
                                    Title: Authorized Signatory

                                    EXHIBIT F

                               Reacquisition Price

                         (all amounts are in thousands)

Period                          Shelbourne I OP              Shelbourne II OP             Shelbourne III OP
------                          ---------------              ----------------             -----------------
11/14/02 - 2/13/03              $5,287                       $6,603                       $4,374

2/14/03 - 5/13/03               $4,889                       $6,106                       $4,044

5/14/03 - 8/13/03               $4,503                       $5,624                       $3,725

8/14/03 - 11/13/03              $4,128                       $5,156                       $3,415

11/14/03 - 2/13/04              $3,766                       $4,703                       $3,115

2/14/04- 5/13/04                $3,415                       $4,264                       $2,864

5/14/04 - 8/13/04               $3,074                       $3,840                       $2,543

8/14/04 - 11/13/04              $2,744                       $3,427                       $2,270

11/14/04 - 2/13/05              $2,425                       $3,029                       $2,006

2/14/05 - 5/13/05               $2,116                       $2,642                       $1,750

5/14/05 - 8/13/05               $1,816                       $2,268                       $1,502

8/14/05 - 11/13/05              $1,525                       $1,905                       $1,262

11/14/05 - 2/13/06              $1,244                       $1,553                       $1,029

2/14/06 - 5/13/06               $971                         $1,213                       $803

5/14/06 - 8/13/06               $708                         $883                         $585

8/14/06 - 11/13/06              $451                         $563                         $373

11/14/06 - 2/13/07              $203                         $253                         $168

                                                                     EXHIBIT G-1

                   GUARANTY OF RECOURSE OBLIGATIONS (OWNER'S)

      THIS GUARANTY OF RECOURSE OBLIGATIONS, dated as of July 30, 1999 (together with all amendments and supplements hereto, this "Guaranty") made, jointly and severally, by AP/RH HOLDINGS LLC, a Delaware limited liability company, and the following individua1s: RICHARD H. ADER, DAVID M. LEDY, LAURIE A. HAWKES, DAVID SILVERS, JONATHAN M. MOLIN and JACK GENENDE (collectively, "Guarantors" and each, a "Guarantor") in favor of BERKSHIRE HATHAWAY CREDIT CORPORATION, a Nebraska corporation, having an address at 1440 Kiewit, Omaha, Nebraska (together with its successors and assigns, collectively referred to herein as the "Beneficiary").

                                   WITNESSETH:

      WHEREAS, pursuant to that certain Promissory Note, dated of even date herewith, executed by ACCOTEL Property Investors LLC, a Delaware limited liability company ("Borrower"), and payable to the order of Beneficiary in the original principal amount of Seventy-Three Million Seven Hundred Twenty Thousand Dollars ($73,720,000.00) (together with all renewals, modifications, increases and extensions thereof, the "Note"), Borrower has become indebted, and may from time to time be further indebted, to Beneficiary with respect to a loan ("Loan") which is secured by the lien and security interest of the Indenture of Mortgage, Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Rents and Leases, of even date herewith (the "Indenture"), by Borrower and Accotel Remainder LLC, a Delaware limited liability company ("Remainderman") in favor of Beneficiary or one or more trustees for the benefit of Beneficiary and Beneficiary and further evidenced, secured or governed by other instruments and documents executed in connection with the Loan (together with the Note and Mortgage, the "Loan Documents"); and

      WHEREAS, Beneficiary is not willing to make the Loan, or otherwise extend credit, to Borrower unless Guarantors unconditionally guaranty payment and performance to Beneficiary of the Obligations (as herein defined) in accordance with the terms and conditions of this Guaranty; and

      WHEREAS, Guarantors are the owners of a direct or indirect interest in Borrower, and Guarantors will directly benefit from Beneficiary's making the Loan to Borrower.

      NOW, THEREFORE, as an inducement to Beneficiary to make the Loan to Borrower, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                                   ARTICLE I

      SECTION 1.1 Definitions and Rules of Usage. Each capitalized term not otherwise defined herein shall have the meaning assigned thereto in the Indenture. The rules of usage set forth in the Indenture shall apply hereto.

                                   ARTICLE II

      SECTION 2.1 Guaranty of Obligations Under Operative Documents. (a) Each Guarantor absolutely, irrevocably and unconditionally guaranties to the Beneficiary payment of the Obligations as and when the same shall be due and payable. As used herein, the term "Obligations" means any and all loss, damage, cost, expense, liability, claim or other obligation incurred by Beneficiary (including attorneys" fees and costs of enforcing its obligations hereunder, but excluding consequential damages) arising out of or in connection with the following:

            (i) fraud on the part of Borrower, Remainderman or any Partner, or any claims against Borrower, Remainderman or any Partner under the Racketeer Influences and Corrupt Organizations Act;

            (ii) misappropriation by Borrower, Remainderman or any Partners, of rents, security deposits and casualty or condemnation proceeds with respect to any of the Mortgaged Properties, actually received by or at the direction of any of them or any of their Affiliates;

            (iii) knowing material misrepresentations by Borrower, Remainderman or any Partners in the Loan Documents or any material untruth in any certificate, instrument or written statement or other document supplied to Beneficiary pursuant to or in connection with the Loan, including, without limitation, in any financial statements of U.S. Realty Advisors, L.L.C., Borrower, Remainderman or any of their Affiliates, which may be provided to Beneficiary in connection with the Loan;

            (iv) voluntary breach of covenants in the Indenture restricting Transfers of the Mortgaged Properties or Equity Interests in Borrower or Remainderman or the voluntary creation of junior liens or the voluntary incurrence of additional indebtedness not otherwise permitted under the Indenture;

            (v) wilful and material breach of the single purpose entity covenants set forth in the Loan Documents but only in the event and to the extent that any such breach shall result in the assertion by third party creditors of the Partners of Borrower or Remainderman that the assets of Borrower or Remainderman are subject to the claims of such creditors; and

            (vi) Beneficiary's costs of enforcing any of the Loan Documents, but only (x) to the extent such costs arise in connection with, or as a result of, any defense, set-off claim or counterclaim asserted in connection with such enforcement, and (y) if Borrower or Remainderman, as the case may be, is not the prevailing party in such enforcement action.

      (b) Notwithstanding anything to the contrary in any of the Loan Documents, Beneficiary shall not be deemed to have waived any right which Beneficiary may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Indebtedness secured by the Indenture or to require that all collateral shall continue to secure all of the Indebtedness owing to Beneficiary in accordance with the Loan Documents.

      (c) A Guarantor shall be released from such Guarantor's liabilities (other than those accrued), as set forth in this Guaranty upon a Permitted Transfer to an unrelated third party, provided that the principals of the Permitted Transferee assume such obligations pursuant to documentation reasonably satisfactory to Beneficiary and the identity and creditworthiness of such principals is satisfactory to Beneficiary, in Beneficiary's reasonable discretion, exercised in its good faith. Except as expressly set forth in the immediately preceding sentence, each Guarantor shall continue to remain liable hereunder, notwithstanding any Transfer which may be permitted under the Indenture.

      SECTION 2.2 Unconditional Obligations. This Guaranty is a primary obligation of each Guarantor and is an unconditional, absolute, present and continuing obligation and guaranty of payment (and not merely of collection) and the validity and enforceability of this Guaranty shall be absolute and unconditional and shall not be impaired, affected or in any way conditioned or contingent upon, nor subject to any reduction, limitation, impairment, termination, defense (other than the defense of prior payment or performance), offset, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by Guarantors) irrespective of (a) the making of a demand, the institution of suit or the taking of any other action to enforce performance, or observance by Borrower or Remainderman of the Obligations, (b) the validity, regularity or enforceability of any Operative Document or any of the Obligations or any collateral security, other guaranty, if any, or credit support therefor or right to offset with respect thereto at any time or from time to time held by the Beneficiary, (c) any defense, set-off or counterclaim (other than the defense of prior payment or performance) that may at any time be available to or be asserted by Borrower, Remainderman or any Guarantor against the Beneficiary,
(d) any attempt to collect from Borrower or Remainderman or any other entity or to perfect or enforce any security or (e) upon any other action, occurrence or circumstances whatsoever which might otherwise constitute a defense available to, or discharge of, a guarantor or surety of any type. This Guaranty may not be revoked by any Guarantor and shall continue to be effective with respect to any Obligations arising or created after any attempted revocation by any Guarantor and after (if a Guarantor is a natural person) such Guarantor's death (in which event this Guaranty shall be binding upon such Guarantor's estate and such Guarantor's legal representatives and heirs). Each Guarantor waives any requirement that the Beneficiary shall have instituted any suit, action or proceeding or exhausted their remedies or taken any steps to enforce any rights against Borrower or Remainderman or any other Person (inc1uding, without limitation, any other Guarantor) or entity to compel any such performance or to collect all or any part of such amount pursuant to the provisions of the Operative Documents or at law or in equity, or otherwise, and regardless of any other condition or contingency. Lender shall not be required to mitigate damages, or take any other action to reduce the Obligations.

      SECTION 2.3 Amendments, etc. with Respect to the Obligations. Guarantors shall remain obligated hereunder notwithstanding that, without any reservation of rights against Guarantors and without notice to or further assent by Guarantors, (a) any demand for payment or performance of any of the Obligations made by the Beneficiary may be rescinded by the Beneficiary and any of the other Obligations continue to be in effect; (b) the Indebtedness and the Obligations, or the liability of any other party upon or for any part thereof, and any collateral security or guaranty therefor or right of offset with respect thereto, may be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Beneficiary; (c) any Operative Document, or any collateral security document or other guaranty or document executed and delivered in connection therewith or related thereto may be amended, modified, supplemented or terminated, in accordance with its terms, as the parties thereto may deem advisable; and (d) any collateral security, guaranty or right to offset held by the Beneficiary for the payment or performance of the Indebtedness or the Obligations may be sold, exchanged, waived, surrendered or released. For purposes of this Section 2.3, "demand" shall include the commencement and continuance of any legal proceedings.

      SECTION 2.4 Guarantor's Obligations Not Affected. Each Guarantor expressly agrees that the duties and obligations of such Guarantor under this Guaranty shall remain in full force and effect without the necessity of any reservation of rights against such Guarantor or notice to or further assent by such Guarantor at any time and from time to time, in whole or in part, and without regard to, and shall not be impaired, released, discharged, terminated abated, deferred, diminished, modified or affected, in whole or in part, by any event, condition, occurrence, circumstance, proceeding, action or failure to act, with or without notice to, or the knowledge or consent of, such Guarantor, including, without limitation:

      (a) any extension, modification or renewal of, termination, addition or supplement to, or deletion from, any of the terms of or indulgence with respect to, or substitutions for, or forbearance of the Indebtedness or any part thereof or any agreement relating thereto at any time, including, without limitation, any of the Operative Documents;

      (b) any failure, refusal or omission to enforce any right, power or remedy with respect to the Indebtedness or any part thereof or any agreement relating thereto at any time, including, without limitation, any of the Operative Documents;

      (c) any waiver of any right, power or remedy or of any default with respect to the Indebtedness or any part thereof or any agreement relating thereto at any time, including, without limitation, any or the Operative Documents;

      (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other guaranties with respect to the Indebtedness or the Obligations or any part thereof, or any other obligation of any Person with respect to the Indebtedness or the Obligations or any part thereof;

      (e) the lack of genuineness, unenforceability or invalidity of the Indebtedness or any part thereof or any agreement relating thereto at any time, including, without limitation, any of the operative Documents;

      (f) except as may be otherwise express1y provided in the Indenture, any change in the ownership of Borrower or Remainderman or the insolvency, bankruptcy or any other change in the legal status of Borrower, Remainderman or any Guarantor or any rejection or modification of the obligations of Borrower or Remainderman or those of any Person under the Operative Documents as a result of any bankruptcy, reorganization, insolvency or similar proceeding;

      (g) the change in or the imposition of any applicable laws and regulations or other governmental act that does or might impair, delay or in any way affect the validity, enforceability, or the payment when due of the Indebtedness or the Obligations to the extent not prohibited by Applicable Laws and Regulations or otherwise;

      (h) the existence of any claim, set off or other rights or defenses (other than the defense of prior payment or performance) that any Guarantor may have at any time against Borrower or Remainderman or the Beneficiary or any other Person in connection herewith or with an unrelated transaction and the existence of any claim, setoff or other rights or defenses that Borrower or Remainderman may have against any Guarantor, the Beneficiary or any other Person in connection with the Operative Documents or with an unrelated transaction;

      (i) any merger or consolidation of Borrower, Remainderman or any Guarantor into or with any other Person, or except as may be otherwise expressly provided in the Indenture, any sale, lease or transfer of any or all of the assets of Borrower, Remainderman or any Guarantor to any other Person;

      (j) the rights, powers or privileges the Beneficiary may now or hereafter have against any Person or collateral;

      (k) any defect in title, condition, operation or fitness of use of any Property, any casualty or condemnation affecting any Property or any sublease, assignment, renewal, extension or other transfer or continuation of Borrower's or Remainderman's rights under the Operative Documents, whether in accordance with the terms of the Operative Documents or otherwise;

      (l) any exchange, surrender or release, in whole or in part, of any security which may he held by the Beneficiary under the Operative Documents; or

      (m) any other action, omission, occurrence or circumstance whatsoever which may in any manner or to any extent vary the risk or effect a legal or equitable defense or discharge of any Guarantor hereunder as a matter of law or otherwise.

      SECTION 2.5 Waiver by Guarantors. Each Guarantor unconditionally waives and releases, to the fullest extent permitted by applicable laws and regulations, any and all (a) notice of the acceptance of this Guaranty and of any change in Borrower's or Remainderman's financial condition or of the occurrence of any breach by Borrower or Remainderman under the Loan Documents or any event of Default; (b) notices of the creation, renewal, extension or accrual of any Obligation or any of the matters referred to in Section 2.04 hereof or any notice of or proof of reliance by the Beneficiary upon this Guaranty or acceptance of this Guaranty (the Indebtedness shall conclusively be deemed to have been created, contracted, incurred, renewed, extended, amended or waived in reliance upon this Guaranty and all dealings between Borrower, Remainderman or any Guarantor and the Beneficiary shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty); (c) notices which may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights of the Beneficiary against any Guarantor, (d) the right to interpose all substantive and procedural defenses of the law of guaranty, indemnification and suretyship, except the defenses of prior payment or prior performance by Borrower, Remainderman or any Guarantor of the Obligations;

(e) all rights end remedies accorded by applicable laws and regulations to guarantors or sureties, including any extension of time conferred by any law now or hereafter in effect; (f) any right or claim of right to cause a marshaling of Borrower's or Remainderman's assets or to cause the Beneficiary to proceed against Borrower or Remainderman or any collateral held by the Beneficiary at any time or in any particular order; (g) rights to the endorsement, assertion or exercise by the Beneficiary of any right, power, privilege or remedy conferred herein or in any Operative Document or otherwise; (h) requirements of promptness or diligence on the part of the Beneficiary; (i) any renewal, extension or continuation of Borrower's or Remainderman's rights under the Operative Documents or any notices of the sale, transfer or other disposition of any right, title to or Interest in the Mortgaged Properties or any Operative Document; (j) rights and defenses arising our of an election of remedies by the Beneficiary, even though that election of remedies has destroyed Guarantors' rights of subrogation and reimbursement against Borrower and/or Remainderman by operation of law or otherwise; (k) other circumstances whatsoever (except the defenses of prior payment or prior performance by Borrower, Remainderman or any Guarantor of the Obligations) which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or which might otherwise limit recourse against any Guarantor; or (1) the right to interpose any defense (except defense of prior payment or prior performance) set off or counterclaim of any nature or description in any action or proceeding. No failure to exercise and no delay in exercising, on the part of the Beneficiary, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other power or right. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

      SECTION 2.6 [Intentionally Omitted]

      SECTION 2.7 Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, in whole or in part, of any of the indebtedness or the Obligations (i) is rescinded or must otherwise be restored or returned by the Beneficiary upon the bankruptcy, insolvency, reorganization, arrangement, adjustment, composition, dissolution, liquidation or the like, of Borrower, Remainderman or any Guarantor, or as a result of, the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to Borrower, Remainderman or any Guarantor or any substantial part of either Person's respective property, or otherwise, or
(ii) is returned to Borrower, Remainderman or any Guarantor by reason of a decree, moratorium or other sovereign act of any governmental authority, in each case, all as though such payment had not been made notwithstanding any termination of this Guaranty or any Operative Document;

                                  ARTICLE III

      SECTION 3.1 Representations and Warranties of Guarantor. Each Guarantor hereby represents and warrants to the Beneficiary as of the Closing Date that:

      (a) Benefit. Such Guarantor is the owner of a direct or indirect interest in Borrower and Remainderman, and has received or will received direct or indirect benefit from the making of the Loan.

      (b) Authorizations. All acts, conditions, authorizations and other things required to be done, fulfilled and performed by such Guarantor in order:

            (i) to enable such Guarantor lawfully to enter into, exercise such Guarantor's rights under and perform and comply with the obligations expressed to be assumed by such Guarantor in this Guaranty; and

            (ii) to ensure that the obligations expressed to be assumed by such Guarantor in this Guaranty are legal, valid and binding and enforceable against such Guarantor in accordance with the respective terms thereof; have been done, fulfilled and performed and are in full force and effect.

      (c) Legal Validity. This Guaranty has been duly executed and delivered by such Guarantor. The obligations expressed to be assumed by such Guarantor in this Guaranty are legal and valid obligations binding on it and enforceable in accordance with the terms of this Guaranty except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors generally and by general equitable principles. This Guaranty is in full force and effect as of the Closing Date, not subject to any right of rescission, setoff, counterclaim or defense by such Guarantor nor will the operation of any of the terms of the Guaranty or the exercise of any right thereunder, render this Guaranty unenforceable against such Guarantor, in whole or in part, or subject to any right of rescission, setoff, counterclaim or defense by such Guarantor and such Guarantor has not asserted any right of rescission, setoff, counterclaim or defense with respect thereto.

      (d) Litigation. No action, suit, arbitration, governmental investigation, or administrative proceeding of or before any court, tribunal, agency or other governmental authority, is current, pending or to be the best of such Guarantor's knowledge and belief threatened which might, if adversely determined, (i) have a material adverse affect on such Guarantor's business, or financial condition or its ability to perform its obligations hereunder or (ii) restrain such Guarantor from entering into, exercising any of its rights under or performing, enforcing or complying with any of its obligations hereunder.

      (e) Non-conflict. The execution, delivery and performance of this Guaranty will not constitute to the best of such Guarantor's knowledge any breach of, or default under, any contractual, governmental or public obligation binding upon such Guarantor.

      (f) Consents. Such Guarantor is not required to obtain any consent, permit, license, approval, order or authorization from, or to file any declaration or statement with, any governmental authority or any waiver of any right of any Person, in connection with or as a condition to the execution, delivery or performance of or as a condition to the validity of this Guaranty.

      (g) Consent to Jurisdiction, Admissibility, etc. Such Guarantor has properly consented to the jurisdiction of the state and Federal courts located within the County of New York, State of New York. Such Guarantor has also properly consented to service of process of writs, summons and other legal process as provided herein, which consent to service of process will be effective against such Guarantor and the choice of law provision of Section 5.11 hereof that provides that this Guaranty is governed by the laws of the State of New York is valid.

      (h) There are no bankruptcy or insolvency proceedings pending or threatened against such Guarantor.

                                   ARTICLE IV

                                    Covenants

      SECTION 4.1 Affirmative Covenants. Each Guarantor (other than an individual Guarantor) hereby covenants, for the benefit of the Beneficiary, (a) to preserve and keep in full force and effect its existence; and (b) obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorizations, approvals, licenses and consents required in or by the laws and regulations of its jurisdiction of incorporation to enable it lawfully to enter into and perform its obligations under this Guaranty or to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of this Guaranty.

                                    ARTICLE V

                                  Miscellaneous

      SECTION 5.1 No Waiver; Cumulative Remedies. The failure or delay of the Beneficiary in exercising any right or remedy granted it hereunder shall not operate as a waiver of such right or remedy or be construed to be a waiver of any breach of any of the terms and conditions hereof or to be an acquiescence therein. Each and every right, power and remedy herein specifically given to the Beneficiary shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed as a waiver of the right to exercise at the same time or thereafter any other right, power or remedy A waiver by the Beneficiary of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Beneficiary would otherwise have.

      SECTION 5.2 Notices. All notices, demands, declarations, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof shall be writing and shall be given in accordance with Section 5.1 of the Indenture and, in the case of Guarantors, shall be addressed to any applicable Guarantor and sent to the applicable addresses as follows:

      Richard H. Ader
      820 Park Avenue
      New York, New York 10021

      Laurie Hawkes
      11 Eastway
      Bronxville, New York 10708

      David M. Ledy
      21 East 87th Street
      Apt. 10D
      New York, New York 10128

      Jonathan M. Molin
      349 East 49th Street
      New York, New York 10017

      David Silvers
      25 East 86th Street
      New York, New York 10028

      AP/RH Holdings, LLC
      c/o Apollo Real Estate Investment Fund III, L.P.
      1301 Avenue of the Americas
      New York, New York 10019

      Jack Genende
      29 Algonquin Drive
      Chappaqua, New York 10514

      SECTION 5.3 Amendments and Waivers; Successors and Assigns. (a) Neither this Guaranty nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by Guarantors and the Beneficiary.

            (b) This Guaranty shall be binding upon Guarantors and their respective successors end permitted assigns and shall inure to the benefit of the Beneficiary and its successors and assigns.

      SECTION 5.4 Severability. Any provision of or obligation under this Guaranty that is determined by competent authority to be prohibited and unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision or obligation in any other jurisdiction. To the extent permitted by applicable laws and regulations, each Guarantor hereby waives any provision of law that renders any provision or obligation hereof prohibited or unenforceable in any respect.

      SECTION 5.5 Termination. Except as may be otherwise expressly provided in the Indenture, subject to the provisions of Section 2.7 hereof, this Guaranty and each Guarantor's duties and obligations hereunder shall remain In full force and effect and be binding in accordance with its terms, until the date on which all Indebtedness and the obligations of each Guarantor hereunder shall have been satisfied by indefeasible payment and performance in full.

      SECTION 5.6 Entire Agreement. This Guaranty constitutes the entire agreement and supersedes all prior agreements and understandings both written and oral between or among Guarantors, Borrower and the Beneficiary with respect to the subject matter hereof.

      SECTION 5.7 Article Headings. The headings of the various Articles and Sections of this Guaranty are for convenience of reference only and shall not modify, define, expand or limit any of the terms of provisions hereof.

      SECTION 5.8 Jurisdiction; Agent for Service of Process. Any suit, action or proceeding, whether at law or in equity, including any declaratory judgment or similar suit or action, instituted by or against Guarantors arising out of or relating in any way to this Guaranty may be brought and enforced in the courts of the State of New York or of the United States for the Southern District of New York, and each Guarantor irrevocably consents and submits to the exclusive jurisdiction of such courts in respect of any suit, action or proceeding and each Guarantor hereby irrevocably agrees that all claims against it in respect of such action or proceeding against such Guarantor may be heard and determined in such courts. Each Guarantor further irrevocably consents to the service of process in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to such Guarantor or to its agent at its address as set forth in Section 5.2 or as set forth below, respectively. The foregoing shall not limit the right of the Beneficiary to serve process in any other manner permitted by law or to bring any action or proceeding, or to obtain execution of any judgment, in any other jurisdiction.

      SECTION 5.9 Waiver of Venue. Each Guarantor hereby irrevocably waives any option or objection that it may now or hereafter have to the laying of venue of any such action or proceeding arising under or relating to this Guaranty in any court located in the county of New York, State of New York, and hereby further irrevocably waives any claim that a court located in the County of New York, State of New York is not a convenient forum for any such action or proceeding. Each Guarantor agrees that, to the fullest extent permitted by applicable laws and regulations, a final, non-appealable judgment in any such action or proceeding obtained in any court described in Section 5.8 shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

      SECTION 5.10 WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY.

      SECTION 5.11 GOVERNING LAW. THIS GUARANTY SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES.

      SECTION 5.12 Subrogation. Until the obligations have been satisfied in full and during the continuation of this Guaranty, none of Guarantors shall, by virtue of any payment made, security realized or moneys received for or on account of the Obligations:

      (a) be subrogated to any rights, security or moneys held, received or receivable by the Beneficiary or be entitled to any right of contribution or indemnity;

      (b) demand, accept, assign, charge or otherwise dispute of any moneys, obligations or liabilities now or hereafter due or owing to any Guarantor from Borrower or Remainderman or take any step to enforce any right against Borrower or Remainderman;

      (c) claim or rank as creditor against the estate or in the bankruptcy or liquidation of Borrower or Remainderman;

      (d) receive, claim or have the benefit of any payment, distribution or security from or on account of Borrower or Remainderman or exercise any right of set-off or counterclaim as against Borrower or Remainderman or any other person or claim the benefit of the security or moneys held by or for the account of the Beneficiary; or

      (e) claim or endorse any right of contribution, indemnification or other form of reimbursement against Borrower, Remainderman or any Partner in respect of the Obligations.

      Each Guarantor shall forthwith pay to the Beneficiary (up to the amount of the Obligations then due to the Beneficiary) an amount equal to any amount recovered from the exercise of any right referred to above and shall forthwith pay or transfer, as the case may be, to and pending such payment or transfer shall hold in trust for the Beneficiary any of such payment or distribution or benefit of security in fact received by it.

      SECTION 5.13 Survival. All warranties, representations and covenants made by Guarantors herein or in any certificate or other instrument delivered by it under this Guaranty shall be considered to have been relied upon by the Beneficiary and shall survive the execution and delivery of this Guaranty and the termination of the Lease and the other Operative Documents regardless of any investigation made by the Beneficiary. All statements in any such certificate or other instrument shall constitute warranties and representations by Guarantors hereunder.

      SECTION 5.14 Counterparts. This Guaranty may be executed simultaneously in two or more counterparts each of which shall be deemed an original, and it shall not be necessary in making proof of this Guaranty to produce or account for more than one such counterpart hereunder.

      SECTION 5.15 Cooperation. Each Guarantor acknowledges that Beneficiary and its successors and assigns may enter into a Secondary Market Transaction. In connection therewith, upon request of Beneficiary, each Guarantor shall deliver to Beneficiary, at Beneficiary's sole cost and expense, a reaffirmation of each such Guarantor's obligations under this Guaranty of the date of such reaffirmation which may be relied upon by such Rating Agencies in connection with such secondary Market Transaction.

      IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed as of the day and year first set forth above.


                                       -----------------------------------------
                                       RICHARD A. ADER


                                       -----------------------------------------
                                       DAVID M. LEDY


                                       -----------------------------------------
                                       LAURIE A. HAWKES


                                       -----------------------------------------
                                       DAVID SILVERS


                                       -----------------------------------------
                                       JONATHAN M. MOLIN


                                       -----------------------------------------
                                       JACK GENENDE


                                       AP/RH HOLDINGS LLC, a Delaware
                                       limited liability company

                                       By: Kronus Property III, Inc., as Manager

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                GUARANTY OF RECOURSE OBLIGATIONS (REMAINDERMAN'S)

      THIS GUARANTY OF RECOURSE OBLIGATIONS, dated as of July 30, 1999 (together with all amendments and supplements hereto, this "Guaranty") made, jointly and severally, by AP/RH HOLDINGS LLC, a Delaware limited liability company, and the following individuals: RICHARD H. ADER, DAVID M. LEDY, LAURIE A. HAWKES, DAVID SILVERS, JONATHAN M. MOLIN and JACK GENENDE (collectively, "Guarantors" and each, a "Guarantor") in favor of BERKSHIRE HATHAWAY CREDIT CORPORATION, a Nebraska corporation, having an address at 1440 Kiewit, Omaha, Nebraska (together with its successors and assigns, collectively referred to herein as the "Beneficiary").

                                   WITNESSETH:

      WHEREAS, pursuant to that certain Promissory Note, dated of even date herewith, executed by ACCOTEL Property Investors LLC, a Delaware limited liability company ("Borrower"), and payable to the order of Beneficiary in the original principal amount of Seventy-Three Million Seven Hundred Twenty Thousand Dollars ($73,720,000) (together with all renewals, modifications, increases and extensions thereof, the "Note"), Borrower has become indebted, and may from time to time be further indebted, to Beneficiary with respect to a loan ("Loan") which is secured by the lien and security interest of the Indenture of Mortgage, Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Rents and Leases, of even date herewith (the "Indenture"), by Borrower and Accotel Remainder LLC, a Delaware limited liability company ("Remainderman") in favor of Beneficiary or one or more trustees for the benefit of Beneficiary and Beneficiary and further evidenced, secured or governed by other instruments and documents executed in connection with the Loan (together with the Note and Mortgage, the "Loan Documents"); and

      WHEREAS, Beneficiary is not willing to make the Loan, or otherwise extend credit, to Borrower unless Guarantors unconditionally guaranty payment and performance to Beneficiary of the Obligations (as herein defined) in accordance with the terms and conditions of this Guaranty; and

      WHEREAS, Guarantors are the owners of a direct or indirect interest in Remainderman, and Guarantors will directly benefit from the consummation of the transactions contemplated by the Loan Documents.

      NOW, THEREFORE, as an inducement to Beneficiary to make the Loan to Borrower, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                                   ARTICLE I

      SECTION 1.1 Definitions and Rules of Usage. Each capitalized term not otherwise defined herein shall have the meaning assigned thereto in the Indenture. The rules of usage set forth in the Indenture shall apply hereto.

                                   ARTICLE II

      SECTION 2.1 Guaranty of Obligations Under Operative Documents. (a) Each Guarantor absolutely, irrevocably and unconditionally guaranties to the Beneficiary payment of the Obligations as and when the same shall be due and payable. As used herein, the term "Obligations" means any and all loss, damage, cost, expense, liability, claim or other obligation incurred by Beneficiary (including attorneys' fees and costs of enforcing its obligations hereunder, but excluding consequential damages) arising out of or in connection with the following:

            (a) (i) fraud on the part of Remainderman or any Partner of Remainderman, or any claims against Remainderman or any Partner of Remainderman under the Racketeer Influences and Corrupt Organizations Act;

            (ii) misappropriation by Remainderman or any Partners of Remainderman, of rents, security deposits and casualty or condemnation proceeds with respect to any of the Mortgaged Properties, actually received by or at the direction of any of them or any of their Affiliates;

            (iii) knowing material misrepresentations by Remainderman or any Partners of Remainderman in the Loan Documents or any material untruth in any certificate, instrument or written statement or other document supplied to Beneficiary pursuant to or in connection with the Loan, including, without limitation, in any financial statements of U.S. Realty Advisors, L.L.C., Borrower, Remainderman or any of their Affiliates, which may be provided to Beneficiary in connection with the Loan;

            (iv) voluntary breach of covenants in the Indenture restricting Transfers of the Mortgaged Properties or Equity Interests in Remainderman or the voluntary creation of junior liens or the voluntary incurrence of additional indebtedness not otherwise permitted under the Indenture;

            (v) wilful and material breach of the single purpose entity covenants set forth in the Loan Documents but only in the event and to the extent that any such breach shall result in the assertion by third party creditors of the Partners of Remainderman that the assets of Remainderman are subject to the claims of such creditors; and

            (vi) Beneficiary's costs of enforcing any of the Loan Documents, but only (x) to the extent such costs arise in connection with, or as a result of, any defense, set-off, claim or counterclaim asserted in connection with such enforcement, and (y) if Remainderman is not the prevailing party in such enforcement action.

      (b) Notwithstanding anything to the contrary in any of the Loan Documents, Beneficiary shall not be deemed to have waived any right which Beneficiary may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Indebtedness secured by the Indenture or to require that all collateral shall continue to secure all of the Indebtedness owing to Beneficiary in accordance with the Loan Documents.

      (c) A Guarantor shall be released from such Guarantor's liabilities (other than those accrued), as set forth in this Guaranty upon a Permitted Transfer to an unrelated third party, provided that the principals of the Permitted Transferee assume such obligations pursuant to documentation reasonably satisfactory to Beneficiary and the identity and creditworthiness of such principals is satisfactory to Beneficiary, in Beneficiary's reasonable discretion, exercised in its good faith. Except as expressly set forth in the immediately preceding sentence, each Guarantor shall continue to remain liable hereunder, notwithstanding any Transfer which may be permitted under the Indenture.

      SECTION 2.2 Unconditional Obligations. This Guaranty is a primary obligation of each Guarantor and is an unconditional, absolute, present and continuing obligation and guaranty of payment (and not merely of collection) and the validity and enforceability of this Guaranty shall be absolute and unconditional and shall not be impaired, affected or in any way conditioned or contingent upon, nor subject to any reduction, limitation, impairment, termination, defense (other than the defense of prior payment or performance), offset, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by Guarantors) irrespective of (a) the making of a demand, the institution of suit or the taking of any other action to enforce performance, or observance by Borrower or Remainderman of the Obligations, (b) the validity, regularity or enforceability of any Operative Document or any of the Obligations or any collateral security, other guaranty, if any, or credit support therefor or right to offset with respect thereto at any time or from time to time held by the Beneficiary, (c) any defense, set-off or counterclaim (other than the defense of prior payment or performance) that may at any time be available to or be asserted by Borrower, Remainderman or any Guarantor against the Beneficiary,
(d) any attempt to collect from Borrower or Remainderman or any other entity or to perfect or enforce any security or (e) upon any other action, occurrence or circumstances whatsoever which might otherwise constitute a defense available to, or discharge of, a guarantor or surety of any type. This Guaranty may not be revoked by any Guarantor and shall continue to be effective with respect to any Obligations arising or created after any attempted revocation by any Guarantor and after (if a Guarantor is a natural person) such Guarantor's death (in which event this Guaranty shall be binding upon such Guarantor's estate and such Guarantor's legal representatives and heirs). Each Guarantor waives any requirement that the Beneficiary shall have instituted any suit, action or proceeding Or exhausted their remedies or taken any steps to enforce any rights against Borrower or Remainderman or any other Person (including, without limitation, any other Guarantor) or entity to compel any such performance or to collect all or any part of such amount pursuant to the provisions of the Operative Documents or at law or in equity, or otherwise, and regardless of any other condition or contingency. Lender shall not be required to mitigate damages, or take any other action to reduce the Obligations.

      SECTION 2.3 Amendments, etc., with Respect to the Obligations. Guarantors shall remain obligated hereunder notwithstanding that, without any reservation of rights against Guarantors and without notice to or further assent by Guarantors, (a) any demand for payment or performance of any of the Obligations made by the Beneficiary may be rescinded by the Beneficiary and any of the other Obligations continue to be in effect; (b)the Indebtedness and the Obligations, or the liability of any other party upon or for any part thereof, and any collateral security or guaranty therefor or right of offset with respect thereto, may be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Beneficiary; (c) any Operative Document, or any collateral security document or other guaranty or document executed and delivered in connection therewith or related thereto may be amended, modified, supplemented or terminated, in accordance with its terms, as the parties thereto may deem advisable; and (d) any collateral security, guaranty or right to offset held by the Beneficiary for the payment or performance of the Indebtedness or the Obligations may be sold, exchanged, waived, surrendered or released. For purposes of this Section 2.3, "demand" shall include the commencement and continuance of any legal proceedings.

      SECTION 2.4 Guarantor's Obligations Not Affected. Each Guarantor expressly agrees that the duties and obligations of such Guarantor under this Guaranty shall remain in full force and effect, without the necessity of any reservation of rights against such Guarantor or notice to or further assent by such Guarantor at any time and from time to time, in whole or in part, and without regard to, and shall not be impaired, released, discharged, terminated abated, deferred, diminished, modified or affected, in whole or in part, by any event, condition, occurrence, circumstance, proceeding, action or failure to act, with or without notice to, or the knowledge or consent of, such Guarantor, including, without limitation:

      (a) any extension, modification or renewal of, termination, addition or supplement to, or deletion from, any of the terms of or indulgence with respect to, or substitutions for, or forbearance of the Indebtedness or any part thereof or any agreement relating thereto at any time, including, without limitation, any of the Operative Documents;

      (b) any failure, refusal or omission to enforce any right, power or remedy with respect to the Indebtedness or any part thereof or any agreement relating thereto at any time, including, without limitation, any of the Operative Documents;

      (c) any waiver of any right, power or remedy or of any default with respect to the Indebtedness or any part thereof or any agreement relating thereto at any time, including, without limitation, any of the Operative Documents;

      (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other guaranties with respect to the Indebtedness or the Obligations or any part thereof, or any other obligation of any Person with respect to the Indebtedness or the Obligations or any part thereof;

      (e) the lack of genuineness, unenforceability or invalidity of the Indebtedness or any part thereof or any agreement relating thereto at any time, including, without limitation, any of the Operative Documents;

      (f) except as may be otherwise provided in the Indenture, any change in the ownership of Borrower or Remainderman or the insolvency, bankruptcy or any other change in the legal status of Borrower, Remainderman or any Guarantor or any rejection or modification of the obligations of Borrower or Remainderman or those of any Person under the Operative Documents as a result of any bankruptcy, reorganization, insolvency or similar proceeding;

      (g) the change in or the imposition of any applicable laws and regulations or other governmental act that does or might impair, delay or in any way affect the validity, enforceability, or the payment when due, of the Indebtedness or the Obligations to the extent not prohibited by Applicable Laws and Regulations or otherwise;

      (h) the existence of any claim, set off or other rights or defenses (other than the defense of prior payment or performance) that any Guarantor may have at any time against Borrower or Remainderman or the Beneficiary or any other Person in connection herewith or with an unrelated transaction and the existence of any claim, setoff or other rights or defenses that Borrower or Remainderman may have against any Guarantor, the Beneficiary or any other Person in connection with the Operative Documents or with an unrelated transaction;

      (i) any merger or consolidation of Borrower, Remainderman or any Guarantor into or with any other Person, or, except as may be otherwise expressly provided in the Indenture, any sale, lease or transfer of any or all of the assets of Borrower, Remainderman or any Guarantor to any other Person;

      (j) the rights, powers or privileges the Beneficiary may now or hereafter have against any Person or collateral;

      (k) any defect in title, condition, operation or fitness of use of any Property, any casualty or condemnation affecting any Property or any sublease, assignment, renewal; extension or other transfer or continuation of Borrower's or Remainderman's rights under the Operative Documents, whether in accordance with the terms of the Operative Documents or otherwise;

      (l) any exchange, surrender or release, in whole or in part, of any security which may be held by the Beneficiary under the Operative Documents; or

      (m) any other action, omission, occurrence or circumstance whatsoever which may in any manner or to any extent vary the risk or effect a legal or equitable defense or discharge of any Guarantor hereunder as a matter of law or otherwise.

      SECTION 2.5 Waiver by Guarantors. Each Guarantor unconditionally waives and releases, to the fullest extent permitted by applicable laws and regulations, any and all (a) notice of the acceptance of this Guaranty and of any change in Borrower's or Remainderman's financial condition or of the occurrence of any breach by Borrower or Remainderman under the Loan Documents or any Event of Default; (b) notices of the creation, renewal, extension or accrual of any Obligation or any of the matters referred to in Section 2.04 hereof or any notice of or proof of reliance by the Beneficiary upon this Guaranty or acceptance of this Guaranty (the Indebtedness shall conclusively be deemed to have been created, contracted, incurred, renewed, extended, amended or waived in reliance upon this Guaranty and all dealings between Borrower, Remainderman or any Guarantor and the Beneficiary shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty); (c) notices which may be required by statute, rule of law or otherwise, now or hereafter in effect to preserve intact any rights of the Beneficiary against any Guarantor, (d) the right to interpose all substantive and procedural defenses of the law of guaranty, indemnification and suretyship, except the defenses of prior payment or prior performance by Borrower, Remainderman or any Guarantor of the Obligations; (e) all rights and remedies accorded by applicable laws and regulations to guarantors or sureties, including any extension of time conferred by any law now or hereafter in effect; (f) any right or claim of right to cause a marshaling of Borrower's or Remainderman's assets or to cause the Beneficiary to proceed against Borrower or Remainderman or any collateral held by the Beneficiary at any time or in any particular order; (g) rights to the endorsement, assertion or exercise by the Beneficiary of any right, power, privilege or remedy conferred herein or in any Operative Document or otherwise; (h) requirements of promptness or diligence on the part of the Beneficiary; (i) any renewal, extension or continuation of Borrower's or Remainderman's rights under the Operative Documents or any notices of the sale, transfer or other disposition of any right, title to or interest in the Mortgaged Properties or any Operative Document; (j) rights and defenses arising out of an election of remedies by the Beneficiary, even though that election of remedies has destroyed Guarantors' rights of subrogation and reimbursement against Borrower and/or Remainderman by operation of law or otherwise; (k) other circumstances whatsoever (except the defenses of prior payment or prior performance by Borrower, Remainderman or any Guarantor of the Obligations) which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or which might otherwise limit recourse against any Guarantor, or (l) the right to interpose any defense (except defense of prior payment or prior performance) set off or counterclaim of any nature or description in any action or proceeding. No failure to exercise end no delay in exercising, on the part of the Beneficiary, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other power or right. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

      SECTION 2.6 [Intentionally Omitted].

      SECTION 2.7 Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, in whole or in part, of any of the indebtedness or the Obligations (i) is rescinded or must otherwise be restored or returned by the Beneficiary upon the bankruptcy, insolvency, reorganization, arrangement, adjustment, composition, dissolution, liquidation, or the like, of Borrower, Remainderman or any Guarantor, or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to Borrower, Remainderman or any Guarantor or any substantial part of either Person's respective property, or otherwise, or
(ii) is returned to Borrower, Remainderman or any Guarantor by reason of a decree, moratorium or other sovereign act of any governmental authority, In each case, all as though such payment had not been made notwithstanding any termination of this Guaranty or any Operative Document.

                                  ARTICLE III

      SECTION 3.1 Representations and Warranties of Guarantor. Each Guarantor hereby represents and warrants to the Beneficiary as of the Closing Date that:

      (a) Benefit. Such Guarantor is the owner of a direct or indirect interest in Borrower and Remainderman, and has received or will receive, direct or indirect benefit from the making of the Loan.

      (b) Authorizations. All acts, conditions, authorizations and other things required to be done, fulfilled and performed by such Guarantor in order:

            (i) to enable such Guarantor lawfully to enter into, exercise such Guarantor's rights under and perform and comply with the obligations expressed to be assumed by such Guarantor in this Guaranty; and

            (ii) to ensure that the obligations expressed to be assumed by such Guarantor in this Guaranty are legal, valid and binding and enforceable against such Guarantor in accordance with the respective terms thereof; have been done, fulfilled and performed and are in full force and effect.

      (c) Legal Validity. This Guaranty has been duly executed and delivered by such Guarantor. The obligations expressed to be assumed by such Guarantor in this Guaranty are legal and valid obligations binding on it and enforceable in accordance with the terms of this Guaranty except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors generally and by general equitable principles. This Guaranty is in full force and effect as of the Closing Date, not subject to any right of rescission, setoff; counterclaim or defense by such Guarantor nor will the operation of any of the terms of the Guaranty or the exercise of any right thereunder, render this Guaranty unenforceable against such Guarantor, in whole or in part, or subject to any right of rescission, setoff, counterclaim or defense by such Guarantor and such Guarantor has not asserted any right of rescission, setoff, counterclaim or defense with respect thereto.

      (d) Litigation. No action, suit, arbitration, governmental investigation, or administrative proceeding of or before any court, tribunal, agency or other governmental authority, is current, pending or to be the best of such Guarantor's knowledge and belief threatened which might, if adversely determined, (i) have a material adverse affect on such Guarantor's business, or financial condition or its ability to perform its obligations hereunder or (ii) restrain such Guarantor from entering into, exercising any of its rights under or performing, enforcing or complying with any of its obligations hereunder.

      (e) Non-conflict. The execution, delivery and performance of this Guaranty will not constitute to the best of such Guarantor's knowledge any breach of or default under, any contractual, governmental or public obligation binding upon such Guarantor.

      (f) Consents. Such Guarantor is not required to obtain any consent, permit, license, approval, order or authorization from, or to file any declaration or statement with, any governmental authority or any waiver of any right of any Person, in connection with or as a condition to the execution, delivery or performance of or as a condition to the validity of this Guaranty.

      (g) Consent to Jurisdiction, Admissibility, etc. Such Guarantor has properly consented to the jurisdiction of the state and Federal courts located within the County of New York, State of New York. Such Guarantor has also properly consented to service of process of writs, summons and other legal process as provided herein, which consent to service of process will be effective against such Guarantor and the choice of law provision of Section 5.11 hereof that provides that this Guaranty is governed by the laws of the State of New York is valid.

      (h) Bankruptcy. There are no bankruptcy or insolvency proceedings pending or threatened against such Guarantor.

                                   ARTICLE IV

                                    Covenants

      SECTION 4.1 Affirmative Covenants. Each Guarantor (other than an individual Guarantor) hereby covenants, for the benefit of the Beneficiary, (a) to preserve and keep in full force and effect its existence; and (b) obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorizations, approvals, licenses and consents required in or by the laws and regulations of its jurisdiction of incorporation to enable it lawfully to enter into and perform its obligations under this Guaranty or to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of this Guaranty.

                                   ARTICLE V

                                  Miscellaneous

      SECTION 5.1 No Waiver; Cumulative Remedies. The failure or delay of the Beneficiary in exercising any right or remedy granted it hereunder shall not operate as a waiver of such right or remedy or be construed to be a waiver of any breach of any of the terms and conditions hereof or to be an acquiescence therein. Each and every right, power and remedy herein specifically given to the Beneficiary shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed as a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. A waiver by the Beneficiary of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Beneficiary would otherwise have.

      SECTION 5.2 Notices. All notices, demands, declarations, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof shall be in writing and shall be given in accordance with Section 5.1 of the Indenture and, in the case of Guarantors, shall be addressed to any applicable Guarantor and sent to the applicable addresses as follows:

      Richard H. Ader
      820 Park Avenue
      New York, New York 10021

      Laurie Hawkes
      11 Eastway
      Bronxville, New York 10708

      David M. Ledy
      21 East 87th Street
      Apt. 10D
      New York, New York 10128

      Jonathan M. Molin
      349 East 49th Street
      New York, New York 10017

      David Silvers
      25 East 86th Street
      New York, New York 10028

      AP/RH Holdings, LLC
      c/o Apollo Real Estate Investment Fund III, L.P.
      1301 Avenue of the Americas
      New York, New York 10019

      Jack Genende
      29 Algonquin Drive
      Chappaqua, New York 10514

      SECTION 5.3 Amendments and Waivers; Successors and Assigns. (a) Neither this Guaranty nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by Guarantors and the Beneficiary.

            (b) This Guaranty shall be binding upon Guarantors and their respective successors and permitted assigns and shall inure to the benefit of the Beneficiary and its successors and assigns.

      SECTION 5.4 Severability. Any provision of or obligation under this Guaranty that is determined by competent authority to be prohibited and unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision or obligation in any other jurisdiction. To the extent permitted by applicable laws and regulations, each Guarantor hereby waives any provision of law that renders any provision or obligation hereof prohibited or unenforceable in any respect.

      SECTION 5.5 Termination. Except as may be otherwise expressly provided in the Indenture, subject to the provisions of Section 2.7 hereof; this Guaranty and each Guarantor's duties and obligations hereunder shall remain in full force and effect and be binding in accordance with its terms, until the date on which all Indebtedness and the obligations of each Guarantor hereunder shall have been satisfied by indefeasible payment and performance in full.

      SECTION 5.6 Entire Agreement. This Guaranty constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between or among Guarantors, Borrower and the Beneficiary with respect to the subject matter hereof.

      SECTION 5.7 Article Headings. The headings of the various Articles and Sections of this Guaranty are for convenience of reference only and shall not modify, define, expand or limit any of the terms of provisions hereof.

      SECTION 5.8 Jurisdiction; Agent for Service of Process. Any suit, action or proceeding, whether at law or in equity, including any declaratory judgment or similar suit or action, instituted by or against Guarantors arising out of or relating in any way to this Guaranty may be brought and enforced in the courts of the State of New York or of the United States for the Southern District of New York, and each Guarantor irrevocably consents and submits to the exclusive jurisdiction of such courts in respect of any suit, action or proceeding and each Guarantor hereby irrevocably agrees that all claims against it in respect of such action or proceeding against such Guarantor may be heard and determined in such courts. Each Guarantor further irrevocably consents to the service of process in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to such Guarantor or to its agent at its address as set forth in Section 5.2 or as set forth below, respectively. The foregoing shall not limit the right of the Beneficiary to serve process in any other manner permitted by law or to bring any action or proceeding, or to obtain execution of any judgment, in any other jurisdiction.

      SECTION 5.9 Waiver of Venue. Each Guarantor hereby irrevocably waives any option or objection that it may now or hereafter have to the laying of venue of any such action or proceeding arising under or relating to this Guaranty in any court located in the county of New York, State of New York, and hereby further irrevocably waives any claim that a court located in the County of New York, State of New York is not a convenient forum for any such action or proceeding. Each Guarantor agrees that, to the fullest extent permitted by applicable laws and regulations, a final, non-appealable judgment in any such action or proceeding obtained in any court described in Section 5.8 shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

      SECTION 5.10 WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY.

      SECTION 5.11 GOVERNING LAW. THIS GUARANTY SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES.

      SECTION 5.12 Subrogation. Until the obligations have been satisfied in full and during the continuation of this Guaranty, none of Guarantors shall, by virtue of any payment made, security realized or moneys received for or on account of the Obligations:

      (a) be subrogated to any rights, security or moneys held, received or receivable by the Beneficiary or be entitled to any right of contribution or indemnity;

      (b) demand, accept, assign, charge or otherwise dispute of any moneys, obligations or liabilities now or hereafter due or owing to any Guarantor from Borrower or Remainderman or take any step to enforce any right against Borrower or Remainderman;

      (c) claim or rank as creditor against the estate or in the bankruptcy or liquidation of Borrower or Remainderman;

      (d) receive, claim or have the benefit of any payment, distribution or security from or on account of Borrower or Remainderman or exercise any right of set-off or counterclaim as against Borrower or Remainderman or any other person or claim the benefit of the security or moneys held by or for the account of the Beneficiary; or

      (e) claim or endorse any right of contribution, indemnification or other form of reimbursement against Borrower, Remainderman or any Partner in respect of the Obligations.

      Each Guarantor shall forthwith pay to the Beneficiary (up to the amount of the Obligations then due to the Beneficiary) an amount equal to any amount recovered from the exercise of any right referred to above and shall forthwith pay or transfer, as the case may be, to and pending such payment or transfer shall hold in trust for the Beneficiary any of such payment or distribution or benefit of security in fact received by it.

      SECTION 5.13 Survival. All warranties, representations and covenants made by Guarantors herein or in any certificate or other instrument delivered by it under this Guaranty shall be considered to have been relied upon by the Beneficiary and shall survive the execution and delivery of this Guaranty and the termination of the Lease and the other Operative Documents, regardless of any investigation made by the Beneficiary. All statements in any such certificate or other instrument shall constitute warranties and representations by Guarantors hereunder.

      SECTION 5.14 Counterparts. This Guaranty may be executed simultaneously in two or more counterparts each of which shall be deemed an original, and it shall not be necessary in making proof of this Guaranty to produce or account for more than one such counterpart hereunder.

      SECTION 5.15 Cooperation. Each Guarantor acknowledges that Beneficiary and its successors and assigns may enter into a Secondary Market Transaction. In connection therewith, upon request of Beneficiary, each Guarantor shall deliver to Beneficiary, at Beneficiary's sole cost and expense, a reaffirmation of each such Guarantor's obligations under this Guaranty as of the date of such reaffirmation which may be relied upon by such Rating Agencies in connection with such Secondary Market Transaction.

      IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed as of the day and year first set forth above.


                                       -----------------------------------------
                                       RICHARD A. ADER


                                       -----------------------------------------
                                       DAVID M. LEDY


                                       -----------------------------------------
                                       LAURIE A. HAWKES


                                       -----------------------------------------
                                       DAVID SILVERS


                                       -----------------------------------------
                                       JONATHAN M. MOLIN


                                       -----------------------------------------
                                       JACK GENENDE


                                       AP/RH HOLDINGS LLC, a Delaware
                                       limited liability company
                                       By: Kronus Property III, Inc., as Manager

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                               GUARANTY OF PAYMENT

      THIS GUARANTY OF PAYMENT, dated as of July 30, 1999 (together with all amendments and supplements hereto, this "Guaranty") made, jointly and severally, by AP/RH HOLDINGS LLC, a Delaware limited liability company, and the following individuals: RICHARD H. ADER, DAVID M. LEDY, LAURIE A. HAWKES, DAVID SILVERS, JONATHAN M. MOLIN and JACK GENENDE (collectively, "Guarantors" and each, a "Guarantor") in favor of BERKSHIRE HATHAWAY CREDIT CORPORATION, a Nebraska corporation, having an address at 1440 Kiewit Plaza, Omaha, Nebraska 68131 (together with its successors and assigns, collectively referred to herein as the "Beneficiary").

                                   WITNESSETH:

      WHEREAS, pursuant to that certain Promissory Note, dated of even date herewith, executed by ACCOTEL Property Investors LLC, a Delaware limited liability company ("Borrower"), and payable to the order of Beneficiary in the original principal amount of $73,720,000.00 (together with all renewals, modifications, increases and extensions thereof, the "Note"), Borrower has become indebted, and may from time to time be further indebted, to Beneficiary with respect to a loan ("Loan") which is secured by the lien and security interest of the Indenture of Mortgage, Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Rents and Leases, of even date herewith (the "Indenture"), by Borrower and Accotel Remainder LLC, a Delaware limited liability company ("Remainderman") in favor of Beneficiary or one or more trustees for the benefit of Beneficiary and Beneficiary and further evidenced, secured or governed by other instruments and documents executed in connection with the Loan (together with the Note and Mortgage, the "Loan Documents") and

      WHEREAS, Beneficiary is not willing to make the Loan, or otherwise extend credit, to Borrower unless Guarantors deliver this Guaranty; and

      WHEREAS, Guarantors are the owners of a direct or indirect interest in Borrower, and Guarantors will directly benefit from Beneficiary making the Loan to Borrower.

      NOW, THEREFORE, as an inducement to Beneficiary to make the Loan to Borrower, arid for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantors hereby jointly and severally agree as follows:

                                   ARTICLE I

      SECTION 1.1 Definitions and Rules of Usage. Each capitalized term not otherwise defined herein shall have the meaning assigned thereto in the Indenture. The rules of usage set forth in the Indenture shall apply hereto.

                                   ARTICLE II

      SECTION 2.1 Guarantee of Obligations Under Operative Documents. (a) Subject to Sections 2.1(c) and (f) below, each Guarantor absolutely, irrevocably and unconditionally guarantees to Beneficiary payment of the Obligations (as defined below) as and when the same shall be due and payable. Each Guarantor hereby irrevocably and unconditionally agrees that each such Guarantor is liable for the Obligations as a primary obligor.

      (b) As used herein, the term "Obligations" means the principal amount of the Loan, and all interest accrued thereon, any Make Whole Premium, Late Charges, Default Rate Interest and any other Indebtedness from time to time outstanding and the amount of any and all Enforcement Costs, "Enforcement Costs" means the costs, fees and expenses incurred by Beneficiary to enforce, protect, maintain, preserve or foreclose Beneficiary's rights, remedies and interests under and in respect of any of the Loan Documents (including, without limitation, this Guaranty), including, without limitation, attorneys' fees and disbursements.

            (c) Notwithstanding anything contained herein to the contrary, this Guaranty is a currently existing obligation of each Guarantor; provided, however, that Beneficiary agrees to forebear from enforcing this Guaranty against any Guarantor unless and until there has occurred a Trigger Event (as hereinafter defined).

            (d) "Trigger Event" means one or more of the following events:

                  (i) if Borrower and/or Remainderman files any voluntary
            petition under any Chapter of Title 11 of the United States Code, as amended (the "Bankruptcy Code"), or files any petition for dissolution or liquidation or takes other action to dissolve or to liquidate, or in any manner seeks any relief under any local, state, federal or other insolvency laws or other laws providing for relief of debtors; or

                  (ii) if any involuntary petition under any Chapter of the
            Bankruptcy Code is filed against Borrower and/or Remainderman, or if Borrower and/or Remainderman directly or indirectly becomes the subject of any proceedings pursuant to any local, state, federal or other insolvency laws or other laws providing for the relief of debtors, or in equity, either at the present time or at any time hereafter, if and only if Borrower, Remainderman or any direct or indirect equity investor therein has instigated, consented to, acted in concert or conspired with such creditors of Borrower and/or Remainderman (other than Beneficiary) to cause the filing thereof.

            (e) A Guarantor shall be released from such Guarantor's liabilities (other than those accrued), as set forth in this Guaranty upon a Permitted Transfer by such Guarantor to an unrelated third party, provided that the principals of the Permitted Transferee assume such obligations pursuant to documentation reasonably satisfactory to Beneficiary and the identity and creditworthiness of such principals is satisfactory to Beneficiary, in Beneficiary's reasonable discretion, exercised in its good faith. Except as expressly set forth in the immediately preceding sentence, each Guarantor shall continue to remain liable hereunder, notwithstanding any Transfer which may be permitted under the Indenture.

            (f) Notwithstanding the foregoing previsions of this Section 2.1, if Beneficiary commences an action under this Guaranty against one or more Guarantors as a result of an alleged occurrence of a Trigger Event of the type described in Section 2.1(d)(ii) above, and such Guarantors prevail in such action, then such Guarantors shall not be obligated to pay Beneficiary's Enforcement Costs in connection with such action and Beneficiary shall reimburse such Guarantors for the costs and expenses (including, without limitation, attorneys' fees and disbursements) of such Guarantors in connection with such action. Furthermore, if it is determined pursuant to a final and non-appealable decision of a court of competent jurisdiction that Beneficiary knowingly acted in bad faith in commencing such action, Beneficiary shall pay to any Guarantor which was named by Beneficiary as a party to such action, a sum equal to three times the amount of the legal fees and expenses incurred by such Guarantor in connection with such action.

      SECTION 2.2 Unconditional Obligations. This Guaranty is a primary obligation of Guarantors and is an unconditional, absolute, present and continuing obligation and guarantee of payment (and not merely of collection) and the validity and enforceability of this Guaranty shall be absolute and unconditional and shall not be impaired, affected or in any way conditioned or contingent upon, nor subject to any reduction, limitation, impairment, termination, defense (other than the defense of prior payment or performance), offset, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by Guarantors) irrespective of (a) the making of a demand, the institution of suit or the taking of any other action to enforce performance, or observance by Borrower or Remainderman of the Obligations, (b) the validity, regularity or enforceability of any Operative Document or any of the Obligations or any collateral security, other guarantee, if any, or credit support therefor or right to offset with respect thereto at any time or from time to time held by the Beneficiary, (c) any defense, set-off or counterclaim (other than the defense of prior payment or performance) that may at any time be available to or be asserted by Borrower, Remainderman or any Guarantor against the Beneficiary,
(d) any attempt to collect from Borrower or Remainderman or any other entity or to perfect or enforce any security or (e) upon any other action, occurrence or circumstances whatsoever which might otherwise constitute a defense available to, or discharge of, a guarantor or surety of any type. This Guaranty may not be revoked by any Guarantor and shall continue to be effective with respect to any Obligations arising or created after any attempted revocation by any Guarantor and after (if a Guarantor is a natural person) such Guarantor's death (in which event this Guaranty shall be binding upon such Guarantor's estate and such Guarantor's legal representatives and heirs). Each Guarantor waives any requirement that the Beneficiary shall have instituted any suit, action or proceeding or exhausted their remedies or taken any steps to enforce any rights against Borrower or Remainderman or any other Person (including, without limitation, any other Guarantor) or entity to compel any such performance or to collect all or any part of such amount pursuant to the provisions of the Operative Documents or at law or in equity, or otherwise, and regardless of any other condition or contingency. Beneficiary shall not be required to mitigate damages, or take any other action to reduce the Obligations.

      SECTION 2.3 Amendments, etc., with Respect to the Obligations. Guarantors shall remain obligated hereunder notwithstanding that, without any reservation of rights against Guarantors and without notice to or further assent by Guarantors, (a) any demand for payment or performance of any of the Obligations made by the Beneficiary may be rescinded by the Beneficiary and any of the other Obligations continue to be in effect; (b) the Obligations, or the liability of any other party upon or for any part thereof, and any collateral security or guarantee therefor or right of offset with respect thereto, may be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Beneficiary; (c) any Operative Document, or any collateral security document or other guarantee or document executed and delivered in connection therewith or related thereto may be amended, modified, supplemented or terminated, in accordance with its terms, as the parties thereto may deem advisable; and (d) any collateral security, guarantee or right to offset held by the Beneficiary for the payment or performance of the Obligations may be sold, exchanged, waived, surrendered or released. For purposes of this Section 2.3, "demand" shall include the commencement and continuance of any legal proceedings.

      SECTION 2.4 Guarantor's Obligations Not Affected. Each Guarantor expressly agrees that the duties and obligations of such Guarantor under this Guaranty shall remain in full force and effect, without the necessity of any reservation of rights against such Guarantor or notice to or further assent by such Guarantor at any time and from time to time, in whole or in part, and without regard to, and shall not be impaired, released, discharged, terminated abated, deferred, diminished, modified or affected, in whole or in part, by any event; condition, occurrence, circumstance, proceeding, action or failure to act, with or without notice to, or the knowledge or consent of, such Guarantor, including, without limitation:

            (a) any extension, modification or renewal of, termination, addition or supplement to, or deletion from, any of the terms of or indulgence with respect to, or substitutions for, or forbearance of the Obligations or any part thereof or any agreement relating thereto at any time, including, without limitation, any of the Operative Documents;

            (b) any failure, refusal or omission to enforce any right, power or remedy with respect to the Obligations or any part thereof or any agreement relating thereto at any time, including, without limitation, any of the Operative Documents;

            (c) any waiver of any right, power or remedy or of any default with respect to the Obligations or any part thereof or any agreement relating thereto at any time, including, without limitation, any of the Operative Documents;

            (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other guarantees with respect to the Obligations or any part thereof, or any other obligation of any Person with respect to the Obligations or any part thereof;

            (e) the lack of genuineness, unenforecability or invalidity of the Obligations or any part thereof or any agreement relating thereto at any time, including, without limitation, any of the Operative Documents;

            (f) any change in the ownership of Borrower or Remainderman or the insolvency, bankruptcy or any other change in the legal status of Borrower, Remainderman or any Guarantor or any rejection or modification of the obligations of Borrower or Remainderman or those of any Person under the Operative Documents as a result of any bankruptcy, reorganization, insolvency or similar proceeding;

            (g) the change in or the imposition of any applicable laws and regulations or other governmental act that does or might impair, delay or in any way affect the validity, enforceability, or the payment when due, of the Obligations to the extent not prohibited by Applicable Laws and Regulations or otherwise;

            (h) the existence of any claim, set off or other rights or defenses (other than the defense of prior payment or performance) that any Guarantor may have at any time against Borrower or Remainderman or the Beneficiary or any other Person in connection herewith or with an unrelated transaction and the existence of any claim, setoff or other rights or defenses that Borrower or Remainderman may have against any Guarantor, the Beneficiary or any other Person in connection with the Operative Documents or with an unrelated transaction;

            (i) any merger or consolidation of Borrower, Remainderman or any Guarantor into or with any other Person, or any sale, lease or transfer of any or all of the assets of Borrower, Remainderman or any Guarantor to any other Person;

            (j) the rights, powers or privileges the Beneficiary may now or hereafter have against any Person or collateral;

            (k) any defect in title, condition, operation or fitness of use of any Property, any casualty or condemnation affecting any Property or any sublease, assignment, renewal, extension or other transfer or continuation of Borrower's or Remainderman's rights under the Operative Documents, whether in accordance with the terms of the Operative Documents or otherwise;

            (l) any exchange, surrender or release, in whole or in part, of any security which may be held by the Beneficiary under the Operative Documents; or

            (m) any other action, omission, occurrence or circumstance whatsoever which may in any manner or to any extent vary the risk or effect a legal or equitable defense or discharge of any Guarantor hereunder as a matter of law or otherwise.

      SECTION 2.5 Waiver by Guarantors. Each Guarantor unconditionally waives and releases, to the fullest extent permitted by applicable laws and regulations, any and all (a) notice of the acceptance of this Guaranty and of any change in Borrower's or Remainderman's financial condition or of the occurrence of any breach by Borrower or Remainderman under the Loan Documents or any Event of Default; (b) notices of the creation, renewal, extension or accrual of any Obligation or any of the matters referred to in Section 2.04 hereof or any notice of or proof of reliance by the Beneficiary upon this Guaranty or acceptance of this Guaranty (the Indebtedness shall conclusively be deemed to have been created, contracted, incurred, renewed, extended, amended or waived in reliance upon this Guaranty and all dealings between Borrower, Remainderman or any Guarantor and the Beneficiary shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty); (c) notices which may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights of the Beneficiary against any Guarantor; (d) the right to interpose all substantive and procedural defenses of the law of guaranty, indemnification and suretyship, except the defenses of prior payment or prior performance by Borrower, Remainderman or any Guarantor of the Obligations; (e) all rights and remedies accorded by applicable laws and regulations to guarantors or sureties, including any extension of time conferred by any law now or hereafter in effect; (f) any right or claim of right to cause a marshaling of Borrower's or Remainderman's assets or to cause the Beneficiary to proceed against Borrower or Remainderman or any collateral held by the Beneficiary at any time or in any particular order; (g) rights to the endorsement, assertion or exercise by the Beneficiary of any right, power, privilege or remedy conferred herein or in any Operative Document or otherwise;
(h) requirements of promptness or diligence on the part of the Beneficiary; (i) any renewal, extension or continuation of Borrower's or Remainderman's rights under the Operative Documents or any notices of the sale, transfer or other disposition of any right, title to or interest in the Mortgaged Properties or any Operative Document; (j) rights and defenses arising out of an election of remedies by the Beneficiary, even though that election of remedies has destroyed Guarantors' rights of subrogation and reimbursement against Borrower and/or Remainderman by operation of law or otherwise; (k) other circumstances whatsoever (except the defenses of prior payment or prior performance by Borrower, Remainderman or any Guarantor of the Obligations) which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or which might otherwise limit recourse against any Guarantor; or (l) the right to interpose any defense (except defense of prior payment or prior performance) set off or counterclaim of any nature or description in any action or proceeding. No failure to exercise and no delay in exercising, on the part of the Beneficiary, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other power or right. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

      SECTION 2.6 [Intentionally Omitted]

      SECTION 2.7 Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Obligations (i) is rescinded or must otherwise be restored or returned by the Beneficiary upon the bankruptcy, insolvency, reorganization, arrangement, adjustment, composition, dissolution, liquidation, or the like, of Borrower, Remainderman or any Guarantor, or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to Borrower, Remainderman or any Guarantor or any substantial part of either Person's respective property, or otherwise, or (ii) is returned to Borrower, Remainderman or any Guarantor by reason of a decree, moratorium or other sovereign act of any governmental authority, in each case, all as though such payment had not been made notwithstanding any termination of this Guaranty or any Operative Document.

                                  ARTICLE III

      SECTION 3.1 Representations and Warranties of Guarantor. Each Guarantor hereby represents and warrants to the Beneficiary as of the Closing Date that:

            (a) Benefit. Such Guarantor is the owner of a direct or indirect interest in Borrower and Remainderman, and has received or will receive, direct or indirect benefit from the making of the Loan.

            (b) Authorizations. All acts, conditions, authorizations and other things required to be done, fulfilled and performed by such Guarantor in order:

                  (i) to enable such Guarantor lawfully to enter into, exercise such Guarantor's rights under and perform and comply with the obligations expressed to be assumed by such Guarantor in this Guaranty; and

                  (ii) to ensure that the obligations expressed to be assumed by such Guarantor in this Guaranty are legal, valid and binding and enforceable against such Guarantor in accordance with the respective terms thereof;

have been done, fulfilled and performed and are in full force and effect.

            (c) Legal Validity. This Guaranty has been duly executed and delivered by such Guarantor. The obligations expressed to be assumed by such Guarantor in this Guaranty are legal and valid obligations binding on it and enforceable in accordance with the terms of this Guaranty except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors generally and by general equitable principles. This Guaranty is in full force and effect as of the Closing Date, not subject to any right of rescission, setoff, counterclaim or defense by such Guarantor nor will the operation of any of the terms of the Guaranty or the exercise of any right thereunder, render this Guaranty unenforceable against such Guarantor, in whole or in part, or subject to any right of rescission, setoff, counterclaim or defense by such Guarantor and such Guarantor has not asserted any right of rescission, setoff, counterclaim or defense with respect thereto.

            (d) Litigation. No action, suit, arbitration, governmental investigation, or administrative proceeding of or before any court, tribunal, agency or other governmental authority, is current, pending or to be the best of such Guarantor's knowledge and belief threatened which might, if adversely determined, (i) have a material adverse affect on such Guarantor's business, or financial condition or its ability to perform its obligations hereunder or (ii) restrain such Guarantor from entering into, exercising any of its rights under or performing, enforcing or complying with any of its obligations hereunder.

            (e) Non-conflict. The execution, delivery and performance of this Guaranty will not constitute to the best of such Guarantor's knowledge any breach of, or default under, any contractual, governmental or public obligation binding upon such Guarantor.

            (f) Consents. Such Guarantor is not required to obtain any consent, permit, license, approval, order or authorization from, or to file any declaration or statement with, any governmental authority or any waiver of any right of any Person, in connection with or as a condition to the execution, delivery or performance of or as a condition to the validity of this Guaranty.

            (g) Consent to Jurisdiction, Admissibility, etc. Such Guarantor has properly consented to the jurisdiction of the state and Federal courts located within the County of New York, State of New York. Such Guarantor has also properly consented to service of process of writs, summons and other legal process as provided herein, which consent to service of process will be effective against such Guarantor and the choice of law provision of Section 5.11 hereof that provides that this Guaranty is governed by the laws of the State of New York is valid.

            (h) Bankruptcy. There are no bankruptcy or insolvency proceedings pending or threatened against such Guarantor.

                                   ARTICLE IV

      SECTION 4.1 Affirmative Covenants. Each Guarantor (other than an individual Guarantor) hereby covenants, for the benefit of the Beneficiary, to
(a) to preserve and keep in full force and effect its existence; and (b) obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorizations, approvals, licenses and consents required in or by the laws and regulations of its jurisdiction of incorporation to enable it lawfully to enter into and perform its obligations under this Guaranty or to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of this Guaranty.

                                    ARTICLE V

                                  Miscellaneous

      SECTION 5.1 No Waiver; Cumulative Remedies. The failure or delay of the Beneficiary in exercising any right or remedy granted it hereunder shall not operate as a waiver of such right or remedy or be construed to be a waiver of any breach of any of the terms and conditions hereof or to be an acquiescence therein. Each and every right, power and remedy herein specifically given to the Beneficiary shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed as a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. A waiver by the Beneficiary of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Beneficiary would otherwise have.

      SECTION 5.2 Notices. All notices, demands, declarations, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof shall be in writing and shall be given in accordance with Section 5.1 of the Indenture and, in the case of Guarantors, shall be addressed to any applicable Guarantor and sent to the applicable addresses as follows:

      Richard H. Ader
      820 Park Avenue
      New York, New York 10021

      Laurie Hawkes
      11 Eastway
      Bronxville, New York 10708

      David M. Ledy
      21 East 87th Street
      Apt. 10D
      New York, New York 10128

      Jonathan M. Molin
      349 East 49th Street
      New York, New York 10017

      David Silvers
      25 East 86th Street
      New York, New York 10028

      AP/RH Holdings, LLC
      c/o Apollo Real Estate Investment Fund III, L.P.
      1301 Avenue of the Americas
      New York, New York 10019

      Jack Genende
      29 Algonquin Drive
      Chappaqua, New York 10514

      SECTION 5.3 Amendments and Waivers; Successors and Assigns. (a) Neither this Guaranty nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by Guarantors and the Beneficiary.

            (b) This Guaranty shall be binding upon Guarantors and their respective successors and permitted assigns and shall inure to the benefit of the Beneficiary and its successors and assigns.

      SECTION 5.4 Severability. Any provision of or obligation under this Guaranty that is determined by competent authority to be prohibited and unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision or obligation in any other jurisdiction. To be extent permitted by applicable laws and regulations, each Guarantor hereby waives any provision of law that renders any provision or obligation hereof prohibited or unenforceable in any respect.

      SECTION 5.5 Termination. Subject to the provisions Sections 2.7 hereof, this Guaranty and each Guarantor's duties and obligations hereunder shall remain in full force and effect and be binding in accordance with its terms, until the date on which all Indebtedness and the obligations of each Guarantor hereunder shall have been satisfied by indefeasible payment and performance in full.

      SECTION 5.6 Entire Agreement. This Guaranty constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral between or among Guarantors, Borrower and the Beneficiary with respect to the subject matter hereof.

      SECTION 5.7 Article Headings. The headings of the various Articles and Sections of this Guaranty are for convenience of reference only and shall not modify, define, expand or limit any of the terms of provisions hereof.

      SECTION 5.8 Jurisdiction; Agent for Service of Process. Any suit, action or proceeding, whether at law or in equity, including any declaratory judgment or similar suit or action, instituted by or against Guarantors arising out of or relating in any way to this Guaranty may be brought and enforced in the courts of the State of New York or of the United States for the Southern District of New York, and each Guarantor irrevocably consents and submits to the exclusive jurisdiction of such courts in respect of any suit, action or proceeding and each Guarantor hereby irrevocably agrees that all claims against it in respect of such action or proceeding against such Guarantor may be heard and determined in such courts. Each Guarantor further irrevocably consents to the service of process in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to such Guarantor or to its agent at its address as set forth in Section 5.2 or as set forth below, respectively. The foregoing shall not limit the right of the Beneficiary to serve process in any other manner permitted by law or to bring any action or proceeding, or to obtain execution of any judgment, in any other jurisdiction.

      SECTION 5.9 Waiver of Venue. Each Guarantor hereby irrevocably waives any option or objection that it may now or hereafter have to the laying of venue of any such action or proceeding arising under or relating to this Guaranty in any court located in the county of New York, State of New York, and hereby further irrevocably waives any claim that a court located in the County of New York, State of New York is not a convenient forum for any such action or proceeding. Each Guarantor agrees that, to the fullest extent permitted by applicable laws and regulations, a final, non-appealable judgment in any such action or proceeding obtained in any court described in Section 5.8 shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

      SECTION 5.10 WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY.

      SECTION 5.11 GOVERNING LAW. THIS GUARANTY SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTEER CHOICE OF LAW AND CONFLICTS I OF LAW RULES.

      SECTION 5.12 Subrogation. Until the Obligations have been satisfied in full and during the continuation of this Guaranty, none of Guarantors shall, by virtue of any payment made, security realized or moneys received for or on account of the Obligations:

            (a) be subrogated to any rights, security or moneys held, received or receivable by the Beneficiary or be entitled to any right of contribution or indemnity;

            (b) demand, accept, assign, charge or otherwise dispute of any moneys, obligations or liabilities now or hereafter due or owing to any Guarantor from Borrower or Remainderman or take any step to enforce any right against Borrower or Remainderman;

            (c) claim or rank as creditor against the estate or in the bankruptcy or liquidation of Borrower or Remainderman;

            (d) receive, claim or have the benefit of any payment, distribution or security from or on account of Borrower or Remainderman or exercise any right of set-off or counterclaim as against Borrower or Remainderman or any other person or claim the benefit of the security or moneys held by or for the account of the Beneficiary; or

            (e) claim or endorse any right of contribution, indemnification or other form of reimbursement against Borrower, Remainderman or any Partner in respect of the Obligations.

      Each Guarantor shall forthwith pay to the Beneficiary (up to the amount of the Obligations then due to the Beneficiary) an amount equal to any amount recovered from the exercise of any right referred to above and shall forthwith pay or transfer, as the case may be, to and pending such payment or transfer shall hold in trust for the Beneficiary any of such payment or distribution or benefit of security in fact received by it.

      SECTION 5.13 Survival. All warranties, representations and covenants made by Guarantors herein or, in any certificate or other instrument delivered by it under this Guaranty shall be considered to have been relied upon by the Beneficiary and shall survive the execution and delivery of this Guaranty and the termination of the Lease and the other Operative Documents, regardless of any investigation made by the Beneficiary. All statements in any such certificate or other instrument shall constitute warranties and representations by Guarantors hereunder.

      SECTION 5.14 Counterparts. This Guaranty may be executed simultaneously in two or more counterparts each of which shall be deemed an original, and it shall not be necessary in making proof of this Guaranty to produce or account for more than one such counterpart, hereunder.

      SECTION 5.15 Cooperation. Each Guarantor acknowledges that Beneficiary and its successors and assigns may enter into a Secondary Market Transaction. In connection therewith, upon request of Beneficiary, each Guarantor shall deliver to Beneficiary, at Beneficiary's sole cost and expense, a reaffirmation of each such Guarantor's obligations under this Guaranty as of the date of such reaffirmation which may be relied upon by such Rating Agencies in connection with such Secondary Market Transaction.

      IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed as of the day and year first set forth above.


                                       -----------------------------------------
                                       RICHARD A. ADER


                                       -----------------------------------------
                                       DAVID M. LEDY


                                       -----------------------------------------
                                       LAURIE A. HAWKES


                                       -----------------------------------------
                                       DAVID SILVERS


                                       -----------------------------------------
                                       JONATHAN M. MOLIN


                                       -----------------------------------------
                                       JACK GENENDE


                                       AP/RH HOLDINGS LLC, a Delaware
                                       limited liability company

                                       By: Kronus Property III, Inc., as Manager

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                     EXHIBIT G-2

                                    GUARANTY

      THIS GUARANTY, dated as of January ___, 2003 (together with all amendments and supplements hereto, this "Guaranty") made, jointly and severally, by PRESIDIO CAPITAL INVESTMENT COMPANY, LLC, a Delaware limited liability company, NORTHSTAR PARTNERSHIP, L.P., a Delaware limited partnership, and NORTHSTAR CAPITAL INVESTMENT CORP., a Maryland corporation (collectively, "Guarantors" and each, a "Guarantor"), in favor of AP/RH HOLDINGS LLC, a Delaware limited liability company, and the following individuals: RICHARD H. ADER, DAVID M. LEDY, LAURIE A. HAWKES, DAVID SILVERS, JONATHAN M. MOLIN and JACK GENENDE ( each a "Beneficiary" and together with their respective successors and assigns, collectively referred to herein as the "Beneficiaries").

                                   WITNESSETH:

      WHEREAS, pursuant to that certain Promissory Note, dated as of July 30, 1999, executed by Accotel Property Investors LLC, a Delaware limited liability company ("Borrower"), and payable to the order of Berkshire Hathaway Credit Corporation ("Lender") in the original principal amount of Seventy-Three Million Seven Hundred Twenty Thousand Dollars ($73,720,000.00), which was amended, as of October 5, 1999, to increase the principal amount thereof to Seventy-Seven Million Two Hundred Seventy Thousand Dollars ($77,270,000.00) (together with all other renewals, modifications, increases and extensions thereof, the "Note"), Borrower has become indebted to Lender with respect to a loan ("Loan") which is secured by the lien and security interest of the Indenture of Mortgage, Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Rents and Leases, dated as of July 30, 1999 (as amended, modified and supplemented, the "Indenture"), by Borrower and Accotel Remainder LLC, a Delaware limited liability company ("Remainderman"), in favor of Lender or one or more trustees for the benefit of Lender and further evidenced, secured or governed by other instruments and documents executed in connection with the Loan (together with the Note and Indenture, and as amended, modified and supplemented, the "Loan Documents"); and

      WHEREAS, in connection with the Loan, Beneficiaries delivered the following guaranties to Lender: (i) that certain Guaranty of Recourse Obligations (Owner), dated as of July 30, 1999 (as the same may have been amended, supplemented or reaffirmed, the "Beneficiary Recourse Guaranty"), and
(ii) that certain Guaranty of Payment, dated as of July 30, 1999 (as the same may have been amended, supplemented or reaffirmed, the "Beneficiary Bankruptcy Guaranty", and together with the Beneficiary Recourse Guaranty, the "Beneficiary Guaranties"); and

      WHEREAS, Shelbourne JV, LLC, a Delaware limited liability company ("JV"), desires to acquire 100% of the membership interest in Accotel Equity Investors, LLC ("Equity"), the sole member of Borrower; and

      WHEREAS, the Beneficiary Guaranties will not be released in connection with the acquisition of the membership interest in Equity by JV; and

      WHEREAS, Beneficiaries are not willing to allow the acquisition of interests in Equity by JV while the Beneficiary Guaranties are in effect unless Guarantors unconditionally guaranty payment and performance of the Obligations (as hereinafter defined) in accordance with the terms and conditions of this Guaranty; and

      WHEREAS, Guarantors are the owners of a direct or indirect interest in JV, and Guarantors will directly benefit from Beneficiaries permitting the acquisition of interests in Equity by JV.

      NOW, THEREFORE, as an inducement to Beneficiaries to permit the acquisition of interests in Equity by JV, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                                   Article I

      SECTION 1.1 Definitions and Rules of Usage. Each capitalized term not otherwise defined herein shall have the meaning assigned thereto in the Indenture. The rules of usage set forth in the Indenture shall apply hereto.

                                   Article II

      SECTION 2.1 Guaranty of Obligations Under Operative Documents. (a) Each Guarantor absolutely, irrevocably and unconditionally guaranties to the Beneficiaries payment of the Obligations as and when the same shall be due and payable. As used herein, the term "Obligations" means the Recourse Obligations and the Bankruptcy Obligations.

      (b) As used herein, the term "Recourse Obligations" means any and all loss, damage, cost, expense, liability, claim or other obligation incurred by or asserted against any Beneficiary to or for the benefit of Lender and attorneys' fees and costs of enforcing the obligations hereunder (but excluding consequential damages) arising out of or in connection with the following:

            (i) fraud on the part of any Guarantor or any direct or indirect equity investor in Borrower (other than Equity) which controls, is controlled by or is under common control with, directly or indirectly, any Guarantor (each, a "Guarantor Control Party"), or any claims against any Guarantor or any Guarantor Control Party under the Racketeer Influences and Corrupt Organizations Act;

            (ii) misappropriation by any Guarantor or any Guarantor Control Party, of rents, security deposits and casualty or condemnation proceeds with respect to any of the Mortgaged Properties, actually received by or at the direction of any of them or any of their Affiliates;

            (iii) any material untruth in any certificate, instrument or written statement or other document supplied by any Guarantor or any Guarantor Control Party to the Lender or to Borrower (on which Borrower relies in delivering a certificate, instrument, written statement or other document to Lender) pursuant to or in connection with the Loan, including, without limitation, in any financial statements of any of such entities, which may be provided to Lender in connection with the Loan;


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

            (iv) voluntary breach of covenants in the Indenture restricting Transfers of the Mortgaged Properties or Equity Interests in Borrower by any Guarantor or any Guarantor Control Party or the voluntary creation of junior liens or the voluntary incurrence of additional indebtedness not otherwise permitted under the Indenture by any Guarantor or any Guarantor Control Party;

            (v) willful and material breach of the single purpose entity covenants set forth in the Loan Documents by any Guarantor or any Guarantor Control Party but only in the event and to the extent that any such breach shall result in the assertion by third party creditors of the Partners of Borrower that the assets of Borrower are subject to the claims of such creditors; and

            (vi) Lender's costs of enforcing any of the Loan Documents, but only
      (x) to the extent such costs arise in connection with, or as a result of, any defense, set-off, claim or counterclaim asserted by Guarantor or any Guarantor Control Party in connection with such enforcement, and (y) if Borrower is not the prevailing party in such enforcement action.

For purposes hereof, the term "control" shall mean the power to direct and prohibit the action by the designated equity investor giving rise to the Recourse Obligation. It is the intention hereunder that Guarantors fully indemnify the Beneficiaries from and against any loss, damage, cost, expense, liability, claim or other obligation incurred or asserted under the Beneficiary Recourse Guaranty to the extent it arises as a result of a matter described in clauses (i) through (vi) of this Section 2.1(b).

      (c) As used herein, the term "Bankruptcy Obligations" means the principal amount of the Loan, and all interest accrued thereon, any Make Whole Premium, Late Charges, Default Rate Interest and any other Indebtedness from time to time outstanding and the amount of any and all Enforcement Costs. "Enforcement Costs" means the costs, fees and expenses incurred by any Beneficiary or Lender to enforce, protect, maintain, preserve or foreclose any Beneficiary's or Lender's rights, remedies and interests under and in respect of this Guaranty or any of the Loan Documents (including, without limitation, the Beneficiary Bankruptcy Guaranty), including, without limitation, attorneys' fees and disbursements.

      Notwithstanding anything contained herein to the contrary, this Guaranty is a currently existing obligation of each Guarantor; provided, however, that Beneficiaries agree to forebear from enforcing this Guaranty only with respect to the Bankruptcy Obligations against any Guarantor unless and until there has occurred a Trigger Event (as hereinafter defined). "Trigger Event" means one or more of the following events:

            (vii) if Guarantor or any Guarantor Control Party causes Borrower to file any voluntary petition under any chapter of Title 11 of the United States Code, as amended (the "Bankruptcy Code"), or to file any petition for dissolution or liquidation or take other action to dissolve or to liquidate, or in any manner seek any relief under any local, state, federal or other insolvency laws or other laws providing for relief of debtors; or

            (viii) if any involuntary petition under any Chapter of the Bankruptcy Code is filed against Borrower, or if Borrower directly or indirectly becomes the subject of any proceedings pursuant to any local, state, federal or other insolvency laws or other laws providing for the relief of debtors, or in equity, either at the present time or at any time. hereafter, if and only if any Guarantor or any Guarantor Control Party has instigated, consented to, acted in concert or conspired with such creditors of Borrower (other than Lender) to cause the filing thereof;


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

      provided, however, that a Trigger Event shall not be deemed to have occurred unless and until Lender shall have asserted a claim against any Beneficiary under the Beneficiary Bankruptcy Guaranty arising from a matter described in clause (i) or (ii) of this Section 2.1(c) and, except for any Enforcement Costs that may have been incurred by any Beneficiary, the Bankruptcy Obligations shall not exceed the amount claimed by Lender (it being understood that it is intended that Guarantors fully indemnify the Beneficiaries from and against any claim by Lender under the Beneficiary Bankruptcy Guaranty to the extent that a claim thereunder arises as a result of a Trigger Event hereunder).

      (d) Guarantors shall be automatically released from Guarantors' liabilities (other than those accrued), as set forth in this Guaranty at such time as no Guarantor shall have any interest, direct or indirect, in Borrower as a result of a Transfer to an Approved Transferee (as defined in that certain Consent dated even date herewith by the Lender ("Lender's Consent")), provided that Beneficiary shall have received not less than 15 days prior written notice of such Transfer and all of the conditions and requirements provided in the Lender's Consent with respect to such Transfer shall have been satisfied, as evidenced by a written confirmation to that effect received by the Beneficiaries from Lender. This Guaranty shall not be affected or impaired by the termination, release or expiration of that certain Guaranty dated even date herewith from Shelbourne Properties I, Inc., Shelbourne Properties II, Inc. and Shelbourne Properties III, Inc. in favor of Beneficiaries. Except as expressly set forth in the second preceding sentence, each Guarantor shall continue to remain liable hereunder, notwithstanding any Transfer which may be permitted under the Indenture.

      SECTION 2.2 Unconditional Obligations. This Guaranty is a joint and several, primary obligation of each Guarantor and is an unconditional, absolute, present and continuing obligation and guaranty of payment (and not merely of collection) and the validity and enforceability of this Guaranty shall be absolute and unconditional and shall not be impaired, affected or in any way conditioned or contingent upon, nor subject to any reduction, limitation, impairment, termination, defense (other than the defense of prior payment or performance), offset, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by Guarantors) irrespective of (a) the making of a demand, the institution of suit or the taking of any other action to enforce performance, or observance by Borrower or Remainderman of the Obligations, (b) the validity, regularity or enforceability of any Operative Document or any of the Obligations or any collateral security, other guaranty, if any, or credit support therefor or right to offset with respect thereto at any time or from time to time held by any Beneficiary, (c) any defense, set-off or counterclaim (other than the defense of prior payment or performance) that may at any time be available to or be asserted by Borrower, Remainderman or any Guarantor against any Beneficiary, (d) any attempt to collect from Borrower or Remainderman or any other entity or to perfect or enforce any security or (e) upon any other action, occurrence or circumstances whatsoever which might otherwise constitute a defense available to, or discharge of, a guarantor or surety of any type. This Guaranty may not be revoked by any Guarantor and shall continue to be effective with respect to any Obligations arising or created after any attempted revocation by any Guarantor and after (if a Guarantor is a natural person) such Guarantor's death (in which event this Guaranty shall be binding upon such Guarantor's estate and such Guarantor's legal representatives and heirs). Each Guarantor waives any requirement that any Beneficiary shall have instituted any suit, action or proceeding or exhausted their remedies or taken any steps to enforce any rights against Borrower or Remainderman or any other Person (including, without limitation, any other guarantor) or entity to compel any such performance or to collect all or any part of such amount pursuant to the provisions of the Operative Documents or at law or in equity, or otherwise, and regardless of any other condition or contingency. Lender shall not be required to mitigate damages, or take any other action to reduce the Obligations.

      SECTION 2.3 Amendments, etc., with Respect to the Obligations. Guarantors shall remain obligated hereunder notwithstanding that, without any reservation of rights against Guarantors and without notice to or further assent by Guarantors, (a) any demand for payment or performance of any of the Obligations made by any Beneficiary may be rescinded by such Beneficiary and any of the other Obligations continue to be in effect; (b) any demand for payment or performance of any of the obligations under the Beneficiary Guaranties made by the Lender may be rescinded by the Lender and any of such other obligations continue to be in effect, (c) the Indebtedness and the Obligations, or the liability of any other party upon or for any part thereof, and any collateral security or guaranty therefor or right of offset with respect thereto, may be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender or any Beneficiary; (d) any Operative Document, or any collateral security document or other guaranty or document executed and delivered in connection therewith or related thereto may be amended, modified, supplemented or terminated, in accordance with its terms, as the parties thereto may deem advisable; and (e) any collateral security, guaranty or right to offset held by the Lender or any Beneficiary for the payment or performance of the Indebtedness or the Obligations may be sold, exchanged, waived, surrendered or released. For purposes of this Section 2.3, "demand" shall include the commencement and continuance of any legal proceedings.

      SECTION 2.4 Guarantor's Obligations Not Affected. Each Guarantor expressly agrees that the duties and obligations of such Guarantor under this Guaranty shall remain in full force and effect, without the necessity of any reservation of rights against such Guarantor or notice to or further assent by such Guarantor at any time and from time to time, in whole or in part, and without regard to, and shall not be impaired, released, discharged, terminated abated, deferred, diminished, modified or affected, in whole or in part, by any event, condition, occurrence, circumstance, proceeding, action or failure to act, with or without notice to, or the knowledge or consent of, such Guarantor, including, without limitation:

      (a) any extension, modification or renewal of, termination, addition or supplement to, or deletion from, any of the terms of or indulgence with respect to, or substitutions for, or forbearance of the Obligations or the Indebtedness or any part thereof or any agreement relating thereto at any time, including, without limitation, any of the Operative Documents;

      (b) any failure, refusal or omission to enforce any right, power or remedy with respect to the Obligations or the Indebtedness or any part thereof or any agreement relating thereto at any time, including, without limitation, any of the Operative Documents;

      (c) any waiver of any right, power or remedy or of any default with respect to the Obligations or the Indebtedness or any part thereof or any agreement relating thereto at any time, including, without limitation, any of the Operative Documents;

      (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other guaranties with respect to the Obligations, the Indebtedness or the obligations under the Beneficiary Guaranties or any part thereof, or any other obligation of any Person with respect to the Obligations, the Indebtedness or the obligations under the Beneficiary Guaranties or any part thereof;

      (e) the lack of genuineness, unenforceability or invalidity of the Obligations or the Indebtedness or any part thereof or any agreement relating thereto at any time, including, without limitation, any of the Operative Documents;

      (f) except as may be otherwise expressly provided in the Indenture or this Guaranty, any change in the ownership of Borrower, Equity or JV or the insolvency, bankruptcy or any other change in the legal status of Borrower, Equity, JV or any Guarantor or any rejection or modification of the obligations of Borrower or those of any Person under the Operative Documents as a result of any bankruptcy, reorganization, insolvency or similar proceeding;

      (g) the change in or the imposition of any applicable laws and regulations or other governmental act that does or might impair, delay or in any way affect the validity, enforceability, or the payment when due, of the Obligations, the Indebtedness or the obligations under the Beneficiary Guaranties to the extent not prohibited by Applicable Laws and Regulations or otherwise;

      (h) the existence of any claim, set off or other rights or defenses (other than the defense of prior payment or performance) that any Guarantor may have at any time against Borrower or any Beneficiary, Lender or any other Person in connection herewith or with an unrelated transaction and the existence of any claim, setoff or other rights or defenses that any Beneficiary may have against any Guarantor, Borrower, Lender or any other Person in connection with the Operative Documents or with an unrelated transaction;

      (i) any merger or consolidation of Borrower, Equity, JV or any Guarantor into or with any other Person, or, except as may be otherwise expressly provided in the Indenture, any sale, lease or transfer of any or all of the assets of Borrower, Equity, JV or any Guarantor to any other Person;

      (j) the rights, powers or privileges any Beneficiary or Lender may now or hereafter have against any Person or collateral;

      (k) any defect in title, condition, operation or fitness of use of any Property, any casualty or condemnation affecting any Property or any sublease, assignment, renewal, extension or other transfer or continuation of Borrower's rights under the Operative Documents, whether in accordance with the terms of the Operative Documents or otherwise;

      (l) any exchange, surrender or release, in whole or in part, of any security which may be held by the Lender under the Operative Documents; or

      (m) any other action, omission, occurrence or circumstance whatsoever which may in any manner or to any extent vary the risk or effect a legal or equitable defense or discharge of any Guarantor hereunder as a matter of law or otherwise.


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

      SECTION 2.5 Waiver by Guarantors. Each Guarantor unconditionally waives and releases, to the fullest extent permitted by applicable laws and regulations, any and all (a) notice of the acceptance of this Guaranty and of any change in Borrower's financial condition or of the occurrence of any breach by Borrower under the Loan Documents or any Event of Default; (b) notices of the creation, renewal, extension or accrual of any Obligation or any of the matters referred to in Section 2.4 hereof or any notice of or proof of reliance by any Beneficiary upon this Guaranty or acceptance of this Guaranty (the assignment of interests in Equity shall conclusively be deemed to have been created, contracted, incurred, renewed, extended, amended or waived in reliance upon this Guaranty and all dealings between Borrower, Remainderman or any Guarantor and the Beneficiaries shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty); (c) notices which may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights of the Beneficiaries against any Guarantor; (d) the right to interpose all substantive and procedural defenses of the law of guaranty, indemnification and suretyship, except the defenses of prior payment or prior performance by any Guarantor of the Obligations; (e) all rights and remedies accorded by applicable laws and regulations to guarantors or sureties, including any extension of time conferred by any law now or hereafter in effect; (f) any right or claim of right to cause a marshaling of Borrower's or Remainderman's assets or to cause the Beneficiaries to proceed against Borrower or Remainderman or any collateral held by the Beneficiaries at any time or in any particular order; (g) rights to the endorsement, assertion or exercise by the Beneficiaries or the Lender of any right, power, privilege or remedy conferred herein or in any Operative Document or otherwise; (h) requirements of promptness or diligence on the part of the Beneficiary or Lender; (i) any renewal, extension or continuation of Borrower's or Remainderman's rights under the Operative Documents or any notices of the sale, transfer or other disposition of any right, title to or interest in the Mortgaged Properties or any Operative Document; (j) rights and defenses arising out of an election of remedies by the Beneficiaries or Lender, even though that election of remedies has destroyed Guarantors' rights of subrogation and reimbursement against Borrower by operation of law or otherwise; (k) other circumstances whatsoever (except the defenses of prior payment or prior performance by any Guarantor of the Obligations) which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or which might otherwise limit recourse against any Guarantor; or (l) the right to interpose any defense (except defense of prior payment or prior performance) set off or counterclaim of any nature or description in any action or proceeding. No failure to exercise and no delay in exercising, on the part of any Beneficiary or Lender, any right, power or privilege hereunder or under the Beneficiary Guaranties shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other power or right. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

      SECTION 2.6 SECTION 2.6 [Intentionally Omitted]

      SECTION 2.7 Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Obligations paid by any Guarantor (i) is rescinded or must otherwise be restored or returned by the Beneficiary upon the bankruptcy, insolvency, reorganization, arrangement, adjustment, composition, dissolution, liquidation, or the like, of Borrower, Remainderman, Equity, JV or any Guarantor, or as a result of, the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to Borrower, Remainderman, Equity, JV or any Guarantor or any substantial part of either Person's respective property, or otherwise, or (ii) is returned to any Guarantor by reason of a decree, moratorium or other sovereign act of any governmental authority, in each case, all as though such payment had not been made notwithstanding any termination of this Guaranty or any Operative Document.


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

                                  Article III

      SECTION 3.1 Representations and Warranties of Guarantor. Each Guarantor hereby represents and warrants to the Beneficiary as of the Closing Date that:

      (a) Benefit. Such Guarantor is the owner of a direct or indirect interest in Borrower and has received or will receive, direct or indirect benefit from the acquisition by JV of its interests in Equity.

      (b) Authorizations. All acts, conditions, authorizations and other things required to be done, fulfilled and performed by such Guarantor in order:

            (i) to enable such Guarantor lawfully to enter into, exercise such Guarantor's rights under and perform and comply with the obligations expressed to be assumed by such Guarantor in this Guaranty; and

            (ii) to ensure that the obligations expressed to be assumed by such Guarantor in this Guaranty are legal, valid and binding and enforceable against such Guarantor in accordance with the respective terms thereof; have been done, fulfilled and performed and are in full force and effect.

      (c) Legal Validity. This Guaranty has been duly executed and delivered by such Guarantor. The obligations expressed to be assumed by such Guarantor in this Guaranty are legal and valid obligations binding on it and enforceable in accordance with the terms of this Guaranty except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors generally and by general equitable principles. This Guaranty is in full force and effect as of the date of acquisition by JV of its interest in Equity, not subject to any right of rescission, setoff, counterclaim or defense by such Guarantor nor will the operation of any of the terms of the Guaranty or the exercise of any right thereunder, render this Guaranty unenforceable against such Guarantor, in whole or in part, or subject to any right of rescission, setoff, counterclaim or defense by such Guarantor and such Guarantor has not asserted any right of rescission, setoff, counterclaim or defense with respect thereto.

      (d) Litigation. No action, suit, arbitration, governmental investigation, or administrative proceeding of or before any court, tribunal, agency or other governmental authority, is current, pending or to be the best of such Guarantor's knowledge and belief threatened which might, if adversely determined, (i) have a material adverse affect on such Guarantor's business, or financial condition or its ability to perform its obligations hereunder or (ii) restrain such Guarantor from entering into, exercising any of its rights under or performing, enforcing or complying with any of its obligations hereunder.

      (e) Non-conflict. The execution, delivery and performance of this Guaranty will not constitute to the best of such Guarantor's knowledge any breach of, or default under, any contractual, governmental or public obligation binding upon such Guarantor.

      (f) Consents. Such Guarantor is not required to obtain any consent that has not been obtained or any permit, license, approval, order or authorization from, or to file any declaration or statement with, any governmental authority or any waiver of any right of any Person, in connection with or as a condition to the execution, delivery or performance of or as a condition to the validity of this Guaranty.

      (g) Consent to Jurisdiction, Admissibility, etc. Such Guarantor has properly consented to the jurisdiction of the state and federal courts located within the County of New York, State of New York. Such Guarantor has also properly consented to service of process of writs, summons and other legal process as provided herein, which consent to service of process will be effective against such Guarantor and the choice of law provision of Section 5.11 hereof that provides that this Guaranty is governed by the laws of the State of New York is valid.

      (h) Bankruptcy. There are no bankruptcy or insolvency proceedings pending or threatened against such Guarantor.

                                   Article IV

                                    Covenants

      SECTION 4.1 Affirmative Covenants. Each Guarantor hereby covenants, for the benefit of the Beneficiaries, (a) to preserve and keep in full force and effect its existence; and (b) obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorizations, approvals, licenses and consents required in or by the laws and regulations of its jurisdiction of incorporation to enable it lawfully to enter into and perform its obligations under this Guaranty or to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of formation of this Guaranty.

                                   Article V

                                 Miscellaneous

      SECTION 5.1 No Waiver; Cumulative Remedies. The failure or delay of any Beneficiary in exercising any right or remedy granted it hereunder shall not operate as a waiver of such right or remedy or be construed to be a waiver of any breach of any of the terms and conditions hereof or to be an acquiescence therein. Each and every right, power and remedy herein specifically given to the Beneficiaries shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed as a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. A waiver by the Beneficiaries of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Beneficiaries would otherwise have.

      SECTION 5.2 Notices. All notices, demands, declarations, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof shall be in writing and shall be effective if hand delivered, sent by certified or registered, United States mail, postage prepaid, return receipt requested, or expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, at the applicable address listed below or by facsimile to the applicable facsimile number listed below:

If to any Guarantor:
                                    c/o NorthStar Capital Investment Corp.
                                    527 Madison Avenue
                                    New York, New York  10022
                                    Attention: Richard J. McCready
                                               Steven Kauff
                                    FAX: 212-319-4557

         With a copy to:
                                    Skadden, Arps, Slate, Meagher & Flom LLP
                                    Four Times Square
                                    New York, New York  10036
                                    Attention: Benjamin F. Needell, Esq.
                                    FAX: 212-735-2000

If to any Beneficiary:
                                    c/o U.S. Realty Advisors
                                    1370 Avenue of the Americas, 29th Floor
                                    New York, New York  10019
                                    FAX:  212-581-4950

Such address or facsimile numbers may be changed by any party by a written notice to the other parties hereto in the manner provided for in this Section. A notice shall be deemed to have been given when received or upon refusal to accept.

      SECTION 5.3 Amendments and Waivers; Successors and Assigns. (a) Neither this Guaranty nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by Guarantors and the Beneficiaries.

      (b) This Guaranty shall be binding upon Guarantors and their respective successors and permitted assigns and shall inure to the benefit of the Beneficiaries and their respective successors and assigns.

      SECTION 5.4 Severability. Any provision of or obligation under this Guaranty that is determined by competent authority to be prohibited and unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision or obligation in any other jurisdiction. To the extent permitted by applicable laws and regulations, each Guarantor hereby waives any provision of law that renders any provision or obligation hereof prohibited or unenforceable in any respect.

      SECTION 5.5 Termination. Except as may be otherwise expressly provided in this Guaranty, subject to the provisions of Sections 2.1(d) and 2.7 hereof, this Guaranty and each Guarantor's duties and obligations hereunder shall remain in full force and effect and be binding in accordance with its terms, until the later of (i) the date on which all obligations of each Guarantor hereunder shall have been satisfied by indefeasible payment and performance in full and (ii) the date on which the Beneficiary Guaranties have been indefeasibly terminated, discharged and released in full.


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

      SECTION 5.6 Entire Agreement. This Guaranty constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral between or among Guarantors and the Beneficiary with respect to the subject matter hereof.

      SECTION 5.7 Article Headings. The headings of the various Articles and Sections of this Guaranty are for convenience of reference only and shall not modify, define, expand or limit any of the terms of provisions hereof.

      SECTION 5.8 Jurisdiction; Agent for Service of Process. Any suit, action or proceeding, whether at law or in equity, including any declaratory judgment or similar suit or action, instituted by or against Guarantors arising out of or relating in any way to this Guaranty may be brought and enforced in the courts of the State of New York or of the United States for the Southern District of New York, and each Guarantor irrevocably consents and submits to the exclusive jurisdiction of such courts in respect of any suit, action or proceeding and each Guarantor hereby irrevocably agrees that all claims against it in respect of such action or proceeding against such Guarantor may be heard and determined in such courts. Each Guarantor further irrevocably consents to the service of process in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to such Guarantor or to its agent at its address as set forth in Section 5.2 or as set forth below, respectively. The foregoing shall not limit the right of the Beneficiary to serve process in any other manner permitted by law or to bring any action or proceeding, or to obtain execution of any judgment, in any other jurisdiction.

      SECTION 5.9 Waiver of Venue. Each Guarantor hereby irrevocably waives any option or objection that it may now or hereafter have to the laying of venue of any such action or proceeding arising under or relating to this Guaranty in any court located in the country of New York, State of New York, and hereby further irrevocably waives any claim that a court located in the County of New York, State of New York is not a convenient forum for any such action or proceeding. Each Guarantor agrees that, to the fullest extent permitted by applicable laws and regulations, a final, non- appealable judgment in any such action or proceeding obtained in any court described in Section 5.8 shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

      SECTION 5.10 WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY.

      SECTION 5.11 GOVERNING LAW. THIS GUARANTY SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES.


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

      SECTION 5.12 Subrogation. Until the Indebtedness has been satisfied in full and during the continuation of this Guaranty, none of Guarantors shall, by virtue of any payment made, security realized or moneys received for or on account of the Obligations:

      (a) be subrogated to any rights, security or moneys held, received or receivable by the Beneficiary or be entitled to any right of contribution or indemnity;

      (b) demand, accept, assign, charge or otherwise dispute of any moneys, obligations or liabilities now or hereafter due or owing to any Guarantor from Borrower or Remainderman or take any step to enforce any right against Borrower or Remainderman;

      (c) claim or rank as creditor against the estate or in the bankruptcy or liquidation of Borrower or Remainderman;

      (d) receive, claim or have the benefit of any payment, distribution or security from or on account of Borrower or Remainderman or exercise any right of set-off or counterclaim as against Borrower or Remainderman or any other person or claim the benefit of the security or moneys held by or for the account of the Beneficiaries; or

      (e) claim or endorse any right of contribution, indemnification or other form of reimbursement against Borrower, Remainderman or any Partner in respect of the Obligations.

      Each Guarantor shall forthwith pay to the Beneficiaries (up to the amount of the Obligations then due to the Beneficiaries) an amount equal to any amount recovered from the exercise of any right referred to above and shall forthwith pay or transfer, as the case may be, to and pending such payment or transfer shall hold in trust for the Beneficiaries any of such payment or distribution or benefit of security in fact received by it.

      SECTION 5.13 Survival. All warranties, representations and covenants made by Guarantors herein or in any certificate or other instrument delivered by it under this Guaranty shall be considered to have been relied upon by the Beneficiaries and shall survive the execution and delivery of this Guaranty, regardless of any investigation made by the Beneficiaries. All statements in any such certificate or other instrument shall constitute warranties and representations by Guarantors hereunder.

      SECTION 5.14 Counterparts. This Guaranty may be executed simultaneously in two or more counterparts each of which shall be deemed an original, and it shall not be necessary in making proof of this Guaranty to produce or account for more than one such counterpart. hereunder.

      SECTION 5.15 Cooperation. Upon request of any Beneficiary, each Guarantor shall deliver to Beneficiaries a reaffirmation of each such Guarantor's obligations under this Guaranty as of the date of such reaffirmation.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed as of the day and year first set forth above.

                                        PRESIDIO CAPITAL INVESTMENT COMPANY LLC

                                        By:
                                            ------------------------------------


                                        NORTHSTAR PARTNERSHIP, L.P.
                                        By:  NorthStar Capital Investment Corp.,
                                                Its General Partner

                                        By:
                                            ------------------------------------


                                        NORTHSTAR CAPITAL INVESTMENT CORP.

                                        By:
                                            ------------------------------------

                                                                     EXHIBIT G-3

                                    GUARANTY

      THIS GUARANTY, dated as of January ___, 2003 (together with all amendments and supplements hereto, this "Guaranty") made, jointly and severally, by SHELBOURNE PROPERTIES I, Inc., a Delaware corporation, SHELBOURNE PROPERTIES II, Inc., a Delaware corporation, and SHELBOURNE PROPERTIES III, Inc., a Delaware corporation (collectively, "Guarantors" and each, a "Guarantor"), in favor of AP/RH HOLDINGS LLC, a Delaware limited liability company, and the following individuals: RICHARD H. ADER, DAVID M. LEDY, LAURIE A. HAWKES, DAVID SILVERS, JONATHAN M. MOLIN and JACK GENENDE ( each a "Beneficiary" and together with their respective successors and assigns, collectively referred to herein as the "Beneficiaries").

                                   WITNESSETH:

      WHEREAS, pursuant to that certain Promissory Note, dated as of July 30, 1999, executed by Accotel Property Investors LLC, a Delaware limited liability company ("Borrower"), and payable to the order of Berkshire Hathaway Credit Corporation ("Lender") in the original principal amount of Seventy-Three Million Seven Hundred Twenty Thousand Dollars ($73,720,000.00), which was amended, as of October 5, 1999, to increase the principal amount thereof to Seventy-Seven Million Two Hundred Seventy Thousand Dollars ($77,270,000.00) (together with all other renewals, modifications, increases and extensions thereof, the "Note"), Borrower has become indebted to Lender with respect to a loan ("Loan") which is secured by the lien and security interest of the Indenture of Mortgage, Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Rents and Leases, dated as of July 30, 1999 (as amended, modified and supplemented, the "Indenture"), by Borrower and Accotel Remainder LLC, a Delaware limited liability company ("Remainderman"), in favor of Lender or one or more trustees for the benefit of Lender and further evidenced, secured or governed by other instruments and documents executed in connection with the Loan (together with the Note and Indenture, and as amended, modified and supplemented, the "Loan Documents"); and

      WHEREAS, in connection with the Loan, Beneficiaries delivered the following guaranties to Lender: (i) that certain Guaranty of Recourse Obligations (Owner), dated as of July 30, 1999 (as the same may have been amended, supplemented or reaffirmed, the "Beneficiary Recourse Guaranty"), and
(ii) that certain Guaranty of Payment, dated as of July 30, 1999 (as the same may have been amended, supplemented or reaffirmed, the "Beneficiary Bankruptcy Guaranty", and together with the Beneficiary Recourse Guaranty, the "Beneficiary Guaranties"); and

      WHEREAS, Shelbourne JV, LLC, a Delaware limited liability company ("JV"), desires to acquire 100% of the membership interest in Accotel Equity Investors, LLC ("Equity"), the sole member of Borrower; and

      WHEREAS, the Beneficiary Guaranties will not be released in connection with the acquisition of the membership interest in Equity by JV; and

      WHEREAS, Beneficiaries are not willing to allow the acquisition of interests in Equity by JV while the Beneficiary Guaranties are in effect unless Guarantors unconditionally guaranty payment and performance of the Obligations (as hereinafter defined) in accordance with the terms and conditions of this Guaranty; and

      WHEREAS, Guarantors are the owners of a direct or indirect interest in JV, and Guarantors will directly benefit from Beneficiaries permitting the acquisition of interests in Equity by JV.

      NOW, THEREFORE, as an inducement to Beneficiaries to permit the acquisition of interests in Equity by JV, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                                   ARTICLE I

      SECTION 1.1 Definitions and Rules of Usage. Each capitalized term not otherwise defined herein shall have the meaning assigned thereto in the Indenture. The rules of usage set forth in the Indenture shall apply hereto.

                                   ARTICLE II

      SECTION 2.1 Guaranty of Obligations Under Operative Documents. (a) Each Guarantor absolutely, irrevocably and unconditionally guaranties to the Beneficiaries payment of the Obligations as and when the same shall be due and payable. As used herein, the term "Obligations" means the Recourse Obligations and the Bankruptcy Obligations.

      (b) As used herein, the term "Recourse Obligations" means any and all loss, damage, cost, expense, liability, claim or other obligation incurred by or asserted against any Beneficiary to or for the benefit of Lender and attorneys' fees and costs of enforcing the obligations hereunder (but excluding consequential damages) arising out of or in connection with the following:

            (i) fraud on the part of any Guarantor or any direct or indirect equity investor in Borrower (other than Equity) which controls, is controlled by or is under common control with, directly or indirectly, any Guarantor (each, a "Guarantor Control Party"), or any claims against any Guarantor or any Guarantor Control Party under the Racketeer Influences and Corrupt Organizations Act;

            (ii) misappropriation by any Guarantor or any Guarantor Control Party, of rents, security deposits and casualty or condemnation proceeds with respect to any of the Mortgaged Properties, actually received by or at the direction of any of them or any of their Affiliates;

            (iii) any material untruth in any certificate, instrument or written statement or other document supplied by any Guarantor or any Guarantor Control Party to the Lender or to Borrower (on which Borrower relies in delivering a certificate, instrument, written statement or other document to Lender) pursuant to or in connection with the Loan, including, without limitation, in any financial statements of any of such entities, which may be provided to Lender in connection with the Loan;

            (iv) voluntary breach of covenants in the Indenture restricting Transfers of the Mortgaged Properties or Equity Interests in Borrower by any Guarantor or any Guarantor Control Party or the voluntary creation of junior liens or the voluntary incurrence of additional indebtedness not otherwise permitted under the Indenture by any Guarantor or any Guarantor Control Party;

            (v) willful and material breach of the single purpose entity covenants set forth in the Loan Documents by any Guarantor or any Guarantor Control Party but only in the event and to the extent that any such breach shall result in the assertion by third party creditors of the Partners of Borrower that the assets of Borrower are subject to the claims of such creditors; and

            (vi) Lender's costs of enforcing any of the Loan Documents, but only
      (x) to the extent such costs arise in connection with, or as a result of, any defense, set-off, claim or counterclaim asserted by Guarantor or any Guarantor Control Party in connection with such enforcement, and (y) if Borrower is not the prevailing party in such enforcement action.

For purposes hereof, the term "control" shall mean the power to direct and prohibit the action by the designated equity investor giving rise to the Recourse Obligation. It is the intention hereunder that Guarantors fully indemnify the Beneficiaries from and against any loss, damage, cost, expense, liability, claim or other obligation incurred or asserted under the Beneficiary Recourse Guaranty to the extent it arises as a result of a matter described in clauses (i) through (vi) of this Section 2.1(b).

      (c) As used herein, the term "Bankruptcy Obligations" means the principal amount of the Loan, and all interest accrued thereon, any Make Whole Premium, Late Charges, Default Rate Interest and any other Indebtedness from time to time outstanding and the amount of any and all Enforcement Costs. "Enforcement Costs" means the costs, fees and expenses incurred by any Beneficiary or Lender to enforce, protect, maintain, preserve or foreclose any Beneficiary's or Lender's rights, remedies and interests under and in respect of this Guaranty or any of the Loan Documents (including, without limitation, the Beneficiary Bankruptcy Guaranty), including, without limitation, attorneys' fees and disbursements.

      Notwithstanding anything contained herein to the contrary, this Guaranty is a currently existing obligation of each Guarantor; provided, however, that Beneficiaries agree to forebear from enforcing this Guaranty only with respect to the Bankruptcy Obligations against any Guarantor unless and until there has occurred a Trigger Event (as hereinafter defined). "Trigger Event" means one or more of the following events:

            (vii) if Guarantor or any Guarantor Control Party causes Borrower to file any voluntary petition under any chapter of Title 11 of the United States Code, as amended (the "Bankruptcy Code"), or to file any petition for dissolution or liquidation or take other action to dissolve or to liquidate, or in any manner seek any relief under any local, state, federal or other insolvency laws or other laws providing for relief of debtors; or

            (viii) if any involuntary petition under any Chapter of the Bankruptcy Code is filed against Borrower, or if Borrower directly or indirectly becomes the subject of any proceedings pursuant to any local, state, federal or other insolvency laws or other laws providing for the relief of debtors, or in equity, either at the present time or at any time. hereafter, if and only if any Guarantor or any Guarantor Control Party has instigated, consented to, acted in concert or conspired with such creditors of Borrower (other than Lender) to cause the filing thereof;

      provided, however, that a Trigger Event shall not be deemed to have occurred unless and until Lender shall have asserted a claim against any Beneficiary under the Beneficiary Bankruptcy Guaranty arising from a matter described in clause (i) or (ii) of this Section 2.1(c) and, except for any Enforcement Costs that may have been incurred by any Beneficiary, the Bankruptcy Obligations shall not exceed the amount claimed by Lender (it being understood that it is intended that Guarantors fully indemnify the Beneficiaries from and against any claim by Lender under the Beneficiary Bankruptcy Guaranty to the extent that a claim thereunder arises as a result of a Trigger Event hereunder).

      (d) Guarantors shall be automatically released from Guarantors' liabilities (other than those accrued), as set forth in this Guaranty at such time as no Guarantor shall have any interest, direct or indirect, in Borrower as a result of a Transfer to an Approved Transferee (as defined in that certain Consent dated even date herewith by the Lender ("Lender's Consent")), provided that Beneficiary shall have received not less than 15 days prior written notice of such Transfer and all of the conditions and requirements provided in the Lender's Consent with respect to such Transfer shall have been satisfied, as evidenced by a written confirmation to that effect received by the Beneficiaries from Lender. This Guaranty shall not be affected or impaired by the termination, release or expiration of that certain Guaranty dated even date herewith from Presidio Capital Investment Company, LLC, NorthStar Partnership, L.P. and NorthStar Capital Investment Corp. in favor of Beneficiaries. Except as expressly set forth in the second preceding sentence, each Guarantor shall continue to remain liable hereunder, notwithstanding any Transfer which may be permitted under the Indenture.

      SECTION 2.2 Unconditional Obligations. This Guaranty is a joint and several, primary obligation of each Guarantor and is an unconditional, absolute, present and continuing obligation and guaranty of payment (and not merely of collection) and the validity and enforceability of this Guaranty shall be absolute and unconditional and shall not be impaired, affected or in any way conditioned or contingent upon, nor subject to any reduction, limitation, impairment, termination, defense (other than the defense of prior payment or performance), offset, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by Guarantors) irrespective of (a) the making of a demand, the institution of suit or the taking of any other action to enforce performance, or observance by Borrower or Remainderman of the Obligations, (b) the validity, regularity or enforceability of any Operative Document or any of the Obligations or any collateral security, other guaranty, if any, or credit support therefor or right to offset with respect thereto at any time or from time to time held by any Beneficiary, (c) any defense, set-off or counterclaim (other than the defense of prior payment or performance) that may at any time be available to or be asserted by Borrower, Remainderman or any Guarantor against any Beneficiary, (d) any attempt to collect from Borrower or Remainderman or any other entity or to perfect or enforce any security or (e) upon any other action, occurrence or circumstances whatsoever which might otherwise constitute a defense available to, or discharge of, a guarantor or surety of any type. This Guaranty may not be revoked by any Guarantor and shall continue to be effective with respect to any Obligations arising or created after any attempted revocation by any Guarantor and after (if a Guarantor is a natural person) such

Guarantor's death (in which event this Guaranty shall be binding upon such Guarantor's estate and such Guarantor's legal representatives and heirs). Each Guarantor waives any requirement that any Beneficiary shall have instituted any suit, action or proceeding or exhausted their remedies or taken any steps to enforce any rights against Borrower or Remainderman or any other Person (including, without limitation, any other guarantor) or entity to compel any such performance or to collect all or any part of such amount pursuant to the provisions of the Operative Documents or at law or in equity, or otherwise, and regardless of any other condition or contingency. Lender shall not be required to mitigate damages, or take any other action to reduce the Obligations.

      SECTION 2.3 Amendments, etc., with Respect to the Obligations. Guarantors shall remain obligated hereunder notwithstanding that, without any reservation of rights against Guarantors and without notice to or further assent by Guarantors, (a) any demand for payment or performance of any of the Obligations made by any Beneficiary may be rescinded by such Beneficiary and any of the other Obligations continue to be in effect; (b) any demand for payment or performance of any of the obligations under the Beneficiary Guaranties made by the Lender may be rescinded by the Lender and any of such other obligations continue to be in effect, (c) the Indebtedness and the Obligations, or the liability of any other party upon or for any part thereof, and any collateral security or guaranty therefor or right of offset with respect thereto, may be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender or any Beneficiary; (d) any Operative Document, or any collateral security document or other guaranty or document executed and delivered in connection therewith or related thereto may be amended, modified, supplemented or terminated, in accordance with its terms, as the parties thereto may deem advisable; and (e) any collateral security, guaranty or right to offset held by the Lender or any Beneficiary for the payment or performance of the Indebtedness or the Obligations may be sold, exchanged, waived, surrendered or released. For purposes of this Section 2.3, "demand" shall include the commencement and continuance of any legal proceedings.

      SECTION 2.4 Guarantor's Obligations Not Affected. Each Guarantor expressly agrees that the duties and obligations of such Guarantor under this Guaranty shall remain in full force and effect, without the necessity of any reservation of rights against such Guarantor or notice to or further assent by such Guarantor at any time and from time to time, in whole or in part, and without regard to, and shall not be impaired, released, discharged, terminated abated, deferred, diminished, modified or affected, in whole or in part, by any event, condition, occurrence, circumstance, proceeding, action or failure to act, with or without notice to, or the knowledge or consent of, such Guarantor, including, without limitation:

      (a) any extension, modification or renewal of, termination, addition or supplement to, or deletion from, any of the terms of or indulgence with respect to, or substitutions for, or forbearance of the Obligations or the Indebtedness or any part thereof or any agreement relating thereto at any time, including, without limitation, any of the Operative Documents;

      (b) any failure, refusal or omission to enforce any right, power or remedy with respect to the Obligations or the Indebtedness or any part thereof or any agreement relating thereto at any time, including, without limitation, any of the Operative Documents;

      (c) any waiver of any right, power or remedy or of any default with respect to the Obligations or the Indebtedness or any part thereof or any agreement relating thereto at any time, including, without limitation, any of the Operative Documents;

      (d) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any other guaranties with respect to the Obligations, the Indebtedness or the obligations under the Beneficiary Guaranties or any part thereof, or any other obligation of any Person with respect to the Obligations, the Indebtedness or the obligations under the Beneficiary Guaranties or any part thereof;

      (e) the lack of genuineness, unenforceability or invalidity of the Obligations or the Indebtedness or any part thereof or any agreement relating thereto at any time, including, without limitation, any of the Operative Documents;

      (f) except as may be otherwise expressly provided in the Indenture or this Guaranty, any change in the ownership of Borrower, Equity or JV or the insolvency, bankruptcy or any other change in the legal status of Borrower, Equity, JV or any Guarantor or any rejection or modification of the obligations of Borrower or those of any Person under the Operative Documents as a result of any bankruptcy, reorganization, insolvency or similar proceeding;

      (g) the change in or the imposition of any applicable laws and regulations or other governmental act that does or might impair, delay or in any way affect the validity, enforceability, or the payment when due, of the Obligations, the Indebtedness or the obligations under the Beneficiary Guaranties to the extent not prohibited by Applicable Laws and Regulations or otherwise;

      (h) the existence of any claim, set off or other rights or defenses (other than the defense of prior payment or performance) that any Guarantor may have at any time against Borrower or any Beneficiary, Lender or any other Person in connection herewith or with an unrelated transaction and the existence of any claim, setoff or other rights or defenses that any Beneficiary may have against any Guarantor, Borrower, Lender or any other Person in connection with the Operative Documents or with an unrelated transaction;

      (i) any merger or consolidation of Borrower, Equity, JV or any Guarantor into or with any other Person, or, except as may be otherwise expressly provided in the Indenture, any sale, lease or transfer of any or all of the assets of Borrower, Equity, JV or any Guarantor to any other Person;

      (j) the rights, powers or privileges any Beneficiary or Lender may now or hereafter have against any Person or collateral;

      (k) any defect in title, condition, operation or fitness of use of any Property, any casualty or condemnation affecting any Property or any sublease, assignment, renewal, extension or other transfer or continuation of Borrower's rights under the Operative Documents, whether in accordance with the terms of the Operative Documents or otherwise;

      (l) any exchange, surrender or release, in whole or in part, of any security which may be held by the Lender under the Operative Documents; or

      (m) any other action, omission, occurrence or circumstance whatsoever which may in any manner or to any extent vary the risk or effect a legal or equitable defense or discharge of any Guarantor hereunder as a matter of law or otherwise.

      SECTION 2.5 Waiver by Guarantors. Each Guarantor unconditionally waives and releases, to the fullest extent permitted by applicable laws and regulations, any and all (a) notice of the acceptance of this Guaranty and of any change in Borrower's financial condition or of the occurrence of any breach by Borrower under the Loan Documents or any Event of Default; (b) notices of the creation, renewal, extension or accrual of any Obligation or any of the matters referred to in Section 2.4 hereof or any notice of or proof of reliance by any Beneficiary upon this Guaranty or acceptance of this Guaranty (the assignment of interests in Equity shall conclusively be deemed to have been created, contracted, incurred, renewed, extended, amended or waived in reliance upon this Guaranty and all dealings between Borrower, Remainderman or any Guarantor and the Beneficiaries shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty); (c) notices which may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights of the Beneficiaries against any Guarantor; (d) the right to interpose all substantive and procedural defenses of the law of guaranty, indemnification and suretyship, except the defenses of prior payment or prior performance by any Guarantor of the Obligations; (e) all rights and remedies accorded by applicable laws and regulations to guarantors or sureties, including any extension of time conferred by any law now or hereafter in effect; (f) any right or claim of right to cause a marshaling of Borrower's or Remainderman's assets or to cause the Beneficiaries to proceed against Borrower or Remainderman or any collateral held by the Beneficiaries at any time or in any particular order; (g) rights to the endorsement, assertion or exercise by the Beneficiaries or the Lender of any right, power, privilege or remedy conferred herein or in any Operative Document or otherwise; (h) requirements of promptness or diligence on the part of the Beneficiary or Lender; (i) any renewal, extension or continuation of Borrower's or Remainderman's rights under the Operative Documents or any notices of the sale, transfer or other disposition of any right, title to or interest in the Mortgaged Properties or any Operative Document; (j) rights and defenses arising out of an election of remedies by the Beneficiaries or Lender, even though that election of remedies has destroyed Guarantors' rights of subrogation and reimbursement against Borrower by operation of law or otherwise; (k) other circumstances whatsoever (except the defenses of prior payment or prior performance by any Guarantor of the Obligations) which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or which might otherwise limit recourse against any Guarantor; or (l) the right to interpose any defense (except defense of prior payment or prior performance) set off or counterclaim of any nature or description in any action or proceeding. No failure to exercise and no delay in exercising, on the part of any Beneficiary or Lender, any right, power or privilege hereunder or under the Beneficiary Guaranties shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other power or right. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

      SECTION 2.6 SECTION 2.6 [Intentionally Omitted]

      SECTION 2.7 Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Obligations paid by any Guarantor (i) is rescinded or must otherwise be restored or returned by the Beneficiary upon the bankruptcy, insolvency, reorganization, arrangement, adjustment, composition, dissolution, liquidation, or the like, of Borrower, Remainderman, Equity, JV or any Guarantor, or as a result of, the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to Borrower, Remainderman, Equity, JV or any Guarantor or any substantial part of either Person's respective property, or otherwise, or (ii) is returned to any Guarantor by reason of a decree, moratorium or other sovereign act of any governmental authority, in each case, all as though such payment had not been made notwithstanding any termination of this Guaranty or any Operative Document.

                                  ARTICLE III

      SECTION 3.1 Representations and Warranties of Guarantor. Each Guarantor hereby represents and warrants to the Beneficiary as of the Closing Date that:

      (a) Benefit. Such Guarantor is the owner of a direct or indirect interest in Borrower and has received or will receive, direct or indirect benefit from the acquisition by JV of its interests in Equity.

      (b) Authorizations. All acts, conditions, authorizations and other things required to be done, fulfilled and performed by such Guarantor in order:

            (i) to enable such Guarantor lawfully to enter into, exercise such Guarantor's rights under and perform and comply with the obligations expressed to be assumed by such Guarantor in this Guaranty; and

            (ii) to ensure that the obligations expressed to be assumed by such Guarantor in this Guaranty are legal, valid and binding and enforceable against such Guarantor in accordance with the respective terms thereof; have been done, fulfilled and performed and are in full force and effect.

      (c) Legal Validity. This Guaranty has been duly executed and delivered by such Guarantor. The obligations expressed to be assumed by such Guarantor in this Guaranty are legal and valid obligations binding on it and enforceable in accordance with the terms of this Guaranty except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors generally and by general equitable principles. This Guaranty is in full force and effect as of the date of acquisition by JV of its interest in Equity, not subject to any right of rescission, setoff, counterclaim or defense by such Guarantor nor will the operation of any of the terms of the Guaranty or the exercise of any right thereunder, render this Guaranty unenforceable against such Guarantor, in whole or in part, or subject to any right of rescission, setoff, counterclaim or defense by such Guarantor and such Guarantor has not asserted any right of rescission, setoff, counterclaim or defense with respect thereto.

      (d) Litigation. No action, suit, arbitration, governmental investigation, or administrative proceeding of or before any court, tribunal, agency or other governmental authority, is current, pending or to be the best of such Guarantor's knowledge and belief threatened which might, if adversely determined, (i) have a material adverse affect on such Guarantor's business, or financial condition or its ability to perform its obligations hereunder or (ii) restrain such Guarantor from entering into, exercising any of its rights under or performing, enforcing or complying with any of its obligations hereunder.

      (e) Non-conflict. The execution, delivery and performance of this Guaranty will not constitute to the best of such Guarantor's knowledge any breach of, or default under, any contractual, governmental or public obligation binding upon such Guarantor.

      (f) Consents. Such Guarantor is not required to obtain any consent, permit, license, approval, order or authorization from, or to file any declaration or statement with, any governmental authority or any waiver of any right of any Person, in connection with or as a condition to the execution, delivery or performance of or as a condition to the validity of this Guaranty.

      (g) Consent to Jurisdiction, Admissibility, etc. Such Guarantor has properly consented to the jurisdiction of the state and federal courts located within the County of New York, State of New York. Such Guarantor has also properly consented to service of process of writs, summons and other legal process as provided herein, which consent to service of process will be effective against such Guarantor and the choice of law provision of Section 5.11 hereof that provides that this Guaranty is governed by the laws of the State of New York is valid.

      (h) Bankruptcy. There are no bankruptcy or insolvency proceedings pending or threatened against such Guarantor.

                                   ARTICLE IV

                                    Covenants

      SECTION 4.1 Affirmative Covenants. Each Guarantor hereby covenants, for the benefit of the Beneficiaries, (a) to preserve and keep in full force and effect its existence; and (b) obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorizations, approvals, licenses and consents required in or by the laws and regulations of its jurisdiction of incorporation to enable it lawfully to enter into and perform its obligations under this Guaranty or to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of formation of this Guaranty. At such time as the assets of Shelbourne Properties I, Inc., Shelbourne Properties II, Inc. and Shelbourne Properties III, Inc. are conveyed to one or more liquidating trusts, such trusts shall assume the obligations of the Guarantors hereunder and Michael Ashner and William Mack (collectively, the "Shelbourne Principals") shall execute and deliver a several guaranty similar to this Guaranty but modified to limit the Trigger Events and the matters described in clauses (i) through (vi) of Section 2.1(b) in each case to matters that such Shelbourne Principal votes in favor of, initiates or colludes to effect (including, without limitation, by the vote of stock or other equity interests owned or controlled, directly or indirectly, by them or as a director or trustee), all pursuant to documentation reasonably acceptable to Beneficiaries. The Shelbourne Principals have executed this Guaranty for the purpose of agreeing to the foregoing sentence.

                                   ARTICLE V

                                  Miscellaneous

      SECTION 5.1 No Waiver; Cumulative Remedies. The failure or delay of any Beneficiary in exercising any right or remedy granted it hereunder shall not operate as a waiver of such right or remedy or be construed to be a waiver of any breach of any of the terms and conditions hereof or to be an acquiescence therein. Each and every right, power and remedy herein specifically given to the Beneficiaries shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed as a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. A waiver by the Beneficiaries of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Beneficiaries would otherwise have.

      SECTION 5.2 Notices. All notices, demands, declarations, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof shall be in writing and shall be effective if hand delivered, sent by certified or registered, United States mail, postage prepaid, return receipt requested, or expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, at the applicable address listed below or by facsimile to the applicable facsimile number listed below:

If to any Guarantor:
                                      c/o Shelbourne Properties
                                      7 Bulfinch Place, Suite 500
                                      Boston, Massachusetts  02114
                                      FAX:  617-742-4643

If to any Beneficiary:
                                      c/o U.S. Realty Advisors
                                      1370 Avenue of the Americas, 29th Floor
                                      New York, New York  10019
                                      FAX:  212-581-4950

Such address or facsimile numbers may be changed by any party by a written notice to the other parties hereto in the manner provided for in this Section. A notice shall be deemed to have been given when received or upon refusal to accept.

      SECTION 5.3 Amendments and Waivers; Successors and Assigns. (a) Neither this Guaranty nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by Guarantors and the Beneficiaries.

      (b) This Guaranty shall be binding upon Guarantors and their respective successors and permitted assigns and shall inure to the benefit of the Beneficiaries and their respective successors and assigns.

      SECTION 5.4 Severability. Any provision of or obligation under this Guaranty that is determined by competent authority to be prohibited and unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision or obligation in any other jurisdiction. To the extent permitted by applicable laws and regulations, each Guarantor hereby waives any provision of law that renders any provision or obligation hereof prohibited or unenforceable in any respect.

      SECTION 5.5 Termination. Except as may be otherwise expressly provided in this Guaranty, subject to the provisions of Sections 2.1(d) and 2.7 hereof, this Guaranty and each Guarantor's duties and obligations hereunder shall remain in full force and effect and be binding in accordance with its terms, until the later of (i) the date on which all obligations of each Guarantor hereunder shall have been satisfied by indefeasible payment and performance in full and (ii) the date on which the Beneficiary Guaranties have been indefeasibly terminated, discharged and released in full.

      SECTION 5.6 Entire Agreement. This Guaranty constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral between or among Guarantors and the Beneficiary with respect to the subject matter hereof.

      SECTION 5.7 Article Headings. The headings of the various Articles and Sections of this Guaranty are for convenience of reference only and shall not modify, define, expand or limit any of the terms of provisions hereof.

      SECTION 5.8 Jurisdiction; Agent for Service of Process. Any suit, action or proceeding, whether at law or in equity, including any declaratory judgment or similar suit or action, instituted by or against Guarantors arising out of or relating in any way to this Guaranty may be brought and enforced in the courts of the State of New York or of the United States for the Southern District of New York, and each Guarantor irrevocably consents and submits to the exclusive jurisdiction of such courts in respect of any suit, action or proceeding and each Guarantor hereby irrevocably agrees that all claims against it in respect of such action or proceeding against such Guarantor may be heard and determined in such courts. Each Guarantor further irrevocably consents to the service of process in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to such Guarantor or to its agent at its address as set forth in Section 5.2 or as set forth below, respectively. The foregoing shall not limit the right of the Beneficiary to serve process in any other manner permitted by law or to bring any action or proceeding, or to obtain execution of any judgment, in any other jurisdiction.

      SECTION 5.9 Waiver of Venue. Each Guarantor hereby irrevocably waives any option or objection that it may now or hereafter have to the laying of venue of any such action or proceeding arising under or relating to this Guaranty in any court located in the country of New York, State of New York, and hereby further irrevocably waives any claim that a court located in the County of New York, State of New York is not a convenient forum for any such action or proceeding. Each Guarantor agrees that, to the fullest extent permitted by applicable laws and regulations, a final, non- appealable judgment in any such action or proceeding obtained in any court described in Section 5.8 shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

      SECTION 5.10 WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY.

      SECTION 5.11 GOVERNING LAW. THIS GUARANTY SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES.

      SECTION 5.12 Subrogation. Until the Indebtedness has been satisfied in full and during the continuation of this Guaranty, none of Guarantors shall, by virtue of any payment made, security realized or moneys received for or on account of the Obligations:

      (a) be subrogated to any rights, security or moneys held, received or receivable by the Beneficiary or be entitled to any right of contribution or indemnity;

      (b) demand, accept, assign, charge or otherwise dispute of any moneys, obligations or liabilities now or hereafter due or owing to any Guarantor from Borrower or Remainderman or take any step to enforce any right against Borrower or Remainderman;

      (c) claim or rank as creditor against the estate or in the bankruptcy or liquidation of Borrower or Remainderman;

      (d) receive, claim or have the benefit of any payment, distribution or security from or on account of Borrower or Remainderman or exercise any right of set-off or counterclaim as against Borrower or Remainderman or any other person or claim the benefit of the security or moneys held by or for the account of the Beneficiaries; or

      (e) claim or endorse any right of contribution, indemnification or other form of reimbursement against Borrower, Remainderman or any Partner in respect of the Obligations.

      Each Guarantor shall forthwith pay to the Beneficiaries (up to the amount of the Obligations then due to the Beneficiaries) an amount equal to any amount recovered from the exercise of any right referred to above and shall forthwith pay or transfer, as the case may be, to and pending such payment or transfer shall hold in trust for the Beneficiaries any of such payment or distribution or benefit of security in fact received by it.

      SECTION 5.13 Survival. All warranties, representations and covenants made by Guarantors herein or in any certificate or other instrument delivered by it under this Guaranty shall be considered to have been relied upon by the Beneficiaries and shall survive the execution and delivery of this Guaranty, regardless of any investigation made by the Beneficiaries. All statements in any such certificate or other instrument shall constitute warranties and representations by Guarantors hereunder.

      SECTION 5.14 Counterparts. This Guaranty may be executed simultaneously in two or more counterparts each of which shall be deemed an original, and it shall not be necessary in making proof of this Guaranty to produce or account for more than one such counterpart. hereunder.

      SECTION 5.15 Cooperation. Upon request of any Beneficiary, each Guarantor shall deliver to Beneficiaries a reaffirmation of each such Guarantor's obligations under this Guaranty as of the date of such reaffirmation.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed as of the day and year first set forth above.

                                          SHELBOURNE PROPERTIES I, INC.

                                          By:
                                              ----------------------------------


                                          SHELBOURNE PROPERTIES II, INC.

                                          By:
                                              ----------------------------------


                                          SHELBOURNE PROPERTIES III, INC.

                                          By:
                                              ----------------------------------

The undersigned are executing this Guaranty for the purpose of agreeing to the provisions contained in the penultimate sentence of Section 4.1 hereof.


-----------------------------
     Michael Ashner


-----------------------------
     William Mack